                                                                               .
                                                                               .
                                                                               .

                       STATEMENT OF ADDITIONAL INFORMATION

           HSBC INVESTOR FUNDS                          HSBC INVESTOR LIFELINE FUNDS
   HSBC INVESTOR LIMITED MATURITY FUND          HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
        HSBC INVESTOR BOND FUND                      HSBC INVESTOR GROWTH STRATEGY FUND
HSBC INVESTOR NEW YORK TAX-FREE BOND FUND        HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
        HSBC INVESTOR GROWTH FUND              HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
  HSBC INVESTOR GROWTH AND INCOME FUND         HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND
       HSBC INVESTOR MID-CAP FUND
   HSBC INVESTOR OVERSEAS EQUITY FUND                     HSBC ADVISOR FUNDS TRUST
     HSBC INVESTOR OPPORTUNITY FUND
        HSBC INVESTOR VALUE FUND                       HSBC INVESTOR FIXED INCOME FUND
     HSBC INVESTOR MONEY MARKET FUND               HSBC INVESTOR INTERNATIONAL EQUITY FUND
                                                     HSBC INVESTOR SMALL CAP EQUITY FUND


                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845

   General and Account Information          (800) 782-8183 (Toll Free)
   --------------------------------   ---------------------------------------
     HSBC Investments (USA) Inc.          BISYS Fund Services Ohio, Inc.
         Investment Adviser                 Administrator of the Funds
        ("HSBC" or "Adviser")              ("BISYS" or "Administrator")
                                      BISYS Fund Services Limited Partnership
                                            ("Distributor" or "BISYS LP")

AllianceBernstein Investment Research    Waddell & Reed Investment Management
 and Management, Sub-Adviser to HSBC    Company, Sub-Adviser to HSBC Investor
Investor International Equity Fund and   Growth Fund ("Waddell & Reed" or a
  HSBC Investor Overseas Equity Fund                "Sub-Adviser")
      ("AllianceBernstein" or a
           "Sub-Adviser")

NWQ Investment Management Co., LLC,     Westfield Capital Management Company,
Sub-Adviser to HSBC Investor Value        LLC, Sub-Adviser to HSBC Investor
 Fund ("NWQ" or a "Sub-Adviser")        Small Cap Equity Fund ("Westfield" or
                                                 a "Sub-Adviser")


 Transamerica Investment Management,   Munder Capital Management, Sub-Adviser
LLC, Sub-Adviser to the HSBC Investor    to the HSBC Investor Mid-Cap Fund
Growth and Income Fund ("Transamerica"     ("Munder" or a "Sub-Adviser")
         or a "Sub-Adviser")

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUSES FOR THE FUNDS DATED FEBRUARY 28, 2005 (the "Prospectuses"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses. The Prospectuses and Statement of Additional Information may be obtained without charge by writing or calling the Trusts at the address and telephone number printed above.

References in this Statement of Additional Information to the "Prospectus" are to the Prospectuses dated February 28, 2005 of the Investor Trust and Advisor Trust, by which shares of the Funds are being offered. Unless the context otherwise requires, terms defined in the Prospectuses have the same meaning in this Statement of Additional Information as in the Prospectuses.

February 28, 2005, as revised April 22, 2005

                                TABLE OF CONTENTS

                                                                                                                            PAGE NO.
                                                                                                                            --------
GENERAL INFORMATION........................................................................................................     6
    HSBC Investor Funds....................................................................................................     6
    HSBC Investor LifeLine Funds...........................................................................................     6
    HSBC Advisor Funds Trust...............................................................................................     6

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS............................................................................     7

    HSBC Investor Money Market Fund........................................................................................     7
    HSBC Investor Limited Maturity Fund (Limited Maturity Portfolio).......................................................     8
    HSBC Investor Bond Fund (Fixed Income Portfolio).......................................................................     9
    HSBC Investor New York Tax-Free Bond Fund..............................................................................    10
    HSBC Investor Growth Fund (Growth Portfolio)...........................................................................    12
    HSBC Investor Growth and Income Fund...................................................................................    13
    HSBC Investor Mid-Cap Fund.............................................................................................    14
    HSBC Investor Overseas Equity Fund (International Equity Portfolio)....................................................    14
    HSBC Investor Opportunity Fund (Small Cap Equity Portfolio)............................................................    15
    HSBC Investor Value Fund (Value Portfolio).............................................................................    16
    HSBC Investor Fixed Income Fund (Fixed Income Portfolio)...............................................................    16
    HSBC Investor International Equity Fund (International Equity Portfolio)...............................................    17
    HSBC Investor Small Cap Equity Fund (Small Cap Portfolio)..............................................................    18

INVESTMENT TECHNIQUES......................................................................................................    19

    American Depositary Receipts (Equity Funds except Growth Fund).........................................................    21
    Asset-backed Securities (Income Funds except NY Tax-Free Bond, Growth and Income Fund and Mid-Cap Fund)................    21
    Banking Industry and Savings and Loan Industry Obligations (Income Funds except NY Tax-Free Bond)......................    21
    Brady Bonds (Income Fund except NY Tax-Free Bond)......................................................................    22
    Cash Sweep Program (All Equity Funds and all Income Funds).............................................................    22
    Convertible Securities (Equity Funds except Opportunity Fund and Small Cap Equity).....................................    23
    Derivatives (All Income Funds International Funds, Opportunity Fund, Small Cap Equity).................................    23
    Emerging Markets (International Funds and Limited Maturity Fund, Bond Fund, Growth and Income Fund, Opportunity Fund,
     Fixed Income Fund, Small Cap Equity Fund).............................................................................    23
    Equity Securities (All Equity Funds)...................................................................................    25
    Eurodollar And Yankee Bank Obligations (Income Funds except NY Tax-Free Bond Fund).....................................    26
    Fixed Income Securities (All Income Funds).............................................................................    26
    Floating and Variable Rate Obligations (All Income Funds, Growth and Income Fund, Mid-Cap Fund)........................    27
    Foreign Currency Exchange - Related Securities (Limited Maturity Fund, Bond Fund and Fixed Income Fund)................    28
    Foreign Securities (All Income Fund, except NY Tax Free Bond)..........................................................    29
    Forward Foreign Currency Contracts and Options on Foreign Currencies (Income Funds except NY Tax-Free Bond, Equity
     Funds except Growth Fund, Mid-Cap Growth and Income Fund).............................................................    29
    Futures Contracts (All Income Funds, all Equity Funds).................................................................    30
    High Yield/High Risk Securities (All Income Funds, Equity Funds except Mid-Cap Fund and Growth and
     Income Fund)..........................................................................................................    33
    Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities (All Funds)....................................    33
    Inverse Floating Rate Obligations (Income Funds except NY Tax-Free Bond Fund)..........................................    34
    Investment Company Securities (All Funds)..............................................................................    34
    Lending of Portfolio Securities (All Funds)............................................................................    35
    Money Market Securities (All Funds)....................................................................................    35
    Mortgage Dollar Roll Transactions (Bond Fund and Fixed Income Fund)....................................................    35
    Mortgage-Related Securities (Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund, Opportunity
     Fund, Fixed Income Fund and Small Cap Equity Fund)....................................................................    39
    Obligations of Personal and Business Credit Institutions (Money Market Fund)...........................................    39
    Options and Futures (All Income, Funds except NY Tax-Free Bond Fund; all Equity Funds).................................    43
    Other Depository Receipts (CDRs, EDRs, GDRs) (Growth and Income Fund, Mid-Cap Fund, and International Fund)
    Participation Interests (NY Tax-Free Bond Fund)........................................................................    44
    Repurchase Agreements (All Funds)......................................................................................    44
    Short-Term Trading Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund and International Equity Fund

    Sovereign and Supranational Debt Obligations Limited Maturity Fund, Bond Fund, Mid-Cap Fund, Opportunity Fund, Fixed
     Income Fund, International Equity Fund and Small Cap Equity Fund......................................................    45
    Special Factors Affecting New York (NY Tax-Free Bond Fund).............................................................    46
    Swaps, Caps, Floors and Collars (Fixed Income Funds except NY Tax-Free Bond Fund)......................................    46
    U.S. Government Securities (All Funds except NY Tax-Free Bond and Opportunity Fund)....................................    46
    Warrants (International Funds, Growth Fund, Value Fund)................................................................    46
    When-Issued and Delayed-Delivery Securities (All Income Funds, Growth and Income Fund and Midcap Fund).................    47
    Writing Covered Calls (Growth and Income Fund, Mid Cap Fund)...........................................................    48
    Zero Coupon Obligations (All Income Funds, Growth and Income Fund, Mid-Cap Fund).......................................    48

PORTFOLIO TURNOVER.........................................................................................................    48

PORTFOLIO MANAGEMENT.......................................................................................................    49

    Limited Maturity Fund, Bond Fund and Fixed Income Fund.................................................................    49
    New York Tax-Free Bond Fund............................................................................................    50

PORTFOLIO TRANSACTIONS.....................................................................................................    50

DISCLOSURE OF PORTFOLIO HOLDINGS...........................................................................................    52

INVESTMENT RESTRICTIONS....................................................................................................    53

    LifeLine Funds.........................................................................................................    53
    Money Market Fund......................................................................................................    54
    Limited Maturity Fund..................................................................................................    56
    Bond Fund..............................................................................................................    57
    New York Tax-Free Bond Fund............................................................................................    59
    Growth Fund............................................................................................................    61
    Growth and Income Fund.................................................................................................    61
    Mid-Cap Fund...........................................................................................................    64
    Overseas Equity Fund...................................................................................................    66
    Opportunity Fund.......................................................................................................    67
    Value Fund.............................................................................................................    69
    Fixed Income Fund......................................................................................................    70
    International Equity Fund..............................................................................................    72
    Small Cap Equity Fund..................................................................................................    73
    Percentage and Rating Restrictions.....................................................................................    75

PERFORMANCE INFORMATION....................................................................................................    75

    Trustees and Officers..................................................................................................    77
    Board of Trustees......................................................................................................    79
    Trustee Compensation...................................................................................................    82
    Proxy Voting...........................................................................................................    83

INVESTMENT ADVISORY AND OTHER SERVICES.....................................................................................    83

    Investment Adviser.....................................................................................................    83
    Sub-Advisers...........................................................................................................    86
    Distribution Plans - Class A, Class B, and Class C Shares Only.........................................................    87
    The Distributor........................................................................................................    87
    Administrative Services Plan...........................................................................................    88
    Administrator..........................................................................................................    89
    Transfer Agent.........................................................................................................    89
    Custodian and Fund Accounting Agent....................................................................................    90
    Shareholder Servicing Agents...........................................................................................    90
    Federal Banking Law....................................................................................................    91
    Expenses...............................................................................................................    91

DETERMINATION OF NET ASSET VALUE...........................................................................................    91

PURCHASE OF SHARES.........................................................................................................    93

    Exchange Privilege.....................................................................................................    95
    Automatic Investment Plan..............................................................................................    96
    Through A Shareholder Servicing Agent Or A Securities Broker...........................................................    96

SALES CHARGES..............................................................................................................    96

    Class A Shares.........................................................................................................    96
    Sales Charge Waivers...................................................................................................    97
    Concurrent Purchases...................................................................................................    97
    Letter of Intent.......................................................................................................    97
    Right of Accumulation..................................................................................................    98
    Contingent Deferred Sales Charge ("CDSC") - Class B Shares.............................................................    98
    Conversion Feature -- Class B Shares...................................................................................    99
    Level Load Alternative -- Class C Shares...............................................................................    99

REDEMPTION OF SHARES.......................................................................................................    99

    Redemption Fee.........................................................................................................   100
    Systematic Withdrawal Plan.............................................................................................   100
    Redemption of Shares Purchased Directly Through the Distributor........................................................   100

RETIREMENT PLANS...........................................................................................................   100

    Individual Retirement Accounts.........................................................................................   100
    Defined Contribution Plans.............................................................................................   101
    Section 457 Plan, 401(k) Plan, 403(b) Plan.............................................................................   101

DIVIDENDS AND DISTRIBUTIONS................................................................................................   101

    The Money Market Fund..................................................................................................   102

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES......................................................................   102

    Investor Trust and Advisor Trust.......................................................................................   102
    Portfolio Trust........................................................................................................   103
    Ownership of the Funds.................................................................................................   104

TAXATION...................................................................................................................   117

    Tax Status of the Funds................................................................................................   117
    The Portfolios.........................................................................................................   118
    Distributions in General...............................................................................................   118
    Tax-Exempt Income (New York Tax-Free Bond Fund)........................................................................   119
    Dispositions...........................................................................................................   119
    Backup Withholding.....................................................................................................   120
    Other Taxation.........................................................................................................   120
    Fund Investments.......................................................................................................   120
    Special Tax Considerations.............................................................................................   121


OTHER INFORMATION..........................................................................................................   121

    Capitalization.........................................................................................................   121

    Independent Registered Public Accounting Firm..........................................................................   122

    Counsel................................................................................................................   122
    Code of Ethics.........................................................................................................   122
    Registration Statement.................................................................................................   122

FINANCIAL STATEMENTS.......................................................................................................   122

    Shareholder Inquiries..................................................................................................   122

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS..............................................................................   123

APPENDIX B: DESCRIPTION OF MUNICIPAL OBLIGATIONS...........................................................................   127

APPENDIX C: ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS...............................................   128

APPENDIX D: HSBC INVESTOR FUNDS, HSBC ADVISOR FUNDS TRUST, and HSBC INVESTOR PORTFOLIOS PROXY VOTING POLICY................   130

APPENDIX E: HSBC ASSET MANAGEMENT (AMERICAS) INC., PROXY POLICY............................................................   131

APPENDIX F: WESTFIELD CAPITAL, PROXY VOTING POLICY.........................................................................   133

APPENDIX G: ALLIANCEBERNSTEIN, PROXY VOTING POLICY.........................................................................   139

APPENDIX H: NWQ, PROXY VOTING POLICY.......................................................................................   142

APPENDIX I: WADDELL & REED, PROXY VOTING POLICY............................................................................   192

APPENDIX J: TRANSAMERICA, PROXY VOTING POLICY                                                                                  1

APPENDIX K: MUNDER, PROXY VOTING POLICY                                                                                        1

                               GENERAL INFORMATION

HSBC INVESTOR FUNDS

      Each of HSBC Investor Limited Maturity Fund ("Limited Maturity Fund"), HSBC Investor Bond Fund ("Bond Fund"), HSBC Investor New York Tax-Free Bond Fund S("New York Tax-Free Fund"), HSBC Investor Growth Fund ("Growth Fund"), HSBC Investor Growth and Income Fund ("Growth and Income Fund"), HSBC Investor Mid-Cap Fund ("Mid-Cap Fund"), HSBC Investor Overseas Equity Fund ("Overseas Equity Fund"), HSBC Investor Opportunity Fund ("Opportunity Fund"), HSBC Investor Value Fund ("Value Fund") (each a "Fund" and together the "Investor Funds") is a series of HSBC Investor Funds (the "Investor Trust"), an open-end, diversified management investment company that currently consists of multiple series, each of which has different and distinct investment objectives and policies. Each of the Bond Fund, Growth Fund, Limited Maturity Fund, Opportunity Fund, Overseas Equity Fund, and Value Fund seek to achieve the Fund's investment objective by investing all of the Fund's assets in a series of the HSBC Investor Portfolios Trust (the "Portfolio Trust") which has the same or a substantially similar investment objective as the Fund. The Portfolio Trust is an open-end management investment company. Each Investor Fund is described in this Statement of Additional Information. Shares of the Mid-Cap Fund are divided into four separate classes, Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares"), and Trust Class (the "Trust Shares"). Shares of the Growth and Income Fund, Growth Fund, Limited Maturity Fund, Value Fund and New York Tax-Free Fund are divided into four separate classes, Class A Shares, Class B Shares, Class C Shares, and Class Y ("Class Y Shares"). Shares of the Bond Fund, Opportunity Fund and Overseas Equity Fund are divided into three separate classes, Class A Shares, Class B Shares, and Class C Shares.

      The Investor Trust also includes certain money market funds that are covered in a separate statement of additional information.

HSBC INVESTOR LIFELINE FUNDS

      Each of the HSBC Investor LifeLine Funds (the "LifeLine Funds") is a series of the Investor Trust. The LifeLine Funds offer the following asset allocation Funds: HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund, and HSBC Investor Conservative Income Strategy Fund. Each LifeLine Fund, based on a target asset allocation, invests in a combination of the HSBC Investor Money Market Fund (the "Money Market Fund") and the following series of the Portfolio Trust: HSBC Investor Fixed Income Portfolio (the "Fixed Income Portfolio"), HSBC Investor Growth and Income Portfolio (the "Growth and Income Portfolio"), HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), HSBC Investor Limited Maturity Fund (the "Limited Maturity Portfolio"), HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), HSBC Investor Growth Portfolio (the "Growth Portfolio"), and the HSBC Investor Value Portfolio (the "Value Portfolio") (each, a "Portfolio", and together the "Portfolios" or "underling Portfolios") to achieve a different investment objective. Each of the LifeLine Funds allocates periodically its assets among the underlying Portfolios and the Money Market Fund within predetermined ranges in accordance with such Fund's objective, potential investment risk and reward to ensure broad diversification among asset classes and in response to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Fund's asset allocation. See "Investment Techniques--Investments Investment Company Securities." The following description of securities and investment practices apply to the LifeLine Funds, as each LifeLine Fund seeks to achieve its investment objective by investing all of its assets in a combination of the Portfolios and the Money Market Fund. Each LifeLine Fund is described in this Statement of Additional Information. Shares of the LifeLine Funds are divided into four separate classes, Class A, Class B, Class C, and Class R (the "Class R Shares").

      With respect to the Investor Funds and LifeLine Funds, the term "Fund" includes the Portfolios in which each Fund invests.

      Shares of the Investor Funds and the LifeLine Funds are continuously offered for sale by the Distributor at the applicable public offering price (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trusts (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. See "Purchase of Shares" and "Sales Charges."

HSBC ADVISOR FUNDS TRUST

      Each of the HSBC Investor Fixed Income Fund ("Fixed Income Fund"), HSBC Investor International Equity Fund ("International Equity Fund") and HSBC Investor Small Cap Equity Fund ("Small Cap Equity Fund") (each a "Fund", together the "Advisor Funds" and together with the Investor Funds, the "Funds") is a separate series of the HSBC Advisor Funds Trust (the "Advisor Trust" and together with the Investor Trust, the "Trusts"), an open-end, diversified management investment company that was formed as a

Massachusetts business trust on April 5, 1996 and currently consists of three series. The Advisor Funds are described in this Statement of Additional Information. The Advisor Trust seeks to achieve the investment objective of HSBC Investor Fixed Income Fund, HSBC Investor International Equity Fund and HSBC Investor Small Cap Equity Fund by investing all of each Advisor Fund's assets in the HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio and HSBC Investor Small Cap Equity Portfolio, respectively. Each Portfolio has the same or a substantially similar investment objective as its corresponding Advisor Fund. Each Portfolio is a series of the Portfolio Trust. The Advisor Shares of the Advisor Funds ("Advisor Shares") are offered in a single class, the Advisor Class, and only to clients of HSBC and its affiliates for which HSBC or its affiliates exercises investment discretion. See "Purchase of Shares" and "Sales Charges."

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

      The following information supplements the discussion of the investment objective policies, and risks of each Fund discussed in the Fund's Prospectus. Each Advisor Fund and the Bond Fund, Growth Fund, Limited Maturity Fund, Opportunity Fund, Overseas Equity Fund and Value Fund invest all of their assets in a Portfolio that has the same or a substantially similar investment objective as the Fund. Each LifeLine Fund invests all of its assets in a combination of the Money Market Fund and various Portfolios. For simplicity's sake, all discussion of investment objectives, strategies and risks of a Fund refer also to the investment objectives, strategies and risks of the underlying Portfolio, and all discussion of investment objectives, strategies, and risks of a LifeLine Fund refer also to the investment objectives, strategies, and risks of the Portfolios in which such Fund invests, and the Money Market Fund, unless otherwise indicated.

      The Adviser invests each LifeLine Fund's assets in the following Portfolios and the Money Market Fund according to the various percentage weightings selected by the Adviser in the chart below. The percentage weightings are targets that may be adjusted in the Adviser's discretion.

                HSBC INVESTOR LIFELINE FUNDS PORTFOLIO WEIGHTINGS

                                             HSBC                    HSBC INVESTOR                    HSBC
                                           INVESTOR        HSBC        INVESTOR         HSBC        INVESTOR
                                          AGGRESSIVE     INVESTOR      MODERATE     CONSERVATIVE  CONSERVATIVE
                                            GROWTH        GROWTH        GROWTH         GROWTH        INCOME
UNDERLYING PORTFOLIO                     STRATEGY FUND STRATEGY FUND STRATEGY FUND  STRATEGY FUND STRATEGY FUND
--------------------                     ------------- ------------- -------------  ------------- -------------
Money Market Fund                               1%            1%            6%           20%            30%
Fixed Income Portfolio                       None            17%           31%           20%            25%
Limited Maturity Portfolio                   None          None          None            15%            25%
Growth Portfolio                               21%           21%           19%           15%             8%
Value Portfolio                                21%           21%           18%           15%             8%
Small Cap Equity Portfolio                     34%           20%           11%            5%          None
International Equity Portfolio                 23%           20%           15%           10%             4%
                                             ----          ----          ----           ---           ----
Total:                                        100%          100%          100%          100%           100%
                                             ----          ----          ----           ---           ----

      The Trusts, with respect to each Fund, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

      The following descriptions are provided with respect to the Fund and/or Portfolio indicated in the headings below. For purposes of these descriptions:

      "Investment grade" debt securities are those debt securities that are rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest long-term quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service ("Moody's"), or in the case of unrated securities, determined by the Adviser to be of comparable quality.

HSBC INVESTOR MONEY MARKET FUND

      The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital.

      The Fund seeks to achieve its investment objective by investing its assets in a portfolio of the highest quality money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less, and repurchase agreements with respect to such obligations. Examples of these instruments include:

      - bank certificates of deposit (CDs): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

      - time deposits: non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

      - bankers' acceptances: negotiable drafts or bills of exchange that have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

      - prime commercial paper: high-grade, short-term obligations issued by banks, corporations and other issuers.

      - corporate obligations: high-grade, short-term corporate obligations other than prime commercial paper.

      -     municipal obligations: high-grade, short-term municipal obligations.

      - government securities: marketable securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities.

      - repurchase agreements: collateralized by U.S. Treasury or U.S. Government agency obligations.

      The Fund will invest only in the highest quality securities that the Adviser believes present minimal credit risk. Highest quality securities are securities rated at the time of acquisition in the highest short-term category (i.e., A-1/P-1) by at least two NRSROs (or, if only one rating service has rated the security, by that service) or, if the security is unrated, judged to be of equivalent quality by the Adviser. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

HSBC INVESTOR LIMITED MATURITY FUND (LIMITED MATURITY PORTFOLIO)

      The Limited Maturity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Limited Maturity Portfolio (the "Limited Maturity Portfolio"), which has the same investment objective as the Limited Maturity Fund.

      The investment objective of the Limited Maturity Portfolio is to realize above-average total return consistent with reasonable risk, through investment primarily in a diversified portfolio of investment grade fixed income securities such as U.S. Government securities, corporate debt securities, mortgage-backed securities and other fixed income securities. The average portfolio duration of the Limited Maturity Portfolio normally varies within three-to-six years based on projected interest rates.

      The Limited Maturity Portfolio will normally invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed income securities. This is not a fundamental policy and may be changed by the Board of Trustees of the Investor Trust, without a vote of shareholders, upon 60 days' prior notice. The Limited Maturity Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-through, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

      The Adviser will seek to achieve the Limited Maturity Portfolio's objective by investing the Portfolio's assets in investment grade debt or fixed income securities.

      From time to time, the Adviser may invest more than 50% of the Limited Maturity Portfolio's total assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Limited Maturity Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Limited Maturity Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage-backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Limited Maturity Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Limited Maturity Portfolio may also purchase securities of developing countries; however, the Limited Maturity Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Limited Maturity Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Limited Maturity Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan." The Limited Maturity Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Limited Maturity Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

HSBC INVESTOR BOND FUND (FIXED INCOME PORTFOLIO)

      The Bond Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio (the "Fixed Income Portfolio"), which has the same investment objective as the Bond Fund.

      The investment objective of the Fixed Income Portfolio is to realize above-average total return, consistent with reasonable risk, through investment in a diversified portfolio of fixed income securities, including U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

      The Fixed Income Portfolio will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. This is not a fundamental policy and may be changed by the Board of Trustees of the Portfolio Trust, without a vote of shareholders, upon 60 days' prior notice. The Fixed Income Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

      The Adviser will seek to achieve the Fixed Income Portfolio's objective by investing at least 80% of the Portfolio's net assets plus the amount of any borrowings for investment purposes in investment grade debt or fixed income securities.

      Up to 20% of the Fixed Income Portfolio's total assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk.

      From time to time, the Adviser may invest more than 50% of the Fixed Income Portfolio's total assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Fixed Income Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Fixed Income Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage- backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Fixed Income Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fixed Income Portfolio may also purchase securities of developing countries; however, the Fixed Income Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Fixed Income Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan". The Fixed Income Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fixed Income Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

      The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with income exempt from regular federal, New York State and New York City personal income taxes.

      The Adviser seeks to achieve the investment objective of the Fund by investing at least 80% of the net assets of the Fund, plus the amount of any borrowing for investment purposes, in a non-diversified portfolio of municipal bonds, notes, commercial paper, and other debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal (except for U.S. Government securities) personal income taxes. Such obligations are referred to herein as "Municipal Obligations."

The Adviser invests on behalf of the New York Tax-Free Bond Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

      Although under normal circumstances, the Adviser attempts to invest 100%, and does invest at least 80%, of the New York Tax-Free Bond Fund's net assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Adviser may purchase on behalf of the Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. The Adviser will normally invest at least 80% of the New York Tax-Free Bond Fund's net assets in tax-exempt obligations. This is not a fundamental policy and may be changed by the Board of Trustees of the Investor Trust, without a vote of shareholders, upon 60 days' prior notice. As a temporary defensive measure, the Adviser may invest up to 20% of the New York Tax-Free Bond Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the New York Tax-Free Bond Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

      All of the investments of the New York Tax-Free Bond Fund are made in:

      (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's, AAA, AA, A or BBB by S&P, or AAA, AA, A or BBB by Fitch, or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

      (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

      (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

      (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by S&P or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash.

      Municipal bonds rated Baa by Moody's or BBB by S&P or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For a general discussion of Municipal Obligations and the risks associated with an investment therein, see Appendix B to the Statement of Additional Information.

      The maximum maturity of any debt security held for the New York Tax-Free Bond Fund is 40 years.

      Although higher quality Municipal Obligations may produce lower yields, they generally are easier to sell or trade than lower quality Municipal Obligations. To protect the value of its shareholders' investment under adverse market conditions, the Adviser from time to time may deem it prudent to purchase higher quality Municipal Obligations or taxable obligations for the New York Tax-Free Bond Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

      The net asset value of the New York Tax-Free Bond Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the New York Tax-Free Bond Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the New York Tax-Free Bond Fund's portfolio can be expected to decline. Such changes in the value of the New York Tax-Free Bond Fund's portfolio are reflected in the net asset value of shares of the Fund but do not affect the income received by the Fund from its portfolio securities. Municipal Obligations with longer maturities, such as those in which the New York Tax-Free Bond Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the New York Tax-Free Bond Fund's net income. Since available yields vary, no specific level of income can be assured.

      As a non-diversified investment company, the Investor Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the New York Tax-Free Bond Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Investor Trust intends to qualify the New York Tax-Free Bond Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the New York Tax-Free Bond Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the New York Tax-Free Bond Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

      The Adviser may invest more than 25% of the assets of the New York Tax-Free Bond Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects). Certain investors in the New York Tax-Free Bond Fund may be required to pay a federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Adviser also may invest more than 25% of the assets of the New York Tax-Free Bond Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

      Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

      Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.

HSBC INVESTOR GROWTH FUND (GROWTH PORTFOLIO)

      The Growth Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Growth Portfolio (the "Growth Portfolio"), which has the same investment objective as the Growth Fund.

      The investment objective of the Growth Portfolio is long-term growth of capital. The Growth Portfolio will primarily invest in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the Growth Portfolio's Sub-Adviser believes have the potential to generate superior levels of long-term profitability and growth.

      The Growth Portfolio may invest in a broad range of U.S. and foreign companies, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

      The Growth Portfolio also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and
(e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Growth Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Growth Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Growth Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the Portfolio's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

      The Growth Portfolio may lend its portfolio securities.

      The Growth Portfolio will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Growth Portfolio may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Growth Portfolio may invest up to 15% of its net assets in illiquid securities.

HSBC INVESTOR GROWTH AND INCOME FUND

      The investment objective of the Growth and Income Fund is to provide investors with long-term growth of capital and current income.

      The Growth and Income Fund seeks to achieve its objective by investing, under ordinary market conditions, primarily in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks ("equity securities"). As a matter of fundamental policy, during normal market conditions, at least 65% of the value of the Growth and Income Fund's total assets will be invested in equity securities. The balance of the Growth and Income Fund's assets may be invested in various types of fixed income securities and in money market instruments. Most of the Growth and Income Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of American Depository Receipts ("ADRs") and investment company securities (see "Other Investment Practices of the Funds" in this Prospectus for further information on these investments). The Sub-Adviser expects that the Growth and Income Fund's investments will consist of companies which will be of various sizes and in various industries and may in many cases be leaders in their fields. In addition, the Growth and Income Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Growth and Income Fund may use stock index futures, related options and options on stock indices for the sole purpose of hedging the portfolio. The Growth and Income Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and investment grade debt obligations issued or guaranteed by domestic corporations or commercial banks. From time to time, the Growth and Income Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Growth and Income Fund will invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage-related securities.

      The Growth and Income Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions, therefore, no more than 35% of the Growth and Income Fund's total assets will be invested in fixed income securities and money market instruments for purposes of meeting the Fund's investment objective of current income. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Sub-Adviser, the Growth and Income Fund may invest up to 100% of its total assets in money market instruments as described below.

HSBC INVESTOR MID-CAP FUND

      The investment objective of the Mid-Cap Fund is to achieve a higher rate of return than that generated by the Russell MidCap Growth Index. The Fund seeks to achieve its objective by investing in common and preferred stock and convertible securities.

      The Mid-Cap Fund normally invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of mid-sized companies (those with market capitalizations falling within the Russell MidCap Growth Index at the time of purchase). This is not a fundamental policy and may be changed by the Board of Trustees of the Investor Trust, without a vote of shareholders, upon 60 days' prior notice. Investments are primarily in common stocks, preferred stocks and convertible securities.

      The balance of the Mid-Cap Fund's assets may be invested in various types of fixed income securities and in money market instruments. Most of the Mid-Cap Fund's investments will be securities listed on the New York or American Stock Exchanges or on NASDAQ and may also consist of ADRs and investment company securities. In addition, the Mid-Cap Fund may, within certain limitations as set forth below, lend portfolio securities, enter into repurchase agreements, invest in when-issued and delayed delivery securities and write covered call options. The Mid-Cap Fund may use stock index futures, related options and options on stock indices for the sole purpose of hedging the portfolio. The Mid-Cap Fund's investments in fixed income securities will primarily consist of securities issued or guaranteed by domestic corporations or commercial banks. From time to time, the Mid-Cap Fund may also invest up to 5% of its total assets in the debt obligations of foreign issuers. The types of debt obligations in which the Mid-Cap Fund will invest include, among others, bonds, notes, debentures, commercial paper, variable and floating rate demand and master demand notes, zero coupon securities and asset-backed and mortgage related securities.

      The Mid-Cap Fund intends to stay invested in the equity securities described above to the extent practicable in light of its investment objective and long-term investment perspective. Under ordinary market conditions no more than 20% of the Mid-Cap Fund's total assets will be invested in fixed income securities and money market instruments. However, for temporary defensive purposes, e.g., during periods in which adverse market changes or other adverse economic conditions warrant as determined by the Sub-Adviser, the Mid-Cap Fund may invest up to 100% of its total assets in money market instruments as described below.

HSBC INVESTOR OVERSEAS EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

      The Overseas Equity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), which has the same investment objective as the International Equity Fund.

      The investment objective of the International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including ADRs and U.S. registered securities) and securities of issuers whose principal markets are outside of the United States. The investment characteristics of the International Equity Fund correspond to those of the International Equity Portfolio. The International Equity Portfolio will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. This is not a fundamental policy and may be changed by the Board of Trustees of the Portfolio Trust, without a vote of shareholders, upon 60 days' prior notice. The common stock in which the International Equity Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the International Equity Portfolio may invest up to 20% of its total assets in equity securities of companies in emerging markets.

      The International Equity Portfolio intends to have at least three different countries other than the U.S. represented in its portfolio. It is the current intention of the International Equity Portfolio to invest primarily in companies with large market capitalizations. The International Equity Portfolio seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, a capitalization-weighted index containing approximately 1,600 equity securities of companies located outside the United States. The International Equity Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

      Under exceptional conditions abroad or when, in the opinion of AllianceBernstein Investment Research and Management. ("AllianceBernstein Bernstein" or the "Sub-Adviser"), economic or market conditions warrant, the International Equity Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the International Equity Portfolio will be limited to those rated, at the time of investment, in the four highest long-term rating categories by or, if unrated, determined by the Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.

      Because of the risks associated with common stocks and other equity investments, the International Equity Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

HSBC INVESTOR OPPORTUNITY FUND (SMALL CAP EQUITY PORTFOLIO)

      The Opportunity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), which has a substantially similar investment objective as the Opportunity Fund.

      The investment objective of the Small Cap Equity Portfolio is to seek long-term growth of capital by investing in equity securities of small cap emerging growth companies that are expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

      The Small Cap Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of small cap companies. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index (as of January 31, 2005, between $63 million and $6.69 billion). Emerging growth companies generally would have small market capitalizations and would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) of its total assets in foreign securities (excluding ADRs).

      Although the Small Cap Equity Portfolio will invest primarily in common stocks, the Small Cap Equity Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

      When the Sub-Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Portfolio's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Small Cap Equity Portfolio may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

HSBC INVESTOR VALUE FUND (VALUE PORTFOLIO)

      The Value Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Value Portfolio (the "Value Portfolio"), which has the same investment objective as the Value Fund.

      The investment objective of the Value Portfolio is long-term growth of capital and income. The Value Portfolio will primarily invest in U.S. and foreign equity securities of seasoned, undervalued medium and large capitalization companies, which the Sub-Adviser believes to have the potential to provide significant capital growth and income.

      The Value Portfolio may invest in a broad range of U.S. and foreign companies, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock.

      The Value Portfolio also may (a) invest in options on securities, securities indices or foreign currencies, (b) invest in futures contracts and options on futures contracts, (c) enter into forward foreign currency exchange contracts, (d) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries, and
(e) invest up to 20% of its assets in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Value Portfolio does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Value Portfolio will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds. The Value Portfolio may retain any bond whose rating drops below investment grade if it is in the best interest of the Value Portfolio's shareholders. Securities rated BB/Ba by an NRSRO are considered to have speculative characteristics.

      Value Portfolio's Sub-Adviser seeks to identify undervalued companies where a catalyst exists -- such as new management, industry consolidation, company restructuring or a change in the company's fundamentals -- to recognize value or improve a company's profitability. The investment process seeks to add value through active management and through research aimed at selecting companies that reflect hidden opportunities underpriced by the market. The Sub-Adviser's value driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection.

      The Value Portfolio may lend its portfolio securities. The Value Portfolio may also invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers that are traded on a U.S. stock exchange, and American Depository Receipts.

      The Value Portfolio will not purchase securities for short-term trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Value Portfolio may invest without limit in short-term debt and other high-quality, fixed-income securities and cash equivalents, which may include, but are not limited to: (i) short-term obligations of the U.S. and foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits, certificates of deposit and bankers' acceptances of U.S. and foreign banks, (iii) high-quality rated commercial paper of U.S. or foreign issuers, and (iv) repurchase agreements related to the foregoing. The Value Portfolio may invest up to 15% of its net assets in illiquid securities.

HSBC INVESTOR FIXED INCOME FUND (FIXED INCOME PORTFOLIO)

      The Fixed Income Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Fixed Income Portfolio (the "Fixed Income Portfolio"), which has the same investment objective as the Fixed Income Fund.

      The investment objective of the Fixed Income Portfolio is to realize above-average total return, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

      The Fixed Income Portfolio will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. The Fixed Income Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage- backed bonds, collateralized mortgage obligations ("CMOs") and other asset- backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

      The Adviser will seek to achieve the Fixed Income Portfolio's objective by investing at least 80% of the Fixed Income Portfolio's total assets in investment grade debt or fixed income securities.

      Up to 20% of the Fixed Income Portfolio's total assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk.

      From time to time, the Adviser may invest more than 50% of the Fixed Income Portfolio's total assets in mortgage-backed securities including mortgage pass-through securities, mortgage-backed bonds and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. When investing in mortgage-backed securities, it is expected that the Fixed Income Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Fixed Income Portfolio may invest without limit in mortgage-backed securities of private issuers when the Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Mortgage- backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Adviser to be of comparable quality.

      A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

      A portion of the Fixed Income Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets. The Fixed Income Portfolio may also purchase securities of developing countries; however, the Fixed Income Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk.

      The Fixed Income Portfolio may invest in Eurodollar bank obligations and Yankee bank obligations. The Fixed Income Portfolio may also invest in Brady Bonds, which are issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady Plan." The Fixed Income Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Fixed Income Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

HSBC INVESTOR INTERNATIONAL EQUITY FUND (INTERNATIONAL EQUITY PORTFOLIO)

      The International Equity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor International Equity Portfolio (the "International Equity Portfolio"), which has the same investment objective as the International Equity Fund.

      The investment objective of the International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including ADRs and U.S. registered securities) and securities whose principal markets are outside of the United States. The International Equity Portfolio will normally invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations. This is not a fundamental policy and may be changed by the Board of Trustees of the Advisor Trust, without a vote of shareholders, upon 60 days' prior notice. The common stock in which the International Equity Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The principal investments of the International Equity Portfolio will be in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East, although the International Equity Portfolio may invest up to 20% of its total assets in equity securities of companies in emerging markets.

      The International Equity Portfolio intends to have at least three different countries, excluding the United States, represented in its portfolio. It is the current intention of the International Equity Portfolio to invest primarily in companies with large market capitalizations. The International Equity Portfolio seeks to outperform the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index, a capitalization-weighted index containing approximately 1,600 equity securities of companies located outside the United States. The International Equity Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

      Under exceptional conditions abroad or when, in the opinion of AllianceBernstein, economic or market conditions warrant, the International Equity Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the International Equity Portfolio will be limited to those rated, at the time of investment, in the four highest rating categories by an NRSRO or, if unrated, determined by Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in Bernstein's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk.

      Because of the risks associated with common stocks and other equity investments, the International Equity Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

HSBC INVESTOR SMALL CAP EQUITY FUND (SMALL CAP PORTFOLIO)

      The Small Cap Equity Fund seeks to achieve its investment objective by investing all of its assets in the HSBC Investor Small Cap Equity Portfolio (the "Small Cap Equity Portfolio"), which has the same investment objective as the Small Cap Equity Fund.

      The Small Cap Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of small cap companies. Small cap companies generally are those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index (as of January 31, 2005, between $63 million and $6.69 billion). Emerging growth companies generally would have small market capitalizations and would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized. However, the Small Cap Equity Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Small Cap Equity Portfolio may invest up to 20% (and generally expects to invest between 5% and 10%) of its total assets in foreign securities (excluding ADRs).

      Although the Small Cap Equity Portfolio will invest primarily in common stocks, the Small Cap Equity Portfolio may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

      When the Sub-Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Small Cap Equity Portfolio assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities. U.S. Government Securities that the Small Cap Equity Portfolio may invest in includes: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

                              INVESTMENT TECHNIQUES

      Each Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table lists the securities and techniques used by each Fund. Following the table is an alphabetical list of the investment techniques used by the Funds and the main risks associated with those techniques. For the Bond Fund, Fixed Income Fund and Limited Maturity Fund (collectively, the "Income Feeder Funds"), and the Opportunity Fund, Overseas Fund, Value Fund, Growth Fund, International Equity Fund and Small Cap Equity Fund (collectively, the "Equity Feeder Funds"), references to investment techniques employed by the Fund refer to the techniques employed by the relevant underlying Portfolio (and also apply to the LifeLine Funds to the extent of their investments in the relevant Portfolios). For the Growth Fund, Overseas Equity Fund, Opportunity Fund, Value Fund, International Equity Fund and Small Cap Equity Fund (collectively, the "Sub-Advised Funds"), references to the Adviser refer jointly to the Adviser and Sub-Adviser. The Equity Feeder Funds and the Growth and Income Fund are collectively referred to as "Equity Funds." The Income Feeder Funds and the New York Tax-Free Bond Fund are collectively referred to as "Income Funds." The International Equity Fund and Overseas Equity Fund are collectively referred to as the "International Funds".

                                                               MONEY  LIMITED       FIXED  NEW YORK
                                                               MARKET MATURITY BOND INCOME TAX-FREE  GROWTH GROWTH AND  MID-CAP
TYPE OF INVESTMENT OR TECHNIQUE                                 FUND   FUND    FUND  FUND  BOND FUND  FUND  INCOME FUND  FUND
-------------------------------                                ------ -------- ---- ------ --------- ------ ----------- -------
American Depositary Receipts                                                                                     X        X
Asset-Backed Securities                                                  X      X     X                          X        X
Banking Industry and Savings and Loan Industry Obligations       X       X      X     X
Brady Bonds                                                              X      X     X
Cash Sweep Program                                                       X      X     X        X        X        X        X
Convertible Securities                                                                                  X        X        X
Derivatives                                                              X      X     X        X
Emerging Markets                                                         X      X     X                          X
Equity Securities                                                                                       X        X        X
Eurodollar and Yankee Bank Obligations                                   X      X     X
Fixed Income Securities                                          X       X      X     X        X        X        X        X
Floating and Variable Rate Obligations                                   X      X     X        X                 X        X
Foreign Currency Exchange-Related Securities                             X      X     X
Foreign Securities                                               X       X      X     X                 X        X        X
Forward Foreign Currency Contracts And Options On Foreign
 Currencies                                                              X      X     X                 X
Futures Contracts                                                        X      X     X        X        X        X        X
High Yield/High Risk Securities                                          X      X     X        X                          X
Illiquid Investments, Rule 144A Securities, and Section 4(2)
 Securities                                                      X       X      X     X        X        X        X        X
Inverse Floating Rate Obligations                                        X      X     X
Investment Company Securities                                    X       X      X     X        X        X        X        X
Lending of Portfolio Securities                                  X       X      X     X        X        X        X        X
Money Market Securities                                          X       X      X     X        X        X        X        X
Mortgage Dollar Roll Transactions                                               X     X
Mortgage-Related Securities                                              X      X     X                          X        X

                                                                           OVERSEAS   OPPORTUNITY VALUE INTERNATIONAL  SMALL CAP
TYPE OF INVESTMENT OR TECHNIQUE                                           EQUITY FUND    FUND     FUND   EQUITY FUND  EQUITY FUND
-------------------------------                                           ----------- ----------- ----- ------------- -----------
American Depositary Receipts                                                  X           X         X         X            X
Asset-Backed Securities
Banking Industry and Savings and Loan Industry Obligations
Brady Bonds
Cash Sweep Program                                                            X           X         X         X            X
Convertible Securities                                                        X                     X         X
Derivatives                                                                   X                               X            X
Emerging Markets                                                              X           X                   X            X
Equity Securities                                                             X           X         X         X            X
Eurodollar and Yankee Bank Obligations
Fixed Income Securities                                                       X           X         X         X            X
Floating and Variable Rate Obligations
Foreign Currency Exchange-Related Securities
Foreign Securities                                                            X           X         X         X            X
Forward Foreign Currency Contracts And Options On Foreign Currencies          X           X         X         X            X
Futures Contracts                                                             X           X         X         X            X
High Yield/High Risk Securities                                               X           X         X         X            X
Illiquid Investments, Rule 144A Securities, and Section 4(2) Securities       X           X         X         X            X
Inverse Floating Rate Obligations
Investment Company Securities                                                 X           X         X         X            X
Lending of Portfolio Securities                                               X           X         X         X            X
Money Market Securities                                                       X           X         X         X            X
Mortgage Dollar Roll Transactions
Mortgage-Related Securities                                                               X                                X

                                                                   MONEY LIMITED       FIXED  NEW YORK
                                                                  MARKET MATURITY BOND INCOME TAX-FREE  GROWTH GROWTH AND  MID-CAP
TYPE OF INVESTMENT OR TECHNIQUE                                    FUND    FUND   FUND  FUND  BOND FUND  FUND  INCOME FUND  FUND
-------------------------------                                   ------ -------- ---- ------ --------- ------ ----------- -------
Obligations of Personal and Business Credit Institutions            X
Options and Futures                                                          X     X     X                X         X        X
Other Depositary Receipts (CDRs, EDRs, GDRs)                                                                        X        X
Participation Interests                                                                           X
Repurchase Agreements                                               X        X     X     X        X       X         X        X
Short-Term Trading                                                                                                  X        X
Sovereign and Supranational Debt Obligations                        X        X     X     X                                   X
Special Factors Affecting New York                                                                X
Swaps, Caps, Floors and Collars                                              X     X     X
U.S. Government Securities                                          X        X     X     X        X       X         X        X
Variable and Floating Rate Demand and Master Demand Notes                    X     X     X        X                 X        X
Warrants                                                                                                  X
When-Issued and Delayed-Delivery Securities                                  X     X     X        X                 X        X
Writing Covered Calls                                                                                               X        X
Zero Coupon Obligations                                                      X     X     X        X                 X        X


                                                                         OVERSEAS   OPPORTUNITY VALUE INTERNATIONAL  SMALL CAP
TYPE OF INVESTMENT OR TECHNIQUE                                         EQUITY FUND    FUND     FUND   EQUITY FUND  EQUITY FUND
-------------------------------                                         ----------- ----------- ----- ------------- -----------
Obligations of Personal and Business Credit Institutions
Options and Futures                                                         X           X         X         X            X
Other Depositary Receipts (CDRs, EDRs, GDRs)                                X                               X
Participation Interests
Repurchase Agreements                                                       X           X         X         X            X
Short-Term Trading                                                          X                               X
Sovereign and Supranational Debt Obligations                                            X                   X            X
Special Factors Affecting New York
Swaps, Caps, Floors and Collars
U.S. Government Securities                                                  X           X         X         X            X
Variable and Floating Rate Demand and Master Demand Notes
Warrants                                                                    X                     X         X
When-Issued and Delayed-Delivery Securities
Writing Covered Calls
Zero Coupon Obligations

AMERICAN DEPOSITARY RECEIPTS (EQUITY FUNDS EXCEPT GROWTH FUND)

      The Fund may invest in ADRs. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. The Growth and Income Fund intends to invest less than 20% of the Fund's net assets in ADRs.

      Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, International Equity Fund and Small Cap Equity Fund may each also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

ASSET-BACKED SECURITIES (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND, GROWTH AND INCOME FUND AND MID-CAP FUND)

      The Fund may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. Consistent with the investment objective, policies and quality standards of the Fund, each Fund may invest in these and other types of asset-backed securities which may be developed in the future.

      Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY (MONEY MARKET FUND)

      The Money Market Fund may invest without limit in the banking industry when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in such industry justify any additional risks associated with the concentration of the Fund's assets in the industries.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND)

      As a temporary defensive measure, the Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Fund may not invest in time deposits maturing in more than seven days. The Fund will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

      The Fund will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Fund.

      The Fund may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.

BRADY BONDS (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND)

      The Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. government securities.

      Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of' fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk")

      Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause each Fund to suffer a loss of interest or principal on any of its holdings.

CASH SWEEP PROGRAM (ALL EQUITY FUNDS AND ALL INCOME FUNDS)

      Pursuant to the terms and conditions of an SEC exemptive order, each Fund may participate in a Cash Sweep Program. In the Cash Sweep Program, a Fund's uninvested cash balances and cash collateral from a securities lending program are used to purchase shares of the HSBC Investor Money Market Fund, Class I. The Cash Sweep Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Class I Shares of the HSBC Investor Money Market Funds sold to and redeemed from a Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If HSBC Investor Money Market Fund Class I shares sold to or redeemed from a Fund are subject to any such distribution or service fee, the Adviser will waive its advisory fee for each Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Fund. The uninvested cash invested in the HSBC Investor Money Market Fund, Class I shares may not exceed 25% of any Fund's total assets. For purposes of this limitation, each Fund will be treated as a separate investment company.

CONVERTIBLE SECURITIES (EQUITY FUNDS EXCEPT OPPORTUNITY FUND AND SMALL CAP EQUITY FUND)

      The Funds may buy securities that are convertible into common stock. Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

      Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

      Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

DERIVATIVES (ALL INCOME FUNDS, INTERNATIONAL FUNDS, OPPORTUNITY FUND, AND SMALL CAP EQUITY FUND)

      The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fixed Income Fund and the Overseas Equity Fund may use derivatives for hedging purposes, cash management purposes, as a substitute for investing directly in fixed income instruments, and to enhance return when their Adviser believes the investment will assist the Fund in achieving its investment objectives.

EMERGING MARKETS (INTERNATIONAL FUNDS AND LIMITED MATURITY FUND, BOND FUND, GROWTH AND INCOME FUND, OPPORTUNITY FUND, FIXED INCOME FUND, AND SMALL CAP EQUITY FUND)

      The Funds may invest in emerging markets, which presents greater risk than investing in foreign issuers in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Fund's investments.

      Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy.

      With respect to the Funds other than Overseas Equity Fund, "emerging markets" include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the

International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as described above. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

      A company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive at least 50% of its total revenue from either goods produced, sales made or services performed in emerging markets.

      Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by a Fund. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Funds' assets should these conditions recur.

      Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

      Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      Default, Legal Recourse. The Funds may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

      Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

      Withholding. Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

      Foreign Currencies. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

EQUITY SECURITIES (ALL EQUITY FUNDS)

      The Funds may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invest will cause the net asset value of the Fund to fluctuate.

      Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EURODOLLAR AND YANKEE BANK OBLIGATIONS (INCOME FUNDS EXCEPT NY TAX-FREE BOND
FUND)

      The Funds may invest in Eurodollar bank obligations and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

FIXED INCOME SECURITIES (ALL FUNDS)

      The Funds may invest in fixed income securities. To the extent each Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than each Fund's shorter-term obligations.

      The Money Market Fund may invest in fixed income securities. The value of the fixed income securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

      The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund may each invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks. U.S. dollar denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures, commercial paper and variable rate demand notes. The bank obligations in which the Fund may invest are certificates of deposit, bankers' acceptances, and fixed time deposits. The Adviser, in choosing corporate debt securities on behalf of the Fund will evaluate each issuer based on (i) general economic and financial conditions;
(ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and, (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country, and (iii) other considerations the Adviser deems appropriate. Except for temporary defensive purposes, the Growth and Income Fund is limited to 5% of its total assets in these types of securities.

      Neither the Growth and Income Fund or the Mid-Cap Fund will purchase corporate debt securities rated below Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") (e.g., below investment grade). While "Baa"/"BBB" and comparable unrated securities may produce a higher return than higher rated securities, they are subject to a greater degree of market fluctuation and credit risk than the higher quality securities in which the Growth and Income Fund and Mid-Cap Fund may invest and may be regarded as having speculative characteristics as well.

      After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by a Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. A security which has had its rating downgraded or revoked may be subject to greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

      Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.

FLOATING AND VARIABLE RATE OBLIGATIONS (ALL INCOME FUNDS, GROWTH AND INCOME FUND, MID-CAP FUND)

      Certain obligations that the Funds may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," below.

      Variable or floating rate demand notes may be issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or-at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Growth and Income Fund and Mid-Cap Fund's investments in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund's net assets.

      The Fund may also buy variable rate master demand notes. The terms of the obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this Prospectus for investment in money market instruments.

      Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

      Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, a Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

      The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for a Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

FOREIGN CURRENCY EXCHANGE - RELATED SECURITIES (LIMITED MATURITY FUND, BOND FUND AND FIXED INCOME FUND)

      The Funds may invest in foreign currency exchange related securities.

      Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (SM) ("CEWs"(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

      Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs"(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

      Performance Indexed Paper. Performance indexed paper ("PIPs"(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

      The Fixed Income Portfolio, and therefore, the Bond Fund and Fixed Income Fund, and the Limited Maturity Portfolio, and therefore the Limited Maturity Fund, have no current intention of investing in CEWs(SM), PERLs(SM) or PIPs(SM).

FOREIGN SECURITIES (ALL FUNDS, EXCEPT NY TAX-FREE BOND FUND)

      The Funds may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on a Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of a Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. For example, significant uncertainty surrounds the effect of the Euro (a common currency for the European Union) on the value of securities denominated in local European currencies. These and other currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND, EQUITY FUNDS EXCEPT GROWTH FUND AND MID-CAP AND INCOME FUND)

      The Fund may enter into forward foreign currency contracts and options on foreign currencies. Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund may not enter into such contracts for speculative purposes. The Funds have no specific limitation on the percentage of assets that may be committed to forward contracts, subject to each Fund's stated investment objective and policies, except that no Fund will enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. By entering into transactions in forward contracts, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

      A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security.

      The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.

      The Limited Maturity Fund, Bond Fund, Fixed Income Fund, Opportunity Fund, and Small Cap Equity Fund may each also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

      The Limited Maturity Fund, Bond Fund, Fixed Income Fund, Opportunity Fund and Small Cap Equity Fund may each also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Fund may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

      There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Fund's obligation under the forward contract. On the date of maturity the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. When a Fund enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

      Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. The Limited Maturity Fund and Small Cap Equity Fund may each also enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

FUTURES CONTRACTS (ALL INCOME FUNDS, ALL EQUITY FUNDS)

      The Fund may enter into futures contracts on any fixed income securities or indexes of municipal securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

      The Investor Trust or Advisor Trust may enter into transactions in futures contracts to protect the relevant Fund from fluctuations in interest rates without the risks and transaction costs of actually buying or selling long-term debt securities. For example, if a Fund owns long-term bonds, and interest rates were expected to increase, a Trust might enter into futures contracts on behalf of the Fund for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Trust intends to acquire for the Fund, the Trust may purchase futures contracts on behalf of the Fund. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the Trust will close out the Fund's futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Trust will purchase fixed income securities for the Fund upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Trust will incur brokerage fees on behalf of a Fund when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Trust may receive or be required to pay additional "variation margin" on behalf of the Fund as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

      When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, a Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell a Fund's portfolio securities. To the extent futures contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of a Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such futures contracts.

      The ability to hedge effectively all or a portion of a Fund's portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a futures contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken.

      The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.

      A Trust would purchase or sell futures contracts for a Fund only if, in the judgment of the Adviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Trust to post additional cash or cash equivalents on behalf of a Fund as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While a Trust will establish a futures position for a Fund only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for a Fund, which could require the Trust on behalf of the Fund to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on a Trust's ability to hedge effectively a Fund's portfolio.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if the Trust had not entered into any such contract for the Fund. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if a Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding a Fund's portfolio.

      Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or a "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to the CFTC regulations, the substantive limitations set forth in the Trusts' exemption filing with respect to its use of futures contracts are no longer applicable.

      When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with a Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months.

      The Investor Trust would purchase and sell futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the New York Tax-Free Bond Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the futures contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the New York Tax-Free Bond Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the Investor Trust may purchase futures contracts on indexes of municipal securities on behalf of the New York Tax-Free Bond Fund where it expects to acquire a portfolio of municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the futures contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the Investor Trust on behalf of the New York Tax-Free Bond Fund enters into futures contracts on securities other than municipal bonds, there is a possibility that the value of such futures contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The New York Tax-Free Bond Fund's overall performance would be adversely affected if the value of its futures contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

      The Trustees of the Investor Trust have adopted the requirement that futures contracts only be used for the New York Tax-Free Bond Fund as a hedge and not for speculation. In addition to this requirement, the Board of Trustees has also adopted two percentage restrictions on the use of futures contracts. The first is that no futures contract will be entered into for the New York Tax-Free Bond Fund if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the futures contracts held for the Fund not exceed 50% of the market value of the Fund's total assets. Neither of these restrictions would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

      The Investor Trust has no current intention of entering into any futures contract for the New York Tax-Free Bond Fund in the foreseeable future.

HIGH YIELD/HIGH RISK SECURITIES (ALL INCOME FUNDS, EQUITY FUNDS EXCEPT MID-CAP FUND AND GROWTH AND INCOME FUND)

      The Fund may invest in high yield/high risk securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are referred to as "non-investment grade," "high yield" or "junk" bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, the Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which they invests. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this Statement of Additional Information.

      Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for a Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by a Fund, the Fund may retain the security if the Adviser deems it in the best interest of investors.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES (ALL FUNDS)

      The Income Funds and Equity Funds may each invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by each Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The Bond Fund and Fixed Income Fund each have a policy that no more than 25% of the Fund's net assets may be invested in restricted securities which are restricted as to resale, including Rule 144A and Section 4(2) securities. The Overseas Equity Fund, Opportunity Fund, International Equity Fund and Small Cap Equity Fund each have a policy that no more that 10% of the Fund's net assets may be invested in restricted securities which are restricted as to resale, including Rule 144A and Section 4(2) securities.

      The Adviser may determine that a particular Rule 144A security is liquid and thus not subject to a Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVERSE FLOATING RATE OBLIGATIONS (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND)

      The Fund may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANY SECURITIES (ALL FUNDS)

      Each Fund may invest in securities issued by other investment companies. Such securities will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), which include a prohibition against a Fund investing more than 10% of the value of its total assets in such securities. Investors should recognize that the purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such companies including operating costs, and investment advisory and administrative services fees. A Fund may not invest more than 5% of its total assets in the securities of any one investment company. However, as described above, each of the LifeLine Funds may invest up to 100% of its assets in other investment companies.

      The Investor Funds Trust may, in the future, seek to achieve the investment objective of the New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund by investing all of their assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the investment advisory contracts for the Funds would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust was to continue to retain the services of an investment adviser for the Fund and the assets of the Funds were to continue to be invested directly in portfolio securities.

LENDING OF PORTFOLIO SECURITIES (ALL FUNDS)

      The Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets. The Small Cap Equity Fund and Opportunity Fund may each lend portfolio securities in an amount up to 30% of total Fund assets. The New York Tax-Free Bond Fund and Mid-Cap Fund may each lend portfolio securities in an amount up to 33 1/3% of Fund net assets. Loans of portfolio securities may be made to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities earn income for the Fund and are collateralized by cash, cash equivalent or U.S. government securities. The Fund might experience a loss if the financial institution defaults on the loan. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MONEY MARKET SECURITIES (ALL FUNDS)

      Each Equity Fund and Income Fund's investments in money market instruments will consist of (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody's or S&P or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers' acceptances and time deposits: and (v) repurchase agreements.

      The Money Market Fund may invest in bank certificates of deposit and bankers' acceptances issued by banks having deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. Should the Trustees decide to reduce this minimum deposit requirement, shareholders would be notified and the Prospectus supplemented.

      Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury.

      Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objectives, the Money Market Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of, or in response to, changing economic and money market conditions and trends. The Money Market Fund will also invest to take advantage of what the Adviser believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by a Fund, may result in frequent changes in the Fund's portfolio. Portfolio turnover may give rise to taxable gains. The Money Market Fund does not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

MORTGAGE DOLLAR ROLL TRANSACTIONS (BOND FUND AND FIXED INCOME FUND)

      The Bond Fund and Fixed Income Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. A Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. A Fund may also be compensated by receipt of a commitment fee. When a Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Fund's custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Bond Fund and Fixed Income Fund's investment restrictions.

MORTGAGE-RELATED SECURITIES (LIMITED MATURITY FUND, BOND FUND, GROWTH AND INCOME FUND, MID-CAP FUND, OPPORTUNITY FUND, FIXED INCOME FUND AND SMALL CAP EQUITY
FUND)

      The Fund may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

      There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

      Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

      Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

      Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

      Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

      Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Limited Maturity Fund, Bond Fund, Growth and Income Fund, Mid-Cap Fund, Opportunity Fund, Fixed Income Fund and Small Cap Fund will not purchase mortgage-related securities or other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's net assets will be illiquid.

      Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage- related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

      Collateralized Mortgage Obligations ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      Mortgage-Backed Securities and Asset-Backed Securities - Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

      The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OBLIGATIONS OF PERSONAL AND BUSINESS CREDIT INSTITUTIONS (MONEY MARKET FUND)

      The Money Market Fund may invest without limit in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit institution industries when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Fund's quality standards in those industries justify any additional risks associated with the concentration of the Fund's assets in those industries. The Money Market Fund, however, will invest more than 25% of its assets in the personal credit institution or business credit institution industries only when, to the Adviser's knowledge, the yields then available on securities issued by companies in such industries and otherwise suitable for investment by a Fund exceed the yields then available on securities issued by companies in the banking industry and otherwise suitable for investment by the Fund.

OPTIONS AND FUTURES (INCOME FUNDS EXCEPT NY TAX-FREE BOND FUND; ALL EQUITY
FUNDS)

      The Fund may invest in options and futures contracts. The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of the Fund. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Sub-Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the potential of the Fund to realize gains as well as limit their exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position.

      Options on Securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

      The Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by the Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

      The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). The Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

      Options on Securities Indices. The Fund may over call options on securities indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The Fund may cover put options on securities indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option on a securities index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investment. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      Risk Factors: Imperfect Correlation of Hedging Instruments with the Fund's Portfolio. The ability of the Fund to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where the Fund enters into forward contracts as a "cross hedge" (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

      The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Adviser may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.

      The trading of options, futures contracts and forward contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

      It should be noted that the Limited Maturity Fund, Opportunity Fund and Small Cap Equity Fund may each purchase and write options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, the Limited Maturity Fund, Opportunity Fund and Small Cap Equity Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

      Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

      The liquidity of a secondary market in an option or futures contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

      Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which the Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Fund to respond in a timely manner.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

      Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Fund to enter into the trading strategies identified herein or to liquidate existing positions.

      As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract it has entered into. In addition, the Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Fund may hold such currencies for an indefinite period of time if the Sub-Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Sub-Adviser anticipates favorable movements in such rates.

      While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could also adversely affect the Fund's hedging strategies. Certain tax requirements may limit the extent to which the Fund will be able to hold currencies.

      Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Fund and the Adviser, the Fund and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Fund's exemption filing with respect to its use of futures contracts are no longer applicable.

      When the Fund purchases a futures contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the futures contract, thereby insuring that the leveraging effect of such futures is minimized.

OTHER DEPOSITORY RECEIPTS (CDRS, EDRS, GDRS) (GROWTH AND INCOME FUND, MID-CAP FUND, AND INTERNATIONAL FUNDS)

      The Fund may invest in depository receipts. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are issued globally and evidence a similar ownership arrangements. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. The Growth and Income Fund, Mid-Cap Fund and Overseas Equity Fund may each invest in EDRs, CDRs and GDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.

      There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

      In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

PARTICIPATION INTERESTS (NY TAX-FREE BOND FUND)

      The Fund may purchase Fund participation interests from banks in all or part of specific holdings of Municipal Obligations. The Fund has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund will not invest more than 5% of its assets in participation interests.

      The Fund has no current intention of purchasing any participation interests in the foreseeable future.

REPURCHASE AGREEMENTS (ALL FUNDS)

      The Fund may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a portfolio or fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, a Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, each Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Fund's custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, a Fund will seek to liquidate such collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price plus accrued interest. However, the exercise of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. It is the current policy of the Growth and Income Fund and Fixed Income Fund not to enter into repurchase agreements exceeding in the aggregate 10% and 15% of the market value of the respective Fund's total assets. The Overseas Equity Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 15% of the Fund's net assets.

      The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. While the managements of the Trusts and the Portfolios Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SHORT-TERM TRADING (GROWTH AND INCOME FUND, MID-CAP FUND, AND INTERNATIONAL
FUNDS)

      The Fund may engage in short-term trading. Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever necessary or desirable in the management's view to achieve the investment objective of the Fund. A change in the securities held by a Fund is known as "portfolio turnover." Management does not expect that in pursuing the Fund's investment objective unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each

Fund's investment objective. The trading costs and tax affects associated with portfolio turnover may adversely affect the Fund's performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing a Fund's investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to a Fund.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS (MONEY MARKET FUND, LIMITED MATURITY FUND, BOND FUND, MID-CAP FUND, OPPORTUNITY FUND, FIXED INCOME FUND, INTERNATIONAL EQUITY FUND AND SMALL CAP EQUITY FUND)

      The Fund may invest in sovereign and supranational debt obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SPECIAL FACTORS AFFECTING NEW YORK (NY TAX-FREE BOND FUND)

      The Adviser intends to invest a high proportion of the New York Tax-Free Bond Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, shorter-term Municipal Obligations, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

      New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Beginning in 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. In the early 1990s, New York faced additional financial difficulties which resulted in a lowering by Moody's and S&P of their credit ratings on certain New York Municipal Obligations. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

      The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

      New York City's general obligation debt is rated A2 by Moody's, A by S&P and A+ by Fitch.

      For further information concerning New York Municipal Obligations, see Appendix C to this Statement of Additional Information. The summary set forth above and in Appendix C is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

SWAPS, CAPS, FLOORS AND COLLARS (FIXED INCOME FUNDS EXCEPT NY TAX-FREE BOND
FUND)

      The Fund may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

      The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

      The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities, to avoid any potential leveraging. The Fund will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Adviser to be of comparable quality.

      Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT SECURITIES (ALL FUNDS EXCEPT NY TAX-FREE BOND FUND)

      The Fund may invest in U.S. Government Securities. The International Equity Portfolio may invest in U.S. Government Securities for liquidity purposes and for temporary defensive purposes. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

      Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WARRANTS (INTERNATIONAL FUNDS, GROWTH FUND, VALUE FUND)

      The Fund may invest up to 10% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of the Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (ALL INCOME FUNDS, GROWTH AND INCOME FUND AND MID-CAP FUND)

      The Fund may purchase securities on a when-issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity or suffer a loss.

      The Growth and Income Fund and Mid-Cap Fund will each hold liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will hold additional liquid assets on a daily basis so that the value of the assets segregated is equal to the amount of such commitments. It is the current policy of the Growth and Income Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

      The Income Funds may invest in "when-issued" municipal obligations. New issues of municipal obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time a Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time a Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for a Fund until delivery occurs. Although a Fund only makes commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

      Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" municipal obligation may have a lesser (or greater) value at the time of settlement than a Fund's payment obligation with respect to that municipal obligation. Furthermore, if a Fund sells the "when-issued" or "forward delivery" municipal obligation before the settlement date or if the Fund sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

      Municipal obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund enter into a transaction on a "when-issued" or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of a Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund and Fixed Income Fund's obligations are met from then-available cash flow, sale of segregated securities, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

WRITING COVERED CALLS (GROWTH AND INCOME FUND, MID-CAP FUND)

      The Fund may seek to earn premiums by writing covered call options against some of the securities in its portfolio provided the options are listed on a national securities exchange. A call option is "covered" if a Fund owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. A Fund, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

      The Fund retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium. The aggregate value of the securities subject to options written by the Fund may not exceed 25% of the value of the Fund's net assets.

      To the extent permitted as described in the section titled "Options and Futures" in this Statement of Additional Information, the Fund may engage in transactions for the purchase and sale of stock index options, stock index futures contracts and options on stock index futures.

ZERO COUPON OBLIGATIONS (ALL INCOME FUNDS, GROWTH AND INCOME FUND, MID-CAP FUND)

      The Fund may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Fund will accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund's distribution obligations, in which case the Fund will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

                               PORTFOLIO TURNOVER

      The Adviser manages each Fund generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing the Fund's portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases.

      For the fiscal years ended October 31, 2004 and October 31, 2003, the portfolio turnover rate for each Fund or its underlying Portfolio was:

FUND*                                              2004      2003
-----                                              ----      ----
Limited Maturity Fund                              50.06%    98.42%
Bond Fund                                          34.88%    70.91%
New York Tax-Free Bond Fund                        26.96%    29.79%
Growth Fund**                                      53.08%      n/a
Growth and Income Fund                             73.68%    64.52%
Mid-Cap Fund                                      106.72%   100.86%
Overseas Equity Fund                              106.11%    68.51%
Opportunity Fund                                   81.75%   152.05%

Value Fund**                                       10.33%      n/a
Fixed Income Fund                                  34.88%    70.91%
International Equity Fund                         106.11%    68.51%
Small Cap Equity Fund                              81.75%   152.05%

* The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004 and 2003.

** The Growth Fund and the Value Fund commenced operations on May 7th, 2004.

      The Adviser manages the Fixed Income Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the annual turnover rate for the Fixed Income Portfolio will generally not exceed 250%.

      Westfield manages the Small Cap Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Westfield engages in portfolio trading for the Portfolio if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Portfolio. In managing the Portfolio's portfolio, Westfield seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to the Portfolio, including brokerage commissions, and the realization of capital gains which are taxable to the Portfolio's shareholders tend to increase as the portfolio turnover increases. It is expected that the annual turnover rate for the Portfolio will generally not exceed 150%.

      Additionally, it is expected that the annual turnover rate for the International Equity Portfolio will generally not exceed 40%. It is expected that the annual turnover rate for the New York Tax-Free Bond Fund will generally not exceed 150%.

      If a Fund or Portfolio has a portfolio turnover rate of 100% or more, transaction costs incurred by the Portfolio, and the realized capital gains and losses of the Portfolio, may be greater than those of a Portfolio with a lesser portfolio turnover rate. See "Portfolio Transactions" and "Tax Matters" below.

                              PORTFOLIO MANAGEMENT

LIMITED MATURITY FUND, BOND FUND AND FIXED INCOME FUND

      The Adviser's investment strategy for achieving the Limited Maturity Portfolio and Fixed Income Portfolio's investment objectives has two basic components: maturity and duration management and value investing. The average portfolio duration of the Limited Maturity Portfolio normally varies within three- to six-years based on projected interest rates.

      Maturity and Duration Management. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Limited Maturity Portfolio and Fixed Income Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (i.e., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

    Value Investing. The second component of the Adviser's investment strategy for the Limited Maturity Portfolio and Fixed Income Portfolio is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

NEW YORK TAX-FREE BOND FUND

      The Trust intends that the Adviser fully manage the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

      1. shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

      2. lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

      3. selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

      4. changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

      Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

                             PORTFOLIO TRANSACTIONS

      For the purposes of this section, the term Adviser refers to the Adviser for the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund and Fixed Income Fund and the Sub-Adviser for the Overseas Equity Fund, International Equity Fund, Value Fund, Growth Fund, Small Cap Equity Fund and Opportunity Fund.

      The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trusts have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund's shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

      The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

      Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, the Adviser, the Fund or BISYS Fund Services are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. A Fund may purchase Municipal Obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or BISYS Fund Services may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trusts regularly review the commissions paid by the Funds to affiliated brokers. The Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising each Fund.

      The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by a Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research.

      Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds' ability to participate in volume transactions will produce better executions for the Funds.

      The Boards of Trustees of the Trusts have adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

      If a Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

      In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

      For the fiscal years ended October 31, 2004, 2003 and 2002, the Funds (or the Portfolios) paid aggregate brokerage commissions as shown in the following table:

FUND*                                         2004             2003              2002
-----                                         ----             ----              ----
Limited Maturity Fund                     $         0     $           0     $          0
Bond Fund                                 $         0     $           0     $          0
New York Tax-Free Bond Fund               $         0     $           0     $          0
Growth Fund**                             $    47,606               N/A              N/A
Growth and Income Fund                    $   391,857     $     379,881     $    408,088
Mid-Cap Fund                              $   474,162     $     623,915     $    685,384
Overseas Equity Fund                      $   501,585     $     716,789     $    328,795
Opportunity Fund                          $   846,081     $   1,810,352     $  1,548,715
Value Fund**                              $    13,812               N/A              N/A
Fixed Income Fund                         $         0     $           0     $          0
International Equity Fund                 $   501,585     $     716,789     $    328,795
Small Cap Equity Fund                     $   846,081     $   1,810,352     $  1,548,715

*The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004, 2003 and 2002, and therefore did not incur brokerage expenses.

** The Growth Fund and the Value Fund commenced operations on May 7, 2004.

                               PORTFOLIO HOLDINGS

      The Boards of Trustees of the Trusts have adopted policies and procedures for the respective Trusts relating to disclosure of each Trust's portfolio securities (the "Policy"). The Policy is designed to ensure disclosure of holdings information where necessary to each Trust's operation or useful to each Trust's shareholders without compromising the integrity or performance of such Trust.

      Pursuant to applicable law, each Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. Each Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

      These reports are also available, free of charge, on the Trusts' website at www.investorfunds.hsbc.com. The Trusts' website also provides information about each Fund's (or underlying Portfolio's) top 10 holdings, sector holdings and other characteristics data as of the end of the most recent calendar quarter. This information on the website is provided with a lag of at least 60 days and is available until updated as of the next fiscal quarter. The information on the Trusts' website is publicly available to all categories of persons.

      The Trusts or the Adviser may share non-public holdings information of the Trusts sooner than 60 days of the end of each fiscal quarter with the Adviser and other service providers to the Trusts (including the Trusts' custodian - HSBC in the case of domestic assets, Investors Bank & Trust with respect to the international securities; the Trusts' administrator, BISYS; and pricing services such as FT Interactive). In addition, each Trust may share non-public holdings information with mutual fund ranking and rating services, including Morningstar, Lipper, and Bloomberg. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trusts or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trusts' Officers may authorize disclosure of the Trusts' holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

      The Trusts may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Chief Compliance Officer ("CCO"). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

      Currently, the Trusts have arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper, Morningstar, and Bloomberg.

      No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trusts, the Adviser and its affiliates.

      Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Funds (or underlying Portfolios) may disclose their holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a "Material Compliance Matter" as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Boards of Trustees.

                             INVESTMENT RESTRICTIONS

      The Trusts, with respect to each Fund, and the Portfolio Trust, with respect to the underlying Portfolios of the Growth Fund, Fixed Income Fund, International Equity Fund, Small Cap Fund and Value Fund, have adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund or its corresponding Portfolio. The term "majority of the outstanding voting securities" as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

LIFELINE FUNDS

      As a matter of fundamental policy, the LifeLine Funds will not (except that none of the following investment restrictions shall prevent the Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although the Funds may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with each Fund's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that each Fund maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that each Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of each Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      Each of the LifeLine Funds assumes the non-fundamental policies (except that none of such investment restrictions shall prevent the Trust from investing each of the LifeLine Fund's assets in a combination of the Portfolios) of the Portfolios in which it invests.

MONEY MARKET FUND

      As a matter of fundamental policy, the Trust, on behalf of the Fund, may not:

      1. borrow money, except that, as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the 1933 Act in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4), the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests, but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above;

      8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

      9. sell any security which it does not own, unless, by virtue of its ownership of other securities, it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that, if such right is conditional, the sale is made upon the same conditions;

      10.   invest for the purpose of exercising control or management;

      11. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this Investment Restriction (11), securities of foreign banks shall be treated as investment company securities, except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

      12. taken together with any investments described in Investment Restriction (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

      13. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      14. write, purchase or sell any put or call option or any combination thereof;

      15. taken together with any investments described in Investment Restriction (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

      16. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

      17. make short sales of securities or maintain a short position, unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      The Fund will not as a matter of non-fundamental operating policy invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

      Diversification Measures. The Money Market Fund's diversification tests are measured at the time of initial purchase and calculated as specified in Rule 2a-7 of the 1940 Act, which may allow a Fund to exceed the limits specified in the Prospectus for certain securities subject to guarantees or demand features. The Money Market Fund will be deemed to satisfy the maturity requirements described in the Prospectus to the extent that the Fund satisfies Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Objective, Policies and Restrictions" in this Statement of Additional Information for the purpose of diversification under the 1940 Act.

      It is the intention of Money Market Fund, unless otherwise indicated, that with respect to each Fund's policies that are the result of the application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

      Percentage And Rating Restrictions. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in a Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Rating Services may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

LIMITED MATURITY FUND

      As a matter of fundamental policy, the Limited Maturity Fund (Limited Maturity Portfolio) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interest in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
            (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.    issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      The Limited Maturity Fund is also subject to the following restrictions which may be changed by its Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fund will not:

      1.    invest less than 80% of its total assets in fixed income securities;

      2. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio

            (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio(Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      4. purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      5. pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      6. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      7. invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      8. invest for the purpose of exercising control over management of any company;

      9. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      10. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      11. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

BOND FUND

      As a matter of fundamental policy, the Bond Fund (Fixed Income Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
            (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.    issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      The Bond Fund and Fixed Income Portfolio are also subject to the following restrictions which may be changed by their respective Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the Bond Fund in a separate registered investment company with substantially the same investment objectives).

      As a matter of non-fundamental policy, the Bond Fund (Fixed Income Portfolio) will not:

      1.    invest less than 80% of its total assets in fixed income securities;

      2. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      4. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

      5. purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      6. purchase or retain securities of an issuer if those officers and Trustees of the Portfolios Trust or the Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

      7. pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      8. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      9. invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      10. invest for the purpose of exercising control over management of any company;

      11. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      12. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      13. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

NEW YORK TAX-FREE BOND FUND

As a matter of fundamental policy, the Investor Trust, on behalf of the New York Tax-Free Bond Fund, may not:

      1. borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (1) under the non-fundamental restrictions below;

      2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of futures contracts may be made;

      3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

      4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

      5. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

      6. concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in futures contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      7. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction
            (1) above, and provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

      8. write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of futures contracts;

      9. invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

      10. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

      11. purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

      For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

      The New York Tax-Free Bond Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the New York Tax-Free Bond Fund will not:

      1. invest less than 80% of the Fund's net assets in New York Municipal Obligations and other tax exempt obligations;

      2. borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

      3. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value) provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction;

      4. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      5.    invest for the purpose of exercising control or management;

      6. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      7. invest more than 15% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

      8. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, and all preferred stock of an issuer shall be deemed a single class, except that futures contracts shall not be subject to this Investment Restriction.

      For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

GROWTH FUND

      As a matter of fundamental policy, the Growth Fund (Growth Portfolio) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Growth Fund's assets in a separate registered investment company with substantially the same investment objective):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets taken at market value would be invested in the securities of any single issuer; and

      9. with respect to 75% of its assets, the Portfolio will not purchase a security if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of any issuer.

GROWTH AND INCOME FUND

      The Growth and Income Fund observes the following fundamental investment restrictions. Except as otherwise noted, the Fund may not:

      1. purchase securities on margin or purchase real estate or interest therein, commodities or commodity contracts, but may purchase and make margin payments in connection with financial futures contracts and related options);

      2. with respect to 75% of its total assets (taken at market value), purchase a security if as a result (1) more than 5% of its total assets (taken at market value) would be invested in the securities (including securities subject to repurchase agreements), of any one issuer, other than obligations which are issued or guaranteed by the United States Government, its agencies or instrumentalities or (2) the Fund would own more than 10% of the outstanding voting securities of such issuer;

      3. engage in the underwriting of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired;

      4. effect a short sale of any security (other than index options or hedging strategies to the extent otherwise permitted), or issue senior securities except as permitted in paragraph (5). For purposes of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

      5. borrow money, except that the Fund may borrow from banks where such borrowings would not exceed 33-1/3% of its total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 33-1/3% of the Fund's total assets taken at market value;

      6. invest for the purpose of exercising control over management of any company;

      7. invest more than 10% of its total assets in the securities of other investment companies;

      8. invest in any security, including repurchase agreements maturing in over seven days or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 15% of the market value or respective Fund's total assets would be so invested;

      9. purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus of the Fund; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, other minerals or companies which purchase or sell real estate or real estate mortgage loans;

      10. have dealings on behalf of the Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund;

      11. purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that (a) there is no limitation with respect to investments in obligations of the United States Government, its agencies or; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and

      12. make loans, except that the Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33-1/3% of the value of the Fund's total assets.

      The Growth and Income Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Growth and Income Fund will not:

      1. borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

      2. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      3. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

      4. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      5. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

      6. invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      7. invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      8. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      9. invest for the purpose of exercising control over management of any company;

      10. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      11. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      12. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      13. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      14. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

MID-CAP FUND

      As a matter of fundamental policy, the Investor Trust, on behalf of the Mid-Cap Fund, may not:

            1. borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

            2. purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

            3. underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

            4. make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

            5. purchase or sell real estate (including limited interests but excluding securities secured by real estate interests therein), interests in oil, gas or mineral leases, or commodity contracts in the ordinary course of business the Trust reserves the freedom of action to hold and to sell for the real estate acquired as a result of its ownership of securities);

            6. concentrate its investments in any particular industry except for obligations of the U.S. Government and domestic banks), but it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at value at the time of each investment) may be invested in any one industry;

            7. issue any senior security (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

            8. pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

            9. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

            10. invest for the purpose of exercising control or management;

            11. taken together with any investments described in clause (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

            12. purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 112 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 112 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

            13. write, purchase or sell any put or call option or any combination thereof;

            14. taken together with any investments described in clause (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

            15. purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

            16. make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

      The Mid-Cap Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Mid-Cap Fund will not:

      1. invest less than 80% of its assets in equity securities of mid-sized companies (those with market capitalizations falling within the Russell Mid-Cap Growth Index at the time of purchase);

      2. borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      4. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets;

      5. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      6. invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

      7. invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      8. invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

      9. purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      10. invest for the purpose of exercising control over management of any company;

      11. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      12. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      13. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

      14. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

OVERSEAS EQUITY FUND

      As a matter of fundamental policy, the Overseas Equity Fund (International Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Overseas Equity Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

      9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

      The Overseas Equity Fund and International Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust from investing all of the assets of the Overseas Equity Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Overseas Equity Fund (International Equity Portfolio) will not:

      1. invest less than 80% of its net assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations;

      2. borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      4. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets;

      5. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      6. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      7. invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

      8. invest for the purpose of exercising control over management of any company;

      9. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      10. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      11. purchase or retain securities of an issuer of those officers and Trustees of the Portfolios Trust or the Adviser or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

OPPORTUNITY FUND

      As a matter of fundamental policy, the Opportunity Fund (Small Cap Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Opportunity Fund's assets in a separate registered investment company with substantially the same investment objective):

      1. borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      2. underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      3. make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

      5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

      6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

      7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

      The Opportunity Fund and Small Cap Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Investor Trust from investing all of the assets of the Opportunity Fund in a separate registered investment company with substantially the same investment objective).

      As a matter of non-fundamental policy, the Opportunity Fund (Small Cap Equity Portfolio) will not:

      1. borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

      2. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      3. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      4. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      5.    invest for the purpose of exercising control or management;

      6. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      7. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

      8. invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      9. purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      10. with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      11. invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

      12. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

      13. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

      14. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

VALUE FUND

      As a matter of fundamental policy, the Value Fund (Value Portfolio) will not (except that none of the following investment restrictions shall prevent the Investor Trust from investing all of the Value Fund's assets in a separate registered investment company with substantially the same investment objective):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Portfolio will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets taken at market value would be invested in the securities of any single issuer; and

      9. with respect to 75% of its assets, the Portfolio will not purchase a security if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of any issuer.

FIXED INCOME FUND

      As a matter of fundamental policy, the Fixed Income Fund (Fixed Income Portfolio) will not (except that none of the following investment restrictions shall prevent the Advisor Trust from investing all of the Fixed Income Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

      4. with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

      5. with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      6. underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

      7. acquire any securities of companies within one industry if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and provided further that mortgage-backed securities shall not be considered a single industry for the purposes of this investment restriction;

      8. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio
            (Fund) maintains asset coverage of at least 300% for all such borrowings;

      9.    issue senior securities, except as permitted under the 1940 Act.

      In applying fundamental policy number seven, mortgage-backed securities shall not be considered a single industry. Mortgage-backed securities issued by governmental agencies and government-related organizations shall be excluded from the limitation in fundamental policy number seven. Private mortgage-backed securities (i.e., not issued or guaranteed by a governmental agency or government-related organization) that are backed by mortgages on commercial properties shall be treated as a separate industry from private mortgage-backed securities backed by mortgages on residential properties.

      The Fixed Income Fund (Fixed Income Portfolio) is also subject to the following restrictions which may be changed by its Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Adviser Trust from investing all of the assets of the Fixed Income Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the Fixed Income Fund (Fixed Income Portfolio) will not:

      1. borrow money (including from a bank or through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      2. invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

      3. invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

      4. purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

      5. purchase or retain securities of an issuer if those officers and Trustees of the Portfolios Trust or the Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

      6. pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

      7. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      8. invest more than 25% of its assets in Restricted Securities (including Rule 144A Securities);

      9. invest for the purpose of exercising control over management of any company;

      10. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      11. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      12. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

INTERNATIONAL EQUITY FUND

      As a matter of fundamental policy, the International Equity Fund (International Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Advisor Trust from investing all of the International Equity Fund's assets in a separate registered investment company with substantially the same investment objectives):

      1.    invest in physical commodities or contracts on physical commodities;

      2. purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

      3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

      4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

      5. underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

      6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

      7.    issue senior securities, except as permitted under the 1940 Act;

      8. with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

      9. with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

      The International Equity Fund and the International Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Advisor Trust from investing all of the assets of the International Equity Fund in a separate registered investment company with substantially the same investment objectives). As a matter of non-fundamental policy, the International Equity Fund (International Equity Portfolio) will not:

      1. invest less than 80% of its net assets in equity securities of foreign corporations, consisting of common stocks, and other securities with equity characteristics, including preferred stock, warrants, rights, securities convertible into common stock ("convertible securities"), trust certificates, limited partnership interests and equity participations;

      2. borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

      3. sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

      4. purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets;

      5. purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      6. invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities");

      7. invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

      8. invest for the purpose of exercising control over management of any company;

      9. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      10. invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

      11. write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

      12. purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Adviser or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

SMALL CAP EQUITY FUND

      As a matter of fundamental policy, the Small Cap Equity Fund (Small Cap Equity Portfolio) will not (except that none of the following investment restrictions shall prevent the Advisor Trust from investing all of the Small Cap Equity Fund's assets in a separate registered investment company with substantially the same investment objective):

      1. borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

      2. underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

      3. make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

      4. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

      5. concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

      6. issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

      7. with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

      The Small Cap Equity Fund and the Small Cap Equity Portfolio are also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Advisor Trust from investing all of the assets of the Small Cap Equity Fund in a separate registered investment company with substantially the same investment objective). As a matter of non-fundamental policy, the Small Cap Equity Fund (Small Cap Equity Portfolio) will not:

      1. invest less than 80% of its assets in equity securities (consisting of common stocks, preferred stocks, and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities) of emerging growth companies;

      2. borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

      3. pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

      4. purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

      5. sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

      6.    invest for the purpose of exercising control or management;

      7. invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the Securities and Exchange Commission;

      8. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

      9. invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

      10. purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

      11. with respect to 75% of the Portfolio's (Fund's) total assets, purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

      12. invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

      13. make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

      14. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

      15. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

PERCENTAGE AND RATING RESTRICTIONS (ALL FUNDS)

    If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to continue to hold the security.

                             PERFORMANCE INFORMATION

      Each Trust may, from time to time, include the total return, annualized "yield," "effective yield" and "tax equivalent yield" quotations for a Fund, computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

      From time to time the Investor Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Money Market Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The yield for the Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

      Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

      Quotations of yield for a Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

    YIELD = 2 [a - b + 1)(6) - 1]
            ---------------------
                    cd

    where

    a = dividends and interest earned during the period,

    b = expenses accrued for the period (net of reimbursements),

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

    d = the maximum offering price per share on the last day of the period.

      Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Each Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

      Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n = ATVD (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures (after taxes on distributions) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

      Quotations of average annual total return (after taxes on distributions and redemption) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ATVDR (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. All total return figures (after taxes on distributions and redemption) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

      A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of a Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid an those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

      Conversely, each Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                MANAGEMENT OF THE TRUSTS AND THE PORTFOLIO TRUST

      TRUSTEES AND OFFICERS

      The names of the Trustees of the Investor Trust, the Advisor Trust and the Portfolio Trust, their addresses, ages/date of birth, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

                                                                                               PORTFOLIOS IN
                         POSITION(S)     TERM OF OFFICE AND                                     FUND COMPLEX         NUMBER OF
 NAME, ADDRESS, AND       HELD WITH        LENGTH OF TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN BY     OTHER TRUSTEESHIPS
 AGE/DATE OF BIRTH          FUND               SERVED              DURING PAST 5 YEARS            TRUSTEE         HELD BY TRUSTEE
--------------------     -----------   ----------------------  ----------------------------    -------------    -------------------
NON-INTERESTED
  TRUSTEES

RICHARD A. BREALEY         Trustee      Indefinite; March      Professor of Finance, London          31         None
  P.O. BOX 182845                       2005 to present;       School of Business School
  COLUMBUS, OH 43218                                           (July 1974 - present);
  DATE OF BIRTH:                        Advisory Board Member  special Adviser to the
  JUNE 9, 1936                          - January 2005 to      Governor of the Bank of
                                        March 2005             England (1998-2001); Deputy
                                                               Chairman, Balancing and
                                                               Settlement Code Panel
                                                               (August 2000-present)
                                                               (overview of G.B.
                                                               electricity)

FREDERICK C. CHEN          Trustee      Indefinite; 1990 to    Management Consultant (1988           31         None
  P.O. Box 182845                       present                to present).
  Columbus, OH 43218
  Date of Birth:
  April 22, 1927

ALAN S. PARSOW             Trustee      Indefinite; 1987 to    General Partner of Elkhorn            31         None
  P.O. Box 182845                       present                Partners, L.P. (1989 to
  Columbus, OH 43218                                           present).
  Date of Birth:
  January 16, 1950

LARRY M. ROBBINS           Trustee      Indefinite; 1987 to    Director, Center for                  31         None
  P.O. Box 182845                       present                Teaching and Learning,
  Columbus, OH 43218                                           University of Pennsylvania
  Date of Birth:
  December 2, 1938

MICHAEL SEELY              Trustee      Indefinite; 1987 to    Private Investor; President           31         None
  P.O. Box 182845                       present                of Investor Access
  Columbus, OH 43218                                           Corporation (investor
  Date of Birth:                                               relations consulting firm)
  June 7, 1945                                                 (1981-present).
  Advisory Board

THOMAS ROBARDS             Trustee      Indefinite; March      Chief Financial Officer,              31         Finance Federal
  P.O. Box 182845                       2005 to present        American Museum of Natural                       Corporation (FIF)
  Columbus, OH 43218                                           History (2003 to Present);
  Date of Birth:                        Advisory Board Member  Chief Financial Officer,
  June 10, 1946                         - November 2004 to     Datek Online Holding Corp.
                                        March 2005             (2000 to 2002), Executive
                                                               Member of Board of
                                                               Directors, Vice President,
                                                               Republic New York
                                                               Corporation (1976 to 1999)

                                                                                                     31         None
INTERESTED TRUSTEE         Trustee      Indefinite; 2004 to    Chief Executive Officer,
  STEPHEN J. BAKER                      present                HSBC Investments (USA) Inc.
  P.O. Box 182845                                              (formerly HSBC Asset
  Columbus, OH 43218                                           Management (Americas) Inc.)
  Date of Birth:                                               (2003 to present); Chief
  June 23, 1956                                                Executive Officer, HSBC
                                                               Asset Management (Canada)
                                                               Limited (1998 to 2003)


      The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                      POSITION(S)         TERM OF OFFICE AND
NAME, ADDRESS, AND                     HELD WITH            LENGTH OF TIME                      PRINCIPAL OCCUPATION(S)
AGE/DATE OF BIRTH                        FUND                   SERVED                            DURING PAST 5 YEARS
-----------------                   ---------------   ---------------------------    ---------------------------------------------
RICHARD A. FABIETTI                 President         Indefinite; March 2004 to      Senior Vice President, Head of Product
  452 Fifth Avenue                                    present                        Management, HSBC Investments Inc. (1988 to
  New York, NY 10018                                                                 present).
  Date of Birth:
  October 8, 1958

MARK L. SUTER*                      Senior            Indefinite; 2000 to present    Employee of BISYS Fund Services, Inc. (1/00
  90 Park Avenue 10th Floor         Vice President                                   to present); Vice President of Client
  New York, NY 10016                                                                 Services, Seligman Data (6/97 to 12/99) Vice
  Date of Birth:                                                                     President Capitalink (2/96 to 5/97).
  August 25, 1962

SALVATORE IOCOLANO                  Vice President    Indefinite; 2002 to present    Senior Compliance Officer, HSBC Investments
  452 Fifth Avenue, 18th floor                                                       (USA) (2001 to present); Director of
  New York, NY 10018                                                                 Compliance, KPMG Investment Advisers (8/99
  Date of Birth:                                                                     to 3/01); Director of Compliance,
  August 6, 1962                                                                     Oppenheimer Capital (3/98 to 8/99);
                                                                                     Securities Compliance Examiner, U.S.
                                                                                     Securities and Exchange Commission (3/95 to
                                                                                     3/98).

TROY SHEETS*                        Treasurer         Indefinite; 2004 to present    Employee of BISYS Fund Services, Inc. (4/02
  3435 Stelzer Road                                                                  to present); Senior Manager, KPMG LLP --
  Columbus, OH 43219-3035                                                            Ohio Investment Management and Funds(8/93 to
  Date of Birth:                                                                     4/02).
  May 29, 1971

MARC A. SCHUMAN*                    Secretary         Indefinite; March 2005 to      Senior Counsel of BISYS Fund Services, Inc.
  90 Park Avenue 10th Floor                           present                        (2/05-present); Senior Corporate Counsel of
  New York, NY 10016                                                                 The BISYS Group, Inc , (10/2001-2/2005); Of
  Date of Birth:                                                                     Counsel to Morgan, Lewis &Bockius
  December 22, 1960                                                                  (2000-2001).

MICHAEL LAWLOR*                     Assistant         Indefinite; March 2005 to      Assistant Counsel of BISYS Fund Services,
  100 Summer Street, Suite 1500     Secretary         present                        Inc. (2/05-present); Associate Counsel, IXIS
  Boston, MA 02110                                                                   Advisors Group (7/03-1/05); Staff Counsel
  Date of Birth:                                                                     Loomis, Sayles & Company, L.P. (4/00-7/03);
  December 2, 1969                                                                   Legal Product Manager, Scudder Kemper
                                                                                     Investments (6/99-3/00.)

ALAINA METZ*                        Assistant         Indefinite; 1996 to present    Employee of BISYS Fund Services, Inc. (6/95
  3435 Stelzer Road                 Secretary                                        to present)
  Columbus, OH 43219-3035
  Date of Birth:
  April 4, 1967

FREDERICK J. SCHMIDT*               Chief             Time expires 2005, 2004 to     Senior Vice President and Chief Compliance
  90 Park Avenue 10th Floor         Compliance        present                        Officer, CCO Services of BISYS Fund Services
  New York, NY 10016                Officer                                          since 2004; President, FJS Associates from
  Date of Birth                                                                      2002 to 2004; Vice President Credit Agricole
  July 10, 1959                                                                      Asset Management, U.S. from 1987 to 2002

* Messrs. Sheets, Suter, Schmidt, Schuman and Lawlor and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

BOARD OF TRUSTEES

      Overall responsibility for management of each Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the respective Trust's Declaration of Trust. The Trustees elect the officers of each Trust to supervise actively its day-to-day operations.

      Committees

      The Trustees of each Trust have established an audit committee, a valuation committee, and a nominating and corporate governance committee for each Trust.

      Audit Committee

The members of the Audit Committee are Frederick C. Chen, Alan S. Parsow, Larry
M. Robbins and Michael Seely. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trusts. The Audit Committee is currently chaired by Mr. Chen. The audit committee (i) recommends to the Board of Trustees the selection, retention and compensation of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of each Trust held two meetings during the last fiscal year.

      Valuation Committee

      The Valuation Committee includes at least one of the Independent Trustees of the Trust elected by the Board of Trustees and representatives from HSBCInvestments (USA) Inc. and BISYS Fund Services. As of the date of this Statement of Additional Information, the Independent Trustees of the Trust are Richard A. Brealey, Frederick C. Chen, Alan S. Parsow, Larry M. Robbins, Michael Seely and Thomas Robards. The Valuation Committee is currently chaired by Mr. Parsow. The purpose of the Valuation Committee is to oversee the implementation of each Fund's valuation procedures and to make fair value determinations on behalf of the Board of Trustees as specified in the Funds' Valuation Procedures. The Valuation Committee of each Trust held no meetings during the last fiscal year.

      Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees, is currently chaired by Mr. Seely. As of the date of this Statement of Additional Information, the Independent Trustees of the Trust who may serve on this committee are Richard A. Brealey, Frederick C. Chen, Alan

S. Parsow, Larry M. Robbins, Michael Seely and Thomas Robards. This committee
(i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews trustee compensation and shall recommend any appropriate changes to the Board as a group. The committee does not consider nominees recommended by shareholders. This committee held two meetings during the last fiscal year.

      Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds of the Advisor Trust and Funds of the Investor Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Investor Family of Funds, as of December 31, 2004.

      Investor Trust

                                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE          COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                                   TRUST                                         INVESTMENT COMPANIES
-----------------------           -----------------------------------------------       -------------------------------------------
NON-INTERESTED TRUSTEES

Richard A. Brealey                                     None                                              None

    Frederick C. Chen                     HSBC Investor Money Market Fund                            Over $100,000
                                                    $1-$10,000

    Alan S. Parsow                                     None                                              None

    Larry M. Robbins              HSBC Investor U.S. Government Money Market Fund                   $10,001-$50,000
                                                     $1-$10,000
                                              HSBC Investor Value Fund
                                                     $1-$10,000
                                              HSBC Investor Growth Fund
                                                     $1-$10,000

    Michael Seely                                      None                                              None

    Thomas Robards*                                    None                                              None

INTERESTED TRUSTEES

    Stephen J. Baker**                                 None                                              None

* Mr. Robards was appointed as an Advisory Trustee effective November 1, 2004

**Mr. Baker was appointed to the Board of Trustees effective March 2, 2004.

      Advisor Trust

                                                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                          SECURITIES IN ALL REGISTERED INVESTMENT
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE          COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
    NAME OF TRUSTEE                                   TRUST                                         INVESTMENT COMPANIES
-----------------------              -----------------------------------------          -------------------------------------------
NON-INTERESTED TRUSTEES

Richard A. Brealey                                 None                                                 None

Frederick C. Chen                    HSBC Investor Small Cap Equity Fund                             Over $100,000
                                             $50,001-$100,000

                                     HSBC Investor International Equity Fund
                                             $50,001-$100,000

Alan S. Parsow                                     None                                                 None

Larry M. Robbins                                   None                                                 None

Michael Seely                                      None                                                 None

Thomas Robards*                                    None                                                 None

INTERESTED TRUSTEES

Stephen J. Baker**                                 None                                                 None

* Mr. Robards was appointed as an Advisory Trustee effective November 1, 2004

**Mr. Baker was appointed to the Board of Trustees effective March 2, 2004.

      No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of each Trust, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of each Trust (no including registered investment companies). Set forth in the table below is information regarding each Independent Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of each Trust, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of each Trust (not including registered investment companies) as of December 31, 2004.

      Investor Trust

                              NAME OF OWNERS AND
  NAME OF TRUSTEE          RELATIONSHIPS TO TRUSTEE      COMPANY     TITLE OF CLASS     VALUE OF SECURITIES      PERCENT OF CLASS
-------------------        ------------------------      -------     --------------     -------------------      ----------------
Richard A. Brealey                   none                  none           none                  none                   none
Frederick C. Chen                    none                  none           none                  none                   none
Larry M. Robbins                     none                  none           none                  none                   none
Alan S. Parsow                       none                  none           none                  none                   none
Michael Seely                        none                  none           none                  none                   none
Thomas Robards                       none                  none           none                  none                   none

      Advisor Trust

                              NAME OF OWNERS AND
  NAME OF TRUSTEE          RELATIONSHIPS TO TRUSTEE      COMPANY     TITLE OF CLASS     VALUE OF SECURITIES      PERCENT OF CLASS
-------------------        ------------------------      -------     --------------     -------------------      ----------------
Richard A. Brealey                   none                  none           none                  none                   none
Frederick C. Chen                    none                  none           none                  none                   none
Larry M. Robbins                     none                  none           none                  none                   none
Alan S. Parsow                       none                  none           none                  none                   none
Michael Seely                        none                  none           none                  none                   none
Thomas Robards                       none                  none           none                  none                   none

As of February 1, 2005, the Trustees and officers of each Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of each Trust or the Advisor or their affiliates (other than the Trusts); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

-     the Funds;

-     an officer of the Funds;

- an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

- an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Funds;

-     the Adviser or principal underwriter of the Funds;

-     an officer of the Adviser or principal underwriter of the Funds;

- a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds; or

- an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Funds.

TRUSTEE COMPENSATION

      Each Trustee who is not an "interested person" (as defined in the 1940
Act) of the Trusts receives an annual retainer of, a fee of $2,000 for each telephone meeting, a fee of $5,000 for each special meeting, $24,000 and a fee of $4,000 for each regular meeting of the Board of Trustees and a fee of $2,000 for each committee meeting, except that Mr. Robbins receives an annual retainer of $29,000 and a fee of $6,000 for each regular meeting attended and $2,000- for each committee meeting. For the fiscal year ended October 31, 2004, the Trusts paid the following compensation to the Trustees of the Trusts.

                                                       NAME OF PERSON, POSITION
                                                       NON-INTERESTED TRUSTEES(1)                       INTERESTED TRUSTEES
                                                       --------------------------                   ------------------------------
            AGGREGATE                   FREDRICK C.      ALAN S.       LARRY M.                       STEPHEN J.
           COMPENSATION                    CHEN          PARSOW        ROBBINS,     MICHAEL SEELY,  BAKER, TRUSTEE  LESLIE BAINES,
            FROM FUND                    TRUSTEE        TRUSTEE        TRUSTEE         TRUSTEE           (2)        TRUSTEE (3)
----------------------------------     ------------    ----------    ------------   --------------  --------------  --------------
Limited Maturity Fund                  $     106.05    $   104.13    $    125.94    $      115.16         None           None
Bond Fund                              $      65.20    $    61.60    $     75.50    $       68.24         None           None
New York Tax-Free Bond Fund            $     368.27    $   348.23    $    371.32    $      386.12         None           None
Growth Fund (4)                        $      51.31    $    46.32    $     62.87    $       52.32         None           None
Growth and Income Fund                 $   1,141.88    $ 1,082.55    $  1,314.73    $    1,198.48         None           None
Mid-Cap Fund                           $     733.22    $   697.57    $    839.04    $      770.97         None           None
Overseas Equity Fund                   $      44.75    $    42.26    $     53.99    $       46.72         None           None
Opportunity Fund                       $      67.09    $    63.35    $     77.53    $       70.34         None           None
Value Fund (4)                         $      65.17    $    58.86    $     79.86    $       66.45         None           None
Fixed Income Fund                      $     285.44    $   270.49    $    327.07    $      299.24         None           None
International Equity Fund              $     364.36    $   345.88    $    438.09    $      381.67         None           None
Small Cap Equity Fund                  $     756.16    $   716.70    $    866.23    $      795.13         None           None
PENSION OR RETIREMENT BENEFITS
  ACCRUED AS PART OF THE FUNDS
  EXPENSES(5)                                  None          None           None             None         None           None
ESTIMATED ANNUAL BENEFITS UPON
  RETIREMENT                                   None          None           None             None         None           None
TOTAL COMPENSATION FROM FUNDS AND
  FUND COMPLEX(6) PAID TO TRUSTEES     $  49,000.00    $46,500.00    $ 63,250.00    $   51,500.00         None           None

TRUSTEES

(1) Mr. Robards was appointed as an Advisory Trustee effective November 1, 2004 and Mr. Brealey was appointed an Advisory Trustee effective January 1, 2005.

(2)   Mr. Baker was appointed to the Board of Trustees effective March 2, 2004.

(3)   Ms. Bains resigned her position as Trustee effective December 31, 2003.

(4) The LifeLine Funds did not have operations during the fiscal year ended October 31, 2004 and therefore the Trustees did not receive any compensation from the LifeLine Funds during that period. The Growth Fund and the Value Fund commenced operations on May 7, 2004.

(5) The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trusts are not entitled to benefits upon retirement from the Board of Trustees.

(6) For these purposes, the Funds Complex consisted of 30 Funds of HSBC Investor Funds, HSBC Advisor Funds Trust and HSBC Investor portfolios, as well as 6 offshore feeder funds.

PROXY VOTING

      The Trusts and the Portfolio Trust have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Funds' Adviser and Sub-Advisers. The Proxy Voting Policies of the Trusts and the Adviser and Sub-Advisers are attached as Appendices D-I.

      Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 are available (i) without charge, upon request, by calling 1-800-782-8183; and (ii) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

      HSBC Investments (USA) Inc. is the investment adviser to each Fund and Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with a Trust or Portfolio Trust. For its services, the Adviser is entitled to a fee from each Fund or Portfolio, computed daily and paid monthly, equal on an annual basis of the Fund's or Portfolio's average daily net assets as set forth below:

          FUND                                                                                 FEE
---------------------------                                                                   ------
Limited Maturity Fund                                                                          0.40%

Bond Fund                                       0-50 million                                  0.575%
                                                50-95 million                                 0.450%
                                                95-150 million                                0.200%
                                                150-250 million                               0.400%
                                                250+ million                                  0.350%

New York Tax-Free Bond Fund                                                                    0.25%

Growth Fund                                     0-50 million                                  0.500%
                                                50-100 million                                0.425%
                                                100-200 million                               0.375%
                                                200+ million                                  0.325%

Growth and Income Fund                                                                         0.25%*

Mid-Cap Fund                                                                                   0.25%*

Overseas Equity Fund                            0-25 million                                   0.95%

                                                25-50 million                                  0.80%
                                                50-250 million                                0.675%
                                                250+ million                                  0.625%

Opportunity Fund                                                                               0.80%

Value Fund                                      0-500 million                                 0.525%
                                                500-1 billion                                 0.475%
                                                1 billion                                     0.425%

Fixed Income Fund                               0-50 million                                  0.575%
                                                50-95 million                                 0.450%
                                                95-150 million                                0.200%
                                                150-250 million                               0.400%
                                                250+ million                                  0.350%
International Equity Fund                       0-25 million                                   0.95%
                                                25-50 million                                  0.80%
                                                50-250 million                                0.675%
                                                250+ million                                  0.625%

            FUND                                                                                FEE
-----------------------------------------------                                                -----
Small Cap Equity Fund                                                                          0.80%
 HSBC Investor Aggressive Growth Strategy Fund                                                 0.05%
 HSBC Investor Growth Strategy Fund                                                            0.05%
 HSBC Investor Moderate Growth Strategy Fund                                                   0.05%
 HSBC Investor Conservative Growth Strategy Fund                                               0.05%
 HSBC Investor Conservative Income Strategy Fund                                               0.05%

* The Growth and Income Fund and the Mid-Cap Fund each pay an additional sub-advisory fee to the Fund's sub-adviser at the annual rate of 0.35% and 0.50% of the Fund's average daily net assets, respectively.

      The Growth and Income Fund and the Mid-Cap Fund each pay an additional sub-advisory fee to the Fund's sub-adviser at the annual rate of 0.35% and 0.50% of the Fund's average daily net assets, respectively. The overall advisory fees payable by the Growth and Income Fund and the Mid-Cap Fund, including the fee payable to by each Fund to its respective Sub-Adviser is 0.60% and 0.75% of the Fund's average daily net assets, respectively. The Adviser has agreed in writing to waive 0.05% of its advisory fee with respect to each Fund until at least April 18, 2006.

      For the fiscal years ended October 31, 2004, 2003 and 2002, the aggregate amount of advisory fees paid by the Funds and the Portfolios were:

          FUND*                                 2004             2003              2002
----------------------------               -------------     -------------     ------------
Limited Maturity Fund                      $     303,933     $     562,599     $    532,385
Bond Fund                                  $     743,417     $   1,366,115     $  1,320,991
New York Tax-Free Bond Fund                $     174,494     $     143,469     $    111,208
Growth Fund**                              $      99,225               n/a              n/a
Growth and Income Fund***                  $   1,156,774     $   1,025,892     $  1,128,898
Mid-Cap Fund***                            $     734,735     $     715,471     $    756,204
Overseas Equity Fund                       $   1,504,012     $   1,888,827     $  2,087,950
Opportunity Fund                           $   3,057,110     $   2,409,043     $  2,632,946
Value Fund**                               $     132,482               n/a              n/a
Fixed Income Fund                          $     743,417     $   1,366,115     $  1,320,991
International Equity Fund                  $   1,504,012     $   1,888,827     $  2,087,950
Small Cap Equity Fund                      $   3,057,110     $   2,409,043     $  2,632,946

* The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004, 2003 and 2002, and therefore did not pay any advisory fees during those periods.

** The Growth Fund and the Value Fund commenced operations on May 7, 2004.

*** Effective April 18, 2005, the Growth and Income Fund and the Mid-Cap Fund approved new advisory arrangements pursuant to which the overall advisory fees payable by the Funds increased by 0.05% and 0.20% of the Fund's average daily net assets, respectively (no increase with respect to the Growth and Income Fund and an 0.15% with respect to the Mid-Cap Fund, after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee until at least April 18,
2006).

      The Advisory Contract will continue in effect with respect to each Fund and Portfolio, except the Growth and Income Fund and the Mid-Cap Fund, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of a Trust or the Portfolio Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract will remain in effect with respect to the Growth and Income Fund and the Mid-Cap Fund for a two (2) year period until April 18, 2007. Thereafter, the Advisory Contract will continue in effect with respect to the Growth and Income Fund and the Mid-Cap Fund for successive periods not to exceed one (1) year, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of a Trust or the Portfolio Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party.. The Advisory Contract may be terminated with respect to a Fund or Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

      The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA, National Association ("HSBC"), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA, Inc. or HSBC will be purchased for a Fund or Portfolio.

      The Advisory Contract for each Fund or Portfolio provides that the Adviser will manage the portfolio of the Fund or Portfolio, either directly or through one or more sub-advisers, and will furnish to the Fund or Portfolio investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to each Trust and the Portfolio Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund or the Portfolio. Pursuant to the Advisory Contract, the Adviser also furnishes to each Trust's and the Portfolio Trust's Board of Trustees periodic reports on the investment performance of each Fund and Portfolio. Without limiting the foregoing, the Adviser may, with respect to the Small Cap Equity Fund, and out of its own resources and without cost to the Fund, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of Class Y shares of the Fund.

      If the Adviser were prohibited from performing any of its services for the Trusts or the Portfolio Trust, it is expected that the respective Board of Trustees would recommend to the Fund's or the Portfolio's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

      The investment advisory services of the Adviser to the Funds and Portfolios are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

      Each Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission ("SEC") that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new sub-adviser will be mailed to shareholders within 120 days of the change in sub-adviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a sub-adviser with 120 days of the material change. The Adviser remains responsible for the performance of each Fund, oversees sub-advisers to ensure compliance with each Fund's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style and performance results in order to recommend any changes in a sub-adviser to the appropriate Trust's Board of Trustees.

      The Board of Trustees of the Investor Trust and Advisor Trust approved the Advisory Contract with respect to the each Trust's respective Funds in a meeting on December 13, 2004. In determining whether it was appropriate to approve each Advisory Contract, the Board of Trustees requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board of Trustees carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Trustees determined that each Advisory Contract is consistent with the best interests of each Fund and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of each Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following considerations, among others:

      - The investment advisory fees payable to the Adviser under each Advisory Contract are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with each Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

      - Each Advisory Contract did not increase current investment advisory fees or overall operating expenses of each Fund over historical fee and expense levels;

      - The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided to the other mutual funds advised by the Adviser and their historic performance, including achievement of stated investment objectives;

      - The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

      - The Adviser's entrepreneurial commitment to the management and success of each Fund, which could entail a substantial commitment of resources to the successful operation of each Fund; and

      - The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser.

      Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees unanimously approved the Advisory Contract with respect to the Investor Funds and the Board of Trustees unanimously approved the Advisory Contract with respect to the Advisor Funds.

      The Advisory Contract and agreements between the Adviser and the Sub-Advisers to the Growth and Income Fund and Mid-Cap Fund ("collectively, the "Agreements") were approved by the Board of Trustees of the Investor Trust, with respect to the Growth and Income Fund and the Mid-Cap Fund, at a meeting of the Board held on March 7-8, 2005. The Agreements were approved by the shareholders of the Funds at a meeting of the shareholders held on April 18, 2005.

      In determining whether to approve the Agreements, the Trustees requested and received extensive materials and information from the Adviser to assist them in considering the approval of the Agreements. Based on its review of the information requested and provided, and the discussions with management of the Adviser, the Board of Trustees determined that approval of the Agreements were consistent with the best interests of the Fund and its shareholders, and would enable the Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

      - Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees considered the nature, quality and extent of the investment advisory services to be provided by the Adviser and each Fund's sub-adviser, in light of the high quality services provided to the other Manager-of-Manager mutual funds advised by the Adviser, and each Fund's sub-adviser's historic performance managing accounts having similar investment objectives as the Funds. The Trustees also considered the services provided by the Adviser such as supervision of Fund operations and compliance and regulatory filings as well as disclosures to shareholders, general oversight of service providers and coordination of Fund marketing initiatives. The Trustees considered the Adviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds, as well as the Adviser's agreement to waive 0.05% of its advisory fee for a period of at least one year with respect to each Fund.

      - Investment Performance of the Fund, Adviser and Sub-Advisers.The Trustees considered short- and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds, as well as each Fund's sub-adviser's historic performance managing accounts having similar investment objectives as the Fund. Additionally, the Trustees considered fee and expense information regarding each Fund's peer groups, noting in particular that the proposed combined advisory and sub-advisory fees were competitive with the advisory fees charged by other funds in each Fund's peer group.

            - Costs of Services and Profits Realized by the Adviser. The Trustees considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Trustees considered that the combined management fees under the Agreements would increase the investment advisory fees of the Funds by 0.05%, with respect to the Growth and Income Fund, and 0.20%, with respect to the Mid-Cap Fund, over historical fee levels (no increase with respect to the Growth and Income Fund and 0.15% with respect to the Mid-Cap Fund after giving effect to the Adviser's agreement to waive 0.05% of its advisory fee under the New Agreement), but concluded that the combined advisory fees payable to the Adviser and each Fund's sub-adviser are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

            - Other Relevant Considerations-Adviser Personnel . The Trustees considered the Adviser's representations regarding the Adviser's manager-of-managers staffing and capabilities to oversee each Fund's sub-adviser and the sub-adviser's staffing and capabilities to manage the Fund. The Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and each Fund's sub-adviser.

      Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements with respect to the Growth and Income Fund and the Mid-Cap Fund.

      SUB-ADVISERS

            Growth Fund (Growth Portfolio)

            Waddell & Reed Investment Management Company ("Waddell & Reed"), located at 6300 Lamar Avenue, Oakland Park, KS 66202, serves as the Portfolio's Sub-Adviser. As the Portfolio's Sub-Adviser, Waddell & Reed is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. Waddell & Reed also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.

            Waddell & Reed acts as investment adviser to numerous investment companies and accounts. Waddell & Reed's ultimate parent is Waddell & Reed Financial, Inc., a publicly traded company on the NYSE.

            For its services, the Sub-Adviser receives a fee based on the Portfolio's average daily net assets allocated to the Sub-Adviser for management, at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million.

            For the period May 7, 2004 (commencement of operations of the Growth
      Fund) through October 31, 2004, HSBC paid sub-advisory fees equal to $64,496.

            The investment advisory services of Waddell & Reed as Sub-Adviser are not exclusive under the terms of its sub-advisory agreement with HSBC. The Sub-Adviser is free to and does render investment advisory services to others.

            Growth and Income Fund

            Transamerica Investment Management, LLC ("Sub-Adviser" or "Transamerica"), as the Sub-Adviser of the Growth and Income Fund, is responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser or the Adviser in their discretion. The Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

            Transamerica, located at 1150 S. Olive Street, Suite 2700, Los Angeles, California, 90015, is a wholly-owned subsidiary of Transamerica Investment Services, Inc. For its services, the Sub-Adviser receives a fee from the Fund based on the Fund's average daily net assets, equal on an annual basis to 0.35% of the Portfolio's average daily net assets.

      Mid-Cap Fund

      Munder Capital Management ("Sub-Adviser" or "Munder"), as the Sub-Adviser of the Mid-Cap Fund, is responsible for the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser or the Adviser in their discretion. The Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

      Munder, founded in 1985, is located at Munder Capital Center, 480 Pierce Street, Birmingham, Michigan, 48009-6063. Munder is a partnership of which approximately 88% of its interests are owned by Comerica, Incorporated, a publicly held bank holding company, and the remainder of its interests are owned by employee-shareholders. For its services, the Sub-Adviser receives a fee from the Fund based on the Fund's average daily net assets, equal on an annual basis to 0.50% of the Portfolio's average daily net assets.

      International Equity Fund and Overseas Equity Fund (International Equity Portfolio)

      AllianceBernstein Investment Research and Management ("Sub-Adviser" or "AllianceBernstein"), as the Sub-Adviser to the Funds and the Portfolio, is responsible for the investment management of the assets of the Funds and the Portfolio, including making investment decisions and placing orders for the purchase and sale of securities for the Funds and the Portfolio directly with the issuers or with brokers or dealers selected by AllianceBernstein or the Adviser in its discretion. See "Portfolio Transactions." AllianceBernstein also furnishes to the Board of Trustees of the Trusts, which have overall responsibility for the business and affairs of the Funds and the Portfolio, periodic reports on the investment performance of the Portfolio.

      For its services, AllianceBernstein receives a fee based on the Portfolio's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million.

      For the fiscal years ended October 31, 2004, 2003 and 2002, sub-advisory fees aggregated $722,250, $1,221,124, and $1,342,688, respectively. Prior to January 31, 2004, Capital Guardian Trust Company was the investment sub-adviser to the Funds and the Portfolio.

      The investment advisory services of AllianceBernstein as Sub-Adviser are not exclusive under the terms of its Sub-Advisory Agreement with HSBC. AllianceBernstein is free to and does render investment advisory services to others.

      Small Cap Equity Fund and Opportunity Fund (Small Cap Equity Portfolio)

      Westfield Capital Management Company, LLC ("Sub-Adviser" or "Westfield"), as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser or the Adviser in their discretion. The Sub-Adviser also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.

      Westfield, a subsidiary of Boston Private Financial Holdings, Inc., was founded in 1989 and specializes in growth equity portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. Westfield uses a team approach to investment management. The team consists of 11 professionals with an average 14 years of investment experience. Westfield's goal is to deliver consistent investment results where its investment philosophy may be maintained through teamwork rather than individual efforts. For its services, the Sub-Adviser receives a fee based on the Fund's average daily net assets, equal on an annual basis to 0.55% of the Portfolio's average daily net assets.

      For the fiscal years ended October 31, 2004, 2003, and 2003, HSBC paid sub-advisory fees equal to $2,101,763, $1,670,463, $1,880,612, respectively.
Prior to January 19, 2003, MFS Institutional Advisers, Inc. was the investment sub-adviser.

      The investment advisory services of Westfield as Sub-Adviser are not exclusive under the terms of the Sub-Advisory Agreement with HSBC. The Sub-Adviser is free to and does render investment advisory services to others.

      Value Fund (Value Portfolio)

      NWQ Investment Management Co., LLC ("NWQ" or "Sub-Adviser"), located at 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serves as the Portfolio's Sub-Adviser. As the Portfolio's Sub-Adviser, NWQ is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. NWQ also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio.

      NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minor interest owned by certain members of NWQ management.

      For its services, the Sub-Adviser receives a fee based on the Portfolio's average daily net assets allocated to the Adviser for management, at the annual rate of 0.35% of net assets up to $500 million, 0.30% of net assets over $500 million up to $1 billion, 0.25% of net assets over $1 billion.

      For the period May 7, 2004 (commencement of operations of the Value Fund) through October 31, 2004, HSBC paid sub-advisory fees equal to $88,312.

      The investment advisory services of NWQ as Sub-Adviser are not exclusive under the terms of its sub-advisory agreement with HSBC. The Sub-Adviser is free to and does render investment advisory services to others.

      DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY

      Distribution Plans have been adopted by the Investor Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), and Class C Shares (the "Class C Plan"), of each Fund, as applicable. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investor Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

      For the fiscal years ended October 31, 2004, 2003, and 2002, each Fund paid the following for distribution expenses:

          FUND*                                    2004            2003            2002
---------------------------                     -----------     -----------     ---------
Limited Maturity Fund                           $    58,440     $    59,768     $  24,818
Bond Fund                                       $    57,766     $    59,788     $  35,902
New York Tax-Free Bond Fund                     $   158,600     $   141,394     $  82,702
Growth Fund**                                   $     6,145             n/a           n/a
Growth and Income Fund                          $    24,968     $    12,022     $   6,836
Mid-Cap Fund                                    $    50,755     $    36,505     $  35,564
Overseas Equity Fund                            $    13,214     $     6,295     $   4,608
Opportunity Fund                                $    36,098     $    23,862     $  19,773
Value Fund**                                    $     8,211             n/a           n/a

* The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004, 2003, and 2002 and therefore did not pay any distribution expenses during those periods.

** The Growth Fund and the Value Fund commenced operations on May 7, 2004.

      THE DISTRIBUTOR

      BISYS Fund Services Limited Partnership ("BISYS LP"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as distributor to the Funds under a Distribution Contract with each of the Investor Trust and Advisor Trust. BISYS, BISYS LP, and their affiliates also serve as administrator or distributor to other investment companies. BISYS and BISYS LP are each a wholly-owned subsidiary of The BISYS Group, Inc.

      The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives to locations within or outside of the United States for meetings or seminars of a business nature. In addition, the Adviser may, out of its own resources, assist in marketing the Funds' shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to the Funds, make payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of the Funds. None of the aforementioned compensation is paid by the Funds or their Shareholders.

      Pursuant to the Distribution Plans adopted by the Investor Trust, the Distributor is reimbursed from each Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of a Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

      Any payment by the Distributor or reimbursement of the Distributor from a Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

      ADMINISTRATIVE SERVICES PLAN

      The Investor Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Investor Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, or Trust Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Trust Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

      ADMINISTRATOR

      Pursuant to a Master Services Agreement dated April 1, 2003 (the "Master Services Agreement"), BISYS provides the Funds with various services, which include administration of the Trusts and the Funds. Administrative services include assisting in the preparation and filing of various documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BISYS also provides certain persons satisfactory to the Boards of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trusts, may be directors, officers or employees of BISYS or its affiliates.

      The Master Services Agreement has an initial term of three (3) years and continues in effect thereafter from year to year unless terminated upon 60 days' written notice of non-renewal prior to the relevant renewal date. The Agreement provides that BISYS shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement. BISYS may, out of its own resources, assist in marketing the Funds' shares.

BISYS receives an administration fee that primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

Up to $8 billion..............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.......   0.070%
In excess of $9.25 billion but not exceeding $12 billion......   0.050%
In excess of $12 billion......................................   0.030%

The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, but the assets of the underlying Portfolios that reflect assets of Funds that invest in the Portfolios are not double-counted. The total administration fee to be paid to BISYS is allocated to each of the funds in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the underlying Portfolios by the Funds, the Portfolios pay half of the administration fee and the Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

      For the fiscal years ended October 31, 2004, 2003 and 2002, the aggregate amount of administrative fees paid by the Funds and the Portfolios were:

FUND*                           2004        2003        2002
-----------                  ----------  ---------  -----------
Limited Maturity Fund        $   15,239  $  35,865  $    31,964
Bond Fund                    $    9,164  $   8,041  $     5,439
New York Tax-Free Bond Fund  $   52,292  $  42,995  $    33,696
Growth Fund**                $    6,534        n/a          n/a
Growth and Income Fund       $  157,574  $ 139,745  $   155,829
Mid-Cap Fund                 $  100,085  $  97,460  $   104,371
Overseas Equity Fund         $    6,271  $   3,650  $     3,480
Opportunity Fund             $    9,458  $   5,805  $     5,881
Value Fund**                 $    8,459        n/a          n/a

Fixed Income Fund            $   39,914  $  95,630  $    91,115
International Equity Fund    $   49,743  $  73,919  $    82,280
Small Cap Equity Fund        $  106,877  $  80,773  $    80,058

* The LifeLine Funds did not have operations during the fiscal years ended October 31, 2004, 2003, and 2002 and therefore did not pay any administrative fees during those periods.

** The Growth Fund and the Value Fund commenced operations on May 7, 2004.

TRANSFER AGENT

Under the Master Services Agreement with BISYS, BISYS acts as transfer agent ("Transfer Agent") for the Trusts. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and act as dividend disbursing agent for the Trusts. The principal business address of BISYS is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

      Pursuant to a Custodian Agreement, with respect to domestic assets, HSBC acts as the custodian of each Fund's assets. With respect to foreign assets, IBT serves as custodian for the Advisor Funds and the Portfolios (together, with HSBC, the "Custodian"). The Custodians' responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodians do not determine the investment policies of each Fund or decide which securities will be purchased or sold for a Fund. For its services, the Custodians receive such compensation as may from time to time be agreed upon by it and each Trust.

FUND ACCOUNTING AGENT

      Pursuant to the Master Services Agreement, BISYS also serves as fund accounting agent to each Fund. For the fiscal year ended October 31, 2004, the aggregate amount of fund accounting fees paid by the Funds was:

FUND                                  2004
--------------                     ---------
Limited Maturity Fund              $  35,999
Bond Fund                          $  27,000
New York Tax-Free Bond Fund        $  72,746
Growth Fund**                      $  17,130
Growth and Income Fund             $  63,101
Mid-Cap Fund                       $  63,079
Overseas Equity Fund               $  27,000
Opportunity Fund                   $  27,000
Value Fund**                       $  17,130
Fixed Income Fund                  $   9,001
International Equity Fund          $   8,898
Small Cap Equity Fund              $   9,000

* The LifeLine Funds did not have operations during the fiscal year ended October 31, 2004, and therefore did not pay any fund accounting fees during that period.

** The Growth Fund and the Value Fund commenced operations on May 7, 2004.

SHAREHOLDER SERVICING AGENTS

      Each Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of each Trust, proxy statements, annual reports, updated prospectuses and other communications from each Trust to the Funds' shareholders; receives, tabulates and transmits to each Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trusts; and provides such other related services as the Trusts or a shareholder may request. Although the Funds do not currently compensate Shareholder Servicing Agents for performing these services with respect to Shares, each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund's average daily net assets. Class R Shares of each Fund is authorized to pay a shareholder servicing fee of up to 0.75%, on an annual basis, of the Fund's average daily net assets.

      The Trusts understand that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by each Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, each Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds with respect to those accounts.

FEDERAL BANKING LAW

      The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's and the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees of each Trust would review the relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

EXPENSES

      Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of each Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each of the shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The value of fixed income securities held in a Fund's portfolio will be determined on each day the fixed income market on which the security trades is open. It is anticipated that the U.S. markets for fixed income securities will be closed on certain days and at certain times when the NYSE is open for trading. On days or at times that the fixed income markets are closed and the NYSE is open, each Fund that holds a fixed income security in its portfolio will value that security based on market quotations as of the most recent closing of the fixed income market on which the security trades or valued at fair value in accordance with procedures established by each Trust, as appropriate.

      The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available or are deemed unreliable due to a significant event or otherwise are based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Funds' Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

      Shares of the Portfolios held by the Funds and LifeLine Funds are valued at their respective net asset values as reported to the Adviser or its agent. Other assets of the LifeLine Funds, if any, are valued at their current market value if market quotations are readily available. If market quotations are not available, or if the Adviser determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

      Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining a Fund's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

      Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of each Trust. The Adviser typically completes its trading on behalf of the Funds or Portfolios in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. The value of a foreign security held by a Fund is converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation at the time as of which the NAV is calculated, typically 4:00 p.m., eastern time. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of each Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees of each Trust.

      In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

      Interest income on long-term obligations in a Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

      The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

      The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the: Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

      To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

      Subject to each Trust's compliance with applicable regulations, the Trusts on behalf of each Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities from a Portfolio (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. Each Trust will redeem Fund shares in kind only if it has received a redemption in kind from a Portfolio and therefore shareholders of a Fund that receive redemptions in kind will receive securities of the portfolio. The Portfolios have advised each Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

                               PURCHASE OF SHARES

      Shares may be purchased through the Distributor Shareholder Servicing Agents or through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Each Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

      All purchase payments are invested in full and fractional Shares. Each Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

      While there is no sales load on purchases of Class B Shares and Class C Shares, the Distributor may receive fees from the Funds. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

      An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Transfer Agent.

      Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trusts with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.

      The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Purchasing and Adding to Your Shares." The Prospectuses contain a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A shares are generally sold with a sales charge payable at the time of purchase. The prospectus contains a table of applicable CDSCs. After being held for six years, Class B shares will automatically convert into Class A shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trusts sign.

      When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares will be most appropriate for investors who invest $1,000,000 or more in Fund shares, and Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.

      A broker-dealer may receive different levels of compensation depending on which class of shares is sold. The Distributor may also provide different additional compensation to dealers in connection with selling shares of the Funds or for their own company-sponsored sales programs. Additional compensation or assistance may be provided to dealers and includes, but is not limited to, payment or reimbursement for educational, training and sales conferences or programs for their employees. In some cases, this compensation may only be available to dealers whose representatives have sold or are expected to sell significant amounts of shares. The Distributor will make these payments from its own resources and none of the aforementioned additional compensation is paid for by the applicable Funds or their shareholders.

      Shares of the Funds are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

      The sales load does not apply in any instance to reinvested dividends.

      From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trusts, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold a significant number of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self- regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Funds or their shareholders.

      Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of each Trust for recordholders of such shares.

CLASS R SHARES

      Class R Shares of the LifeLine Funds generally are available only to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, "retirement plans") whereby the retirement plan or the retirement plan's financial service firm has an agreement with the Funds to utilize Class R Shares in certain investment products or programs. Class R Shares are generally available to small and mid sized retirement plans having at least $1 million in assets. In addition, Class R Shares also are generally available only to retirement plans where Class R Shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider. Class R Shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, or individual 403(b) plans, or through 529 Plan accounts.

      A retirement plan's intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R Shares. Specifically if a retirement plan eligible to purchase Class R Shares is otherwise qualified to purchase other Classes at net asset value or at a reduced sales charge or where the retirement plan does not require the distribution and administrative support services typically required by Class R Share investors and/or the retirement plan's intermediaries have elected to forgo the level of compensation that Class R Shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan's intermediaries may receive different compensation depending upon which class is chosen.

EXCHANGE PRIVILEGE

      By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of each Fund may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"): HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Cash Management Fund, HSBC Investor Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund (the "Money Market Funds"); HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, New York Tax-Free Bond Fund (the "Income Funds"); HSBC Investor Growth Fund, HSBC Investor Value Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund ("Equity Funds," Income Funds and Equity Funds together, the "Retail Funds"). By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder of the Retail Funds may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trusts' other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

      An investor will receive Class A Shares of a Fund in exchange for Class A shares of other HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, and Advisor Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes.

      Because Class R Shares of the LifeLine Funds are held within retirement plans, exchange privileges are only available for other Class R Shares of the LifeLine Funds. Please contact your retirement plan administrator for information on how to exchange your Class R Shares within your retirement plan.

      The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

      An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trusts at 800-782-8183, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

AUTOMATIC INVESTMENT PLAN

      The Trusts offer a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trusts and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trusts, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

      For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

      Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre- authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

      Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds' custodian bank by following the procedures described above.

      For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                                  SALES CHARGES

CLASS A SHARES

      The public offering price of the Class A Shares of the Funds equals net asset value plus the applicable sales charge. BISYS receives this sales charge as distributor and may reallow it as dealer discounts and brokerage commissions as follows:

Equity Funds

                                          SALES CHARGES AS:
                                       PERCENTAGE OF OFFERING
SIZE OF TRANSACTION AT OFFERING PRICE           PRICE          PERCENTAGE OF NET AMOUNT INVESTED
-------------------------------------  ----------------------  ---------------------------------
Less than $50,000                                5.00%                         5.26%
$50,000 but less than $100,000                   4.50%                         4.71%
$100,000 but less than $250,000                  3.75%                         3.90%
$250,000 but less than $500,000                  2.50%                         2.56%
$500,000 but less than $1,000,000                2.00%                         2.04%
$1,000,000 and over                              1.00%                         1.01%

      Income Funds


                                             SALES CHARGES AS:
SIZE OF TRANSACTION AT OFFERING PRICE  PERCENTAGE OF OFFERING PRICE  PERCENTAGE OF NET AMOUNT INVESTED
-------------------------------------  ----------------------------  ---------------------------------
Less than $50,000                                  4.75%                           4.99%
$50,000 but less than $100,000                     4.25%                           4.44%
$100,000 but less than $250,000                    3.50%                           3.63%
$250,000 but less than $500,000                    2.50%                           2.56%
$500,000 but less than $1,000,000                  2.00%                           2.04%
$1,000,000 and over                                1.00%                           1.01%

SALES CHARGE WAIVERS

      The Distributor may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, BISYS and any affiliates thereof, (3) Trustees of the Trusts, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, (8) orders placed on behalf of other investment companies distributed by BISYS, The BISYS Group, Inc., or their affiliated companies, and
(9) shares purchased by tax-qualified employee benefit plans. In addition, the Distributor may waive sales charges for the purchase of the Funds' Class A Shares with the proceeds from the recent redemption of shares of a non-money market mutual fund (except one of the other funds of the Trust) sold with a sales charge or received from the automatic conversion of Class B shares. The Distributor may also waive sales charges for the purchase of the Funds Class A shares with the proceeds from the recent redemption of Class B shares of the Funds. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

      For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Class A Shares of any fund in the HSBC Investor Family of Funds. For example, if a Shareholder concurrently purchases Class A Shares in one of the funds of the Trusts sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, Shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

LETTER OF INTENT

      An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

      A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trusts at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

RIGHT OF ACCUMULATION

      Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Funds then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Class A Shares of the Funds. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The "purchaser's combined holdings" described above shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") - CLASS B SHARES

      Class B Shares of the Funds, which are redeemed less than four years after purchase will be subject to a declining CDSC. The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

      Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed.

      Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC. In such cases, the CDSC will be:

YEARS SINCE PURCHASE  CDSC AS A % OF DOLLAR AMOUNT SUBJECT TO CHARGE
         0-1                                 4.00%
         1-2                                 3.00%
         2-3                                 2.00%
         3-4                                 1.00%
     More than 4                             None

      The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. If an investor sells some but not all his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

      The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

      Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase the shareholder's investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class B shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

      Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $100,000. Class C Shares of the Funds are sold at net asset value without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section Contingent Deferred Sales Charge ("CDSC") -- Class B Shares" except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by each Fund's Board of Trustees and regulatory limitations.

      The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

      Unlike Class B Shares, Class C Shares have no conversion feature.

                              REDEMPTION OF SHARES

      A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class R and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

      The proceeds of a redemption are normally paid from each Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trusts reserve the right to redeem upon not less than 30 days' notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      Unless shares have been purchased directly from the Distributor, a shareholder may redeem shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

REDEMPTION FEE

      The Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 30 days.

SYSTEMATIC WITHDRAWAL PLAN

      Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

      Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds' transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

      Redemption by Wire or Telephone. An investor may redeem Class A, Class B and Class C Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trusts. These redemptions may be paid from the applicable Fund by wire or by check. The Trusts reserve the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trusts. Instructions for wire redemptions are set forth in the Purchase Application. The Trusts employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected:
(1) shareholder's account number; (2) shareholder's social security number; and
(3) name and account number of shareholder's designated securities broker or bank. If either Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                                RETIREMENT PLANS

      Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

      Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming BISYS as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

      Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

      The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

                           DIVIDENDS AND DISTRIBUTIONS

      For each Fund, the respective Trust declares all of the Fund's net investment income daily as a dividend to the Fund's shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

      Each Fund's net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased. For the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Growth and Income Fund, Mid-Cap Fund, Overseas Equity Fund, Opportunity Fund, Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, dividends are distributed monthly. For the Growth Fund, dividends are distributed annually, and, for the Value Fund, dividends are distributed semi-annually. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of each Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

      Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolios and therefore will not be distributed as dividends to the shareholders of the Funds that invest in the Portfolios. Rather, these payments on mortgage-backed securities generally will be reinvested by the Portfolios in accordance with its investment objective and policies.

THE MONEY MARKET FUND

      The Money Market Fund and the Investor Trust declares all of the Fund's net investment income daily as a dividend to the Fund's shareholders. Dividends substantially equal to a Fund's net investment income earned during the month are distributed in that month to the Fund's shareholders of record. Generally, a Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

      Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional shares of the Funds at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

      For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in a Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

      Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account. It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

      INVESTOR TRUST AND ADVISOR TRUST

      Each Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Investor Trust has 18 series of shares and the Advisor Trust has 3 series of share. The separate series of each Trust constitute a separately managed"Fund". The Trusts reserve the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under "General Information."

      Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trusts are not required and have no current intention to hold annual meetings of shareholders, although the Trusts will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

      Under each Trust's Declaration of Trust, the Trusts are not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that either the Investor Trust or the Advisor Trust will hold shareholders' meetings unless required by law or its respective Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees (i) to fill any existing vacancies on the Board if after filling the vacancy, less than two-thirds of the Trustees then holding office would have been elected by shareholders, or (ii) if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Investor Trust's and Advisor Trust's Declaration of Trust provide that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

      The Trusts' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

      Interests in a Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

      The respective series (or "Portfolios" of the Portfolio Trust will vote separately or together in the same manner as described above for the Trusts. Under certain circumstances, the investors in one or more Portfolios of the Portfolio Trust could control the outcome of these votes. Whenever the Portfolio Trust is requested to vote on a matter pertaining to the Portfolio, the Advisor Trust and/or the Investor Trust will hold a meeting of the affected Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Investor Trust and Advisor Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

      Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the same Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of a Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Each of the Investor Trust and Advisor Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

      Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PORTFOLIO TRUST

      The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolios are separate series of the Portfolio Trust, which currently has six series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in each Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of their respective Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees believe that neither Fund nor their shareholders will be adversely affected by reason of the investment of all of its assets in the Portfolio.

OWNERSHIP OF THE FUNDS

      As of February 1, 2005, the following persons owned of record 5% or more of a Fund or class of shares:

                                                            PERCENT OF THE
                                                              CLASS TOTAL
                                                            ASSETS HELD BY
               FUND/CLASS                   NO. OF SHARES   THE SHAREHOLDER
----------------------------------------   --------------   ---------------
HSBC INVES TOR BOND FUND - CLASS A

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                 1,598,520.015        88.49%

HSBC BANK USA TTEE

PO BOX 1329
BUFFALO NY 142401329                          202,305.027        11.20%

HSBC INVESTOR BOND FUND - CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                   656,684.936        99.73%

HSBC INVESTOR BOND FUND - CLASS C

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                    38,638.151       100.00%

HSBC INVESTOR CA TAX-FREE MMKT-CLASS D

HSBC BANK USA

452 5TH AVE

ATTN DAVID MORRERO

NEW YORK NY 10018                          162,453,523.55       100.00%

HSBC INVESTOR CA TAX-FREE MMKT-CLASS Y
HSBC BANK USA
452 5TH AVE
ATTN KEVIN L PARKER
NEW YORK NY 10018                             2,422,913.4        54.61%
KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO NY 14240                             2,014,120.31        45.39%

HSBC INVESTOR FIXED INCOME FUND -CLASS Y

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO NY 142401329                        3,945,846.587        38.55%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                          3,758,339.795    36.71%

KINCO AND CO

ONE HANSON PLACE LOWER LEVEL
BROOKLYN NY 11243                       1,387,017.402    13.55%

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                              1,131,910.24    11.06%

HSBC INVESTOR FIXED INCOME LTD

C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN NY 11243                       1,131,716.545    72.40%

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018 127                           362,933.784    23.22%

HSBC INVESTOR FIXED INCOME LTD-A

HSBC INVESTMENTS
GLATEGNY ESPLANADE ST PETER PORT
PO BOX 671 REGENCY COURT
GUERNSEY GY1 3ST 256                       43,154.805    95.23%

HSBC INVESTOR FIXED INCOME LTD-B

BISYS FUND SERVICES
ATTN RAY RICE
3435 STELZER
COLUMBUS OH 43219                               6.725   100.00%

HSBC INVESTOR GROWTH & INCOME-CLASS A

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018
                                          118,575.987    71.25%
HSBC BANK USA TTEE

PO BOX 1329
BUFFALO NY 142401329                       25,595.073    15.38%

KINCO CO

PO BOX 1329
BUFFALO NY 142401329                       22,255.674    13.37%

HSBC INVESTOR GROWTH & INCOME-CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                               444,230.704999999       99.95%

HSBC INVESTOR GROWTH & INCOME-CLASS C

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                       4,689.843       98.61%

HSBC INVESTOR GROWTH & INCOME-CLASS Y

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO NY 142401329                          6,682,311.551       76.85%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                                 4,979,936.66       22.94%

HSBC INVESTOR GROWTH FUND CLASS A

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                   1,531,873.519       96.23%

HSBC INVESTOR GROWTH FUND CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                     114,970.995       99.58%

HSBC INVESTOR GROWTH FUND CLASS C

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                      25,069.341      100.00%

HSBC INVESTOR GROWTH FUND CLASS Y
HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                               605,604.922000001       38.97%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                                    445,614.3       28.68%

KINCO AND CO

ONE HANSON PLACE LOWER LEVEL
BROOKLYN NY 11243                               284,009.467       18.28%

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO NY 142401329                      218,753.187     14.08%

HSBC INVESTOR INT'L EQUITY LTD

C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN NY 11243                       1,639,215.204     88.05%

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018 046                           215,997.068     11.60%

HSBC INVESTOR INT'L EQUITY LTD-A

FIELD NOMINEE
65 FRONT STREET
ATTN SUSAN EDNEY
HAMILTON BERMUDA 020                      130,441.862    100.00%

HSBC INVESTOR INT'L EQUITY LTD-B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                       554     99.11%

HSBC INVESTOR INT'L EQUITY-CLASS Y

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO NY 142401329                    4,146,794.806     40.85%

C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN NY 11243                       3,457,806.467     34.06%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                          1,961,377.776     19.32%

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                               507,637.307      5.00%

HSBC INVESTOR LARGE CAP GRWTH EQTY LTD

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018 009                           673,691.286     53.61%

REPUBLIC NOMINEES LIMITED
HSBC REPUBLIC BANK GUERNSEY LTD
ST PETER PORT
RUE DU PRE
GUERNSEY CHANNEL ISLAND 205 GY1 1LU             500,000   39.79%

KINCO CO

PO BOX 1329
BUFFALO NY 142401329                         83,059.015    6.61%

HSBC INVESTOR LARGE CAP GRWTH EQTY LTD-A

FIELD NOMINEE
65 FRONT STREET
ATTN SUSAN EDNEY
HAMILTON BERMUDA 020                        268,708.212  100.00%

HSBC INVESTOR LARGE CAP GRWTH EQTY LTD-B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018 010                                37,653.9   99.97%

HSBC INVESTOR LARGE CAP VALUE EQTY LTD

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 212 10018                             529,661.091   48.06%

REPUBLIC NOMINEES LIMITED
HSBC REPUBLIC BANK GUERNSEY LTD
ST PETER PORT
RUE DU PRE
GUERNSEY CHANNEL ISLAND 205 GY1 1LU             500,000   45.37%

KINCO CO

PO BOX 1329
BUFFALO NY 142401329                         72,481.632    6.58%

HSBC INVESTOR LARGE CAP VALUE EQTY LTD-A

FIELD NOMINEE
65 FRONT STREET
ATTN SUSAN EDNEY
HAMILTON BERMUDA 020                        130,904.262   94.91%

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018 043                               7,003.133    5.08%

HSBC INVESTOR LARGE CAP VALUE EQTY LTD-B

BISYS FUND SERVICES
ATTN RAY RICE
3435 STELZER
COLUMBUS OH 43219                                10.07   100.00%

HSBC INVESTOR LIMITED MATURITY LTD

C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN NY 11243                        1,551,662.749    92.99%

HSBC BRASIL PREMIUM FUND LTD
ACTIV BALANCE BLUE CHIP
AV BRIG FARIA LIMA 3064-2ND FLOOR
SAOPAULO S P BRAZIL 024 01451-000          101,902.173     6.11%

HSBC INVESTOR LIMITED MATURITY LTD-A

FIELD NOMINEE
65 FRONT STREET
ATTN SUSAN EDNEY
HAMILTON BERMUDA 020                        57,101.659    94.84%

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018 043                              3,099.078     5.15%

HSBC INVESTOR LIMITED MATURITY LTD-B
HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018 090                              4,155.071    99.77%

HSBC INVESTOR LIMITED MATURITY-CLASS A

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                143,228.748    99.99%

HSBC INVESTOR LIMITED MATURITY-CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                 605,836.57    99.59%

HSBC INVESTOR LIMITED MATURITY-CLASS C

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                 62,480.268   100.00%

HSBC INVESTOR LIMITED MATURITY-CLASS Y

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                             1,197,695.569    39.42%

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO NY 142401329                       1,013,220.685    33.35%

C O HSBC BANK USA
PO BOX 1329
BUFFALO NY 142401329                         757,293.389    24.93%

HSBC INVESTOR MID-CAP FUND - CLASS A

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                  183,368.537    83.63%

HSBC BANK USA

PO BOX 1329
BUFFALO NY 142401329                          35,790.407    16.32%

HSBC INVESTOR MID-CAP FUND - CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                            836,535.098999999    99.77%

HSBC INVESTOR MID-CAP FUND - CLASS C

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                   11,380.555    99.99%

HSBC INVESTOR MID-CAP FUND - TRUST
HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO NY 142401329                      10,254,422.755    80.29%

C O HSBC BANK USA
PO BOX 1329
BUFFALO NY 142401329                       1,628,406.391    12.75%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                               879,274.742     6.88%

HSBC INVESTOR MONEY MARKET - CLASS I

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO NY 14240                           638,916,775.99        27.99%

CHICAGO MERCANTILE EXCHANGE INC
30 S WACKER DR
8 NORTH TREASURY
CHICAGO IL 60606                           246,358,632.67        10.79%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK NY 10018                          238,171,033.54        10.43%

ELECTRONIC DATA SYSTEMS CORPORATION
5400 LEGACY DR
ATTN DAVID L O'BRIEN ASSISTANT TREASURER
PLANO TX 75024                                200,000,000         8.76%

WPP GROUP US FINANCE CORP
125 PARK AVE
NEW YORK NY 10017                             144,000,000         6.31%

WOODLANDS INSURANCE COMPANY INC
ATTN ALYSSA BOWERS 5N-25
1 PEPSI WAY
SOMERS NY 10589                            118,406,678.32         5.19%

HSBC INVESTOR MONEY MARKET - CLASS Y

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO NY 142401329                       327,743,301.45        63.51%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                             139,222,226.43        26.98%

KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO NY 14240                             35,095,883.7         6.80%

HSBC INVESTOR MONEY MARKET - INVESTOR

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO NY 14240                           173,218,013.87        62.61%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK NY 10018                           95,693,331.22        34.59%

HSBC INVESTOR MONEY MARKET FUND-CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                     141,921.2       100.00%

HSBC INVESTOR MONEY MARKET FUND-CLASS C

HSBC BANK USA
452 5TH AVE
ATTN DAVID MORRERO
NEW YORK NY 10018                             165,675,092.92       100.00%

HSBC INVESTOR MONEY MARKET FUND-CLASS D

HSBC BANK USA TTEE

PO BOX 1329
BUFFALO NY 142401329                          679,988,261.34        72.78%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK NY 10018                              194,620,810.5        20.83%

HSBC INVESTOR NY TAX FREE MMKT-CLASS A

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO NY 14240                              111,742,592.53        52.86%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK NY 10018                              99,572,200.81        47.10%

HSBC INVESTOR NY TAX FREE MMKT-CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                       640,885.38       100.00%

HSBC INVESTOR NY TAX FREE MMKT-CLASS D

HSBC BANK USA
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK NY 10018                              73,403,218.17        49.47%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK NY 10018                              65,671,043.41        44.26%

KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO NY 14240                                9,183,516.68         6.19%

HSBC INVESTOR NY TAX FREE MMKT-CLASS Y

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO NY 14240                               80,245,777.73        58.44%

KINCO & COMPANY
PO BOX 1329
BUFFALO NY 14240                               43,445,515.12        31.64%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK NY 10018                              13,625,189.61         9.92%

HSBC INVESTOR NY TAX-FREE BOND -CLASS A

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                    3,050,951.212        98.37%

HSBC INVESTOR NY TAX-FREE BOND -CLASS C

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                      185,225.157       100.00%

HSBC INVESTOR NY TAX-FREE BOND -CLASS Y

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO NY 14240                                 981,867.268        58.13%

HSBC BANK USA
ONE HSBC CENTER 17TH FLOOR
BUFFALO NY 14203                                 556,678.453        32.96%

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                      133,383.041         7.90%

HSBC INVESTOR NY TAX-FREE BOND-CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                     1,504,069.54        99.04%

HSBC INVESTOR OPPORTUNITY FUND - CLASS A

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                    1,655,205.655        82.99%
STRAFE & CO
FAO EVELYN MENDELSSOHN TR FOR HM BAHL
PO BOX 160
WESTERVILLE OH 430860160                         250,230.463        12.55%

HSBC INVESTOR OPPORTUNITY FUND - CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                       439,937.97        99.48%

HSBC INVESTOR OPPORTUNITY FUND - CLASS C

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                       26,283.932        99.54%

HSBC INVESTOR OVERSEAS EQUITY - CLASS A

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                    1,398,104.798        96.02%

HSBC INVESTOR OVERSEAS EQUITY - CLASS B
HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                      164,792.811        99.84%

HSBC INVESTOR OVERSEAS EQUITY - CLASS C

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                        10,249.59       100.00%

HSBC INVESTOR SMALL CAP EQUITY LTD
KINCO AND CO

ONE HANSON PLACE LOWER LEVEL
BROOKLYN NY 11243                              1,758,763.531        89.34%

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018 127                                  199,961.932        10.16%

HSBC INVESTOR SMALL CAP EQUITY LTD-A

FIELD NOMINEE
65 FRONT STREET
ATTN SUSAN EDNEY
HAMILTON BERMUDA 020                             151,233.376        99.27%

HSBC INVESTOR SMALL CAP EQUITY LTD-B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018 010                                    2,248.906        99.81%

HSBC INVESTOR SMALL CAP EQUITY-CLASS Y

C O HSBC BANK USA
ONE HANSON PLACE
BROOKLYN NY 11243                              7,482,340.261        46.16%

HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO NY 142401329                           5,367,306.148        33.11%

VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                                 1,564,486.655         9.65%

HSBC INVESTOR TAX-FREE MMKT FUND CLASS D

KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO NY 14240                                2,362,633.46        92.05%

HSBC BANK USA
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK NY 10018                                 204,136.94         7.95%

HSBC INVESTOR TAX-FREE MMKT FUND CLASS Y

KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO NY 14240                               17,986,605.23        99.97%

HSBC INVESTOR US GOVT MONEY MKT-CLASS A

HSBC BANK USA
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK NY 10018                             581,115,501.33        87.74%

HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK NY 10018                              63,962,634.15         9.66%

HSBC INVESTOR US GOVT MONEY MKT-CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                        17,023.14       100.00%

HSBC INVESTOR US GOVT MONEY MKT-CLASS D

HSBC BANK USA TTEE

PO BOX 1329
BUFFALO NY 142401329                          465,783,433.61        93.82%
                                              --------------        -----

HSBC INVESTOR US GOVT MONEY MKT-CLASS Y

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO NY 14240                              388,380,476.98        93.46%
                                              --------------        -----

KINCO & COMPANY
PO BOX 1329
BUFFALO NY 14240                               22,986,682.87         5.53%
                                               -------------         ----

HSBC INVESTOR US TREAS MMKT FUND-CLASS A

HSBC BANK USA
452 5TH AVE
ATTN DAVID MARRERO
NEW YORK NY 10018                              89,328,564.16        99.29%
                                               -------------        -----

HSBC INVESTOR US TREAS MMKT FUND-CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                        38,253.37        99.97%
                                                   ---------        -----

HSBC INVESTOR US TREAS MMKT FUND-CLASS C

BISYS FUND SERVICES OHIO INC
3435 STELZER RD
ATTN RAY RICE
COLUMBUS OH 43219                                         10       100.00%
                                                          --       ------

HSBC INVESTOR US TREAS MMKT FUND-CLASS D

KINCO AND CO
PO BOX 1329
C/O HSBC BANK USA
BUFFALO NY 14240                              162,928,645.05        67.26%
                                              --------------        -----

HSBC BANK USA
ONE HSBC CENTER 17TH FL
BUFFALO NY 14240                               77,872,607.58        32.15%
                                               -------------        -----
HSBC INVESTOR US TREAS MMKT FUND-CLASS I

MID STATE MANAGEMENT CORP.
97-77 QUEENS BOULEVARD
REGO PARK NY 11374                                30,000,000       100.00%
                                                  ----------       ------
HSBC INVESTOR US TREAS MMKT FUND-CLASS Y

HSBC BANK USA TTEE

P O BOX 1329
BUFFALO NY 142401329                           94,654,731.37        90.68%
                                               -------------        -----
HSBC BROKERAGE USA INC
452 FIFTH AVE
NEW YORK NY 10018                               9,725,924.27         9.32%
                                                ------------         ----
HSBC INVESTOR VALUE FUND CLASS A

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                    1,610,851.991        95.54%
                                               -------------        -----
HSBC INVESTOR VALUE FUND CLASS B

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                      150,171.501        99.59%
                                                 -----------        -----
HSBC INVESTOR VALUE FUND CLASS C

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                       30,719.477       100.00%
                                                  ----------       ------
HSBC INVESTOR VALUE FUND CLASS Y

HSBC SECURITIES USA INC

452 FIFTH AVENUE
NY NY 10018                                      651,031.926        34.87%
                                                 -----------        -----
VANGUARD FIDUCIARY TRUST COMPANY
HSBC INVESTOR FUNDS
400 DEVON PARK DRIVE
WAYNE PA 19087                                   602,634.217        32.27%
                                                 -----------        -----
KINCO AND CO

ONE HANSON PLACE LOWER LEVEL
BROOKLYN NY 11243                                368,297.049        19.72%
                                                 -----------        -----
HSBC BANK USA
HSBC BANK USA PLAN
P O BOX 1329
BUFFALO NY 142401329                             245,269.782        13.14%
                                                 -----------        -----

                                    TAXATION

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

      The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

      If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits.

      As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

THE PORTFOLIOS

      Each Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's income and assets.

DISTRIBUTIONS IN GENERAL

      Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

      Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15%. These rates do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions form Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies (the rules governing foreign personal holding companies and foreign investment companies have been repealed for foreign corporations' tax years beginning after December 31, 2004.), and passive foreign investment companies are not treated as "qualified foreign corporations."

      The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are subject to a maximum federal income tax rate of 15% under current law. Net capital gains from assets held for one year or less will be taxed as ordinary income.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

      If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

TAX-EXEMPT INCOME (NEW YORK TAX-FREE BOND FUND)

      The Fund intend to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Such dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

      Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" generally includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

      Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's Adviser attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

DISPOSITIONS

      Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than 12 months, the maximum current federal income tax rate is 15%. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from a Fund are designated as exempt-interest dividends. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

      If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

      The Funds generally will be required to withhold federal income tax at a rate of 28% (in 2005) ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

      Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Subject to certain limitations, dividends payable to certain non-U.S. shareholders will be exempt from withholding of U.S. tax through 2007 to the extent such dividends are attributable to interest or short-term capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

FUND INVESTMENTS

      Market Discount. If the Portfolio purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount not previously taken into account."

      Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

      Options Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

      Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

      Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Portfolio are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Portfolio, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

      Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

      Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

      Alternative Minimum Tax. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

      All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Funds will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

      Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exe mpt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

      The Advisor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1999.

      The Investor Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Investor Trust was "Fund Trust". Prior to April 12, 2001, the name of the Investor Trust was Republic Funds.

      The capitalization of each of the Investor Trust and Advisor Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trusts for the fiscal year ending October 31, 2005. KPMG LLP will audit each Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG LLP's address is 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215.

COUNSEL

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trusts, and also acts as counsel to the Trusts.

CODE OF ETHICS

      Each Trust, the Adviser, the Sub-Advisers and BISYS each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and BISYS from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectus do not contain all the information included in each Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

      Each Fund's current audited financial statements (and the audited financial statements of the corresponding Portfolios) dated October 31, 2004 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2004 as filed with the Securities and Exchange Commission. Copies of the report will be provided without charge to each person receiving this Statement of Additional Information.

SHAREHOLDER INQUIRIES

      All shareholder inquiries should be directed to the Trusts, P.O. Box 182845, Columbus, Ohio 43218-2845.

          GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA An obligation rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A An obligation rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB An obligation rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB An obligation rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus (+) or   The ratings from `AA' to `BB' may be modified by the addition of a plus or minus sign to show relative standing within
  Minus (-)   he major rating categories.

Corporate and Municipal Notes

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3          Speculative capacity to pay principal and interest.

Note: A S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

AI              Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., `AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., `SP-1+/A-1+).

MOODY'S INVESTORS SERVICE

U.S. Municipal Bonds

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/        This designation denotes superior credit quality. Excellent
VMIG1         protection is afforded by established cash flows, highly
              1reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/        This designation denotes strong credit quality. Margins of
VMIG 2        protection are ample, although not as large as in the preceding group.

MIG 3/        This designation denotes acceptable credit quality.
VMIG 3        Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer's specific structural or credit features.

Commercial Paper

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  Leading market positions in well established industries.

                  High rates of return on funds employed.

                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime     Issuers rated "Not Prime" do not fall within any of the
              Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes U.S. Public Finance securities)

AAA Highest credit quality. `AAA' denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. Single `A' rating denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or   Plus and minus signs may be appended to denote relative status
Minus (-)     within major ratings categories. Plus and minus signs, however, are not added to the `AAA' category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2 Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or F-1" ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus (+) The plus sign may be appended to a `F-1' category to denote relative status within the category.

Variable Rate Demand Obligations

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as `AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

                                   APPENDIX B

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

      Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

      The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

      Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

      1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

      2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

      3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

      4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

      Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

      The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Standard & Poor's Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX C

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

      The Trust intends to invest a high proportion of the New York Tax-Free Money Market Fund's assets in New York municipal obligations. The summary set forth above is included for the purposes of providing a general description of New York State and New York City credit and financial conditions, and does not purport to be complete. The information is derived from sources that are generally available to investors, and such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the accuracy or completeness of such information, and such information will not be updated during the year. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out- of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality municipal obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York municipal obligations.

      Subject to the fundamental policy, the New York Tax-Free Money Market Fund may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the New York Tax-Free Money Market Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above.

      New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. Recurrence of such financial difficulties could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further.

      Recent above-trend national growth rates have helped to buttress the New York State economy. New York State is estimated to have emerged from the recession in the summer of 2003. The New York City economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where New York City's job base was in decline. The continued strengthening of the New York State economy will help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening.

      The State has for many years imposed a very high, relative to other states, state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York's economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State's income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

      The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

      As of July 9, 2004, S&P had given New York State's general obligation bonds a rating of AA, Moody's had given the State's general obligation bonds a rating of A2 and Fitch had given the bonds a rating of AA-. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the New York Tax-Free Money Market Fund invests.

      For further information concerning New York Obligations, see the Annual Information Statement (AIS), and any updates and supplements thereto. A copy of the AIS (and any updates and supplements thereto), is available on the New York Division of the Budget's ("DOB") internet website (http://www.budget.state.ny.us/) or by contacting the New York Division of the Budget. New York State's Financial Plan, including the economic forecast for calendar years

      2004 and 2004, detailed forecasts for New York State receipts, and the proposed Capital Program and Financing Plan for the 2004-2005 through 2008-09 fiscal years are available on the New York State Division of the Budget's website at www.budget.state.ny.us. In addition to this information, the Office of the State Comptroller prepares the State's annual financial statements and comprehensive annual financial report. Copies of both documents may be obtained by contacting the Office of the State Comptroller, or on their website at www.osc.state.ny.us.

                                   APPENDIX D

                               HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST
              HSBC INVESTOR PORTFOLIOS (COLLECTIVELY, THE "TRUST")

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust delegates the authority to vote proxies related to portfolio securities of each series (the "Funds") of the Trust to HSBC Asset Management (Americas) Inc. ("HSBC"), which in turn delegates proxy voting authority for some Funds of the Trust to a Sub-Adviser(2) retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the "Board") adopt the proxy voting policies and procedures of HSBC and the Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

The Board will provide the Trust's consent to vote in matters where HSBC or a Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

------------

(2) The Bernstein Unit of Alliance Capital Management L.P., NWQ Investment Management Company, LLC, Waddell & Reed Investment Management Company, and Westfield Capital Management, LLC (collectively, the "Sub-Advisers").

                                   APPENDIX E

           HSBC ASSET MANAGEMENT (AMERICAS) INC., PROXY VOTING POLICY

                       PROXY VOTING POLICY AND PROCEDURES

The purpose of these proxy voting procedures is to insure that HSBC Investments
(USA) Inc., as a fiduciary under common law, the Investment Advisors Act of 1940, as amended, and the Employee Retirement Income Securities Act, as amended, fulfills its responsibility to its clients in connection with the analysis of proposals submitted by management, and others, to shareholders for approval and properly executes and delivers proxy ballots in connection therewith.

As long as there is no provision to the contrary in the Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by the Manager to be an integral part of the Manager's investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered a plan asset.

Certain portfolios ("Fund of Funds") primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles ("Sub-Funds") which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

PROXY VOTING POLICY

It is the policy of HSBC Investments (USA) Inc. to vote all proxies for the exclusive benefit of the accounts whose assets we manage. In most, if not all, cases this will mean that the proposals which maximize the value of the securities which we hold will be approved without regard to non-economic considerations. However, we recognize that our performance as a fiduciary will be measured, not by the performance of any single investment, but by our overall performance as a "prudent man".

HSBC Investments (USA) Inc. will generally not favor proposals which are designed to make it difficult for a company to be acquired or which have a tendency to entrench current management at the expense of securities holders. Therefore, HSBC Investments (USA) Inc. will generally vote against proposals concerning instituting "poison pills", classified boards of directors, blank check preferred stock, unequal voting rights, elimination of shareholder action by written consent, prohibition of shareholder special meetings, granting stock options at less that fair market value, exchanging underwater stock options, and the pyramiding of stock options by management. Super majority proposals will be evaluated on a case-by-case basis, as will increases in authorized common stock, anti-greenmail provisions, re-incorporation or re-organization proposals and acceleration of options vesting upon change of control.

In the above-indicated situations and those of similar import to shareholders, the designated portfolio manager/analyst responsible for making the decision on how securities will be voted will make a written record of his rationale for voting and will be responsible for maintaining adequate documentation concerning his review of the indicated proposal(s). It is the responsibility of the designated portfolio manager/analyst to make a written record of any contact during the proxy voting period with any proponents or opponents of propositions and to keep these records with the retained proxy statements. Prior to the execution of the proxy in contested or controversial situations, the President of HSBC Asset Management (Americas) Inc. will be consulted concerning the vote and will have the final authority over the voting on such proposals.

Appropriate instructions will then be forwarded to the proxy control designee who will ensure that the proxy cards for the particular solicitation are properly completed, the proper notation of votes is made in our client records and the proxy ballots(s) are forwarded back to the proxy tallying company in a timely fashion.

NEW ACCOUNT PROCEDURES

All new accounts will be forwarded a copy of the standard Investment Management Agreement, which will contain a paragraph affording the client the opportunity to affirmatively convey the authority to vote proxies to HSBC Asset Management (Americas) Inc. Should a client wish to withhold proxy voting authority, the client should be instructed to strike out the applicable paragraph and to initial that change on the contract. In the event that the client presents HSBC Asset Management (Americas) Inc. with a standard form of management agreement which the client prefers to use, the agreement will be checked to ensure that it contains language similar to our standard contractual language on proxy voting and if it does not, that omission will be brought to the attention of the client. In the event that the client refuses to amend their agreement to reflect an election concerning proxy voting, we will forward to the client a separate document with the paperwork for the account on which the client will be asked to make an election in connection with proxy voting.

Upon return of the executed agreement the client records in the administrative database will be coded to reflect the client's delegation of voting authority or the withholding thereof. This coding will also assist in the periodic reporting of the firm's positions in connection with Section 13 of the Securities Exchange Act of 1934. In the event that the proxy voting authority is conveyed to the investment manager, the manager will immediately notify, in writing, the fund custodian and instruct the custodian to immediately execute any proxy cards received as a result of client securities holdings, as the custodian will be in most, if not all, cases the record owner, and to forward such executed cards to the investment manager for the final election and submission to the proxy tallying company. The record of the custodian notification will be kept in the client's contract file.

PROXY HANDLING PROCEDURES

All proxy statements and proxy cards received by the mailroom will immediately be forwarded to the proxy control designee who has been designated to receive such materials. This material will immediately be logged in and a record will be made of the proposals, in abbreviated form, contained in the proxy statement. The position of all clients as of the record date will immediately be ascertained as will the total amount of shares over which the manager has discretionary authority. The proxy statement, ballot and tally of shares to be voted will be forwarded to the portfolio manager/analyst who will be responsible for evaluating and voting on all proposals. Proxy material containing only non-contested, non-controversial proposals will immediately be voted as the portfolio manager/analyst sees fit, the material will be returned to the proxy control designee, who will check to ensure that the proxy card has been properly executed and then return the executed proxy card to the proxy tallying company. The proxy statement, a copy of the proxy ballet and any other material generated in connection with proxy voting will be maintained in a central file, and all such material will be retained for at least one year.

                                   APPENDIX F
                      WEBTFIELD CAPITAL MANAGEMENT COMPANY
                               PROXY VOTING POLICY

XVII. PROXY VOTING POLICY & GUIDELINES

   I. PROXY VOTING POLICY

      A. POLICY STATEMENT AND INTRODUCTION. Westfield will offer to vote proxies for all accounts. Many of Westfield's investment management clients have delegated to Westfield the authority to vote proxies for shares in the client accounts we manage. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value. Westfield will vote proxies and maintain records of voting of shares for which Westfield has proxy-voting authority in accordance with its fiduciary obligations and applicable law.

         This Policy covers all accounts for which Westfield has proxy voting authority which are primarily US separately managed individual and institutional accounts. In addition, these accounts include mutual funds in which Westfield serves as sub-adviser as well as limited partnerships managed by Westfield.

      B. PROXY COMMITTEE. Westfield has a Proxy Committee composed of individuals from the investment committee, operations staff and compliance department. The Board of Directors will appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

         1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

         2  considers special proxy issues as they may from time to time arise.

         As of the date of this manual, the following members of Westfield will serve on the Proxy Committee:

                  William A. Muggia
                  Chief Investment Officer, Portfolio Manager

                  Karen A. DiGravio
                  Chief Financial Officer, CCO

                  Caryl D. Marchi
                  Assistant Vice President & Operations Manager

                  Zureen Khairuddin
                  Portfolio Administrator, Proxy Manager

                  Arthur J. Bauernfeind
                  Chairman & Chief Executive Officer

      C. PROXY VOTING ADMINISTRATION. Westfield's Operations Manager and Proxy Manager, under supervision of the Proxy Committee, have the following duties:

         1. annually prepare the Proxy Guidelines with the CCO and distribute them to the Proxy Committee for review.

         2. coordinate the Proxy Committee's review of any new or unusual proxy issues.

         3. manage the process of referring issues to portfolio managers for voting instructions.

         4. oversee the work of ADP ProxyEdge, which is engaged to process proxy votes.

         5. coordinate responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from IRRC and forwarding information to investment professionals prepared by other areas at Westfield.

         6. maintain required records of proxy votes on behalf of the appropriate Westfield client accounts.

         7. prepare and distribute reports required by Westfield clients.

      D. PROXY VOTING GUIDELINES. Westfield maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. On a daily basis, the Proxy Manager reviews the guidelines and IRRC research. The proxies are then reviewed and approved in writing by Operations Manager.

         Westfield will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

         1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so.

         2. For clients with plan assets subject to ERISA, under rules of the U.
            S. Department of Labor ("DOL") Westfield may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Westfield's regular proxy voting guidelines. However, when in Westfield's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Westfield will not vote in accordance with those guidelines. For clients not subject to ERISA, Westfield may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Committee and the Compliance Officer.

      E. PROXY VOTING REFERRALS. Under the Guidelines, certain proxy matters will be referred to the Investment Committee. Normally specific referral items will be referred to the portfolio manager or analyst using the attached Proxy Voting Recommendation Form. The Proxy Voting Recommendation Form contains (1) a field that will be used by the member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio manager may have had with any Westfield employee outside Westfield's Investment Committee or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

         The portfolio manager or analyst who has been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form the form will be reviewed by the Proxy Manager to be sure it has been completed correctly. If not, the Proxy Manager will follow up with representatives of the Investment Committee and Proxy Voting Committee to be sure the form is completed correctly.

      F. CONFLICTS OF INTEREST. A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Westfield. For example, Westfield could manage a defined benefit or defined contribution pension plan for the issuer. Westfield's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

         1. The Proxy Committee is composed of professionals on the Investment Committee. Proxy administration is in the Operations, Investment and Compliance Department. Neither the Investment Committee nor the Compliance Department report to Westfield's marketing business.

         2. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

         3. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Westfield business relationships maintained by the Compliance Department for potential material business relationship (i.e. conflicts of interest). If the issuer of the proxy is on the list of Westfield business relationships, the Westfield

            Proxy Manager will confer with the Proxy Committee prior to voting. In addition, for referrals involving Westfield sub-advised mutual funds, the Proxy Manager will fill out attached Proxy Voting Disclosure Form.

            Westfield's Proxy Voting Guidelines may only be overridden with the written recommendation of the Board of Directors and Compliance Department concurrently.

      G. RECORDKEEPING. The Proxy Manager, in conjunction with the Operations Manager, will retain copies of the following books and records. Original Policies & Procedures will be kept with the Compliance Officer.

         1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

         2. A copy of each proxy statement received with respect to securities in client accounts;

         3. Records of each vote cast for each client;

         4. Internal documents generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.

         5. Written reports to clients on proxy voting and of all client requests for information and Westfield's response.

         All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

II. PROXY VOTING GUIDELINES. The proxy voting guidelines below summarize Westfield's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service [name of provider] is instructed to vote all proxies relating to client portfolio securities on a case-by-case basis and within these guidelines, except as otherwise instructed by the Proxy Manager.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

      A. BOARD-APPROVED PROPOSALS. Proxies will be voted FOR board-approved proposals, except as follows:

         1. MATTERS RELATING TO THE BOARD OF DIRECTORS. The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

            Westfield will withhold votes for the entire board of directors if

            - The board does not have a majority of independent directors; or

            - The board does not have nominating, audit and compensation committees composed solely of independent directors.

         For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Westfield may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.

            Westfield will vote on a CASE-BY-CASE BASIS in contested elections of directors.

            Westfield will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

            Westfield will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

         Westfield is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Westfield may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

            Westfield will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

            Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Westfield may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

            Westfield will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

      B. EXECUTIVE COMPENSATION. Westfield will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to executive compensation, except as follows:

         Westfield will vote AGAINST stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

         Westfield will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

         Except where Westfield is otherwise withholding votes for the entire board of directors, Westfield will vote FOR employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

         Westfield may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Westfield will consider whether the proposal has been approved by an independent compensation committee of the board.

      C. CAPITALIZATION. Westfield will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization.

         Westfield will vote FOR proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

         Westfield will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

         Westfield will vote FOR proposals authorizing share repurchase programs.

      D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER TRANSACTIONS.

         Westfield will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, and reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

            Westfield will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

      E. ANTI-TAKEOVER MEASURES. Westfield will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

            Westfield will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

            Westfield will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price provisions.

      F. OTHER BUSINESS MATTERS. Westfield will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

            Westfield will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

            Westfield will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

III. SHAREHOLDER PROPOSALS. Westfield will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

      Westfield will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

      Westfield will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

      Westfield will vote FOR shareholder proposals that are consistent with Westfield's proxy voting guidelines for board-approved proposals.

IV. VOTING SHARES OF NON US ISSUERS. Westfield recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Westfield believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Westfield will vote proxies of non US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:

      Westfield will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

      Westfield will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

      Westfield will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

      Westfield will vote on CASE-BY-CASE BASIS on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

      (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

      (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

      (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Westfield is not authorized to deliver this information or sign the relevant documents.

Westfield's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share-blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Westfield will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

                                   APPENDIX G

                                                                    OCTOBER 2004

                        ALLIANCE CAPITAL MANAGEMENT L.P.

              STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial nonaudit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate antitakeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                                   APPENDIX H

                     NWQ INVESTMENT MANAGEMENT COMPANY, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

1. Application; General Principles

      1.1 These Proxy Voting Policies and Procedures apply to securities held in client accounts as to which NWQ Investment Management Company, LLC ("WQ") has voting authority, directly or indirectly. Indirect voting authority exists where NWQ's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

      1.2 NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ.

2.  Voting; Procedures

      2.1 To provide centralized management of the proxy voting process, NWQ shall establish a Proxy Voting Committee.

            2.1.1 The Proxy Voting Committee shall be comprised of at least the following persons: one senior portfolio manager and the Compliance Director.

            2.1.2 The Proxy Voting Committee shall:

                  - supervise the proxy voting process, including the identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned by or on behalf of such clients;

                  - determine how to vote proxies relating to issues not covered by these Policies and Procedures; and

                  - determine when NWQ may deviate from these Policies and Procedures.

      2.2 Unless the Proxy Voting Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Proxy Voting Committee shall cause proxies to be voted in a manner consistent with the proxy voting guidelines established by Institutional Shareholder Services, Inc.(SM) ("ISS Guidelines") or with the AFL-CIO Guidelines if selected by the client in writing, attached respectively as Exhibits A and B hereto and incorporated herein by reference, (hereafter both the ISS Guidelines and AFL-CIO Guidelines are together referred to as "Voting Guidelines").

            2.2.1 Where any material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Proxy Voting Committee shall cause proxies to be voted in accordance with the Voting Guidelines.

            2.2.2 For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee. The Proxy Voting Committee's determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Fund's Board or its designated committee.

            2.2.3 For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Proxy Voting Committee shall disclose the conflict to the client and advise the client that its securities will be voted only upon the client's written direction.

            2.3 NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

            2.31 Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NWQ may decide, on an individual security basis, that it is in the best interests of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity.

            2.32 To the extent that NWQ receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ's interest in maximizing the value of client investments. NWQ may consider an institutional client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the guidelines below.

            2.33 In addition, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or, (b) in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

3.  Conflicts of Interest

      3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies and Procedures:

            3.1.1 The issuer is a client of NWQ.

            3.1.2 The issuer is an entity in which a member of the Executive Committee or Proxy Committee of NWQ or a relative(1) of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $1,000 from the issuer during NWQ's last three fiscal years, other than the receipt of interest, dividends, capital gains or proceeds from an insurance company for a claim.

            3.1.3 The matter under consideration could reasonably be expected to result in a financial benefit to NWQ of at least $10,000 through the end of NWQ's next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by NWQ or an affiliate).

            3.1.4 Another client or prospective client of NWQ, directly or indirectly, conditions future engagement of NWQ on voting proxies in respect of any client's securities on a particular matter in a particular way.

            3.1.5 Any other circumstance where NWQ's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

            3.1.6 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

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(1) For the purposes of these Guidelines, "relative" includes the following family members: spouse, minor children or stepchildren.

            3.1.7 Notwithstanding the foregoing, in its process of determining whether there are material conflicts of interest, NWQ does not consider information about the business arrangements of its affiliates or their officers and directors.

4.  Recordkeeping and Retention

      4.1 NWQ shall retain records relating to the voting of proxies, including:

      4.1.1 Copies of these Policies and Procedures and any amendments thereto.

            4.1.2 A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission ("Proxy Statement") that NWQ receives regarding client securities.

            4.1.3 Records of each vote cast by NWQ on behalf of clients; these records may be maintained on an aggregate basis.

            4.1.4 A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

            4.1.5 A copy of each written request for information on how NWQ voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how NWQ voted.

      4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ.

      4.3 NWQ may rely on Proxy Statements filed on the SEC's EDGAR system or on Proxy Statements and records of votes cast by NWQ maintained by a third party, such as a proxy voting service. Adopted: June 24, 2003

                                    EXHIBIT A

                       ISS PROXY VOTING GUIDELINES SUMMARY

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

      - Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

      -     Majority of independent directors on board

      -     All-independent key committees

      -     Committee chairpersons nominated by the independent directors

      - CEO performance reviewed annually by a committee of outside directors

      -     Established governance guidelines

      -     Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      - Long-term financial performance of the target company relative to its industry; management's track record

      -     Background to the proxy contest

      -     Qualifications of director nominees (both slates)

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives

      -     Control issues

      -     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      - Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spin-off

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      -     Cash compensation, and

      -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      -     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      -     VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

      -     Whether the proposal mandates that all awards be performance-based

      - Whether the proposal extends beyond executive awards to those of lower-ranking employees

      - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

      - The parachute should be less attractive than an ongoing employment opportunity with the firm

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

      -     The costs and feasibility of labeling and/or phasing out

      - The nature of the company's business and the proportion of it affected by the proposal

      - The proportion of company sales in markets requiring labeling or GMO-free products

      -     The extent that peer companies label or have eliminated GMOs

      - Competitive benefits, such as expected increases in consumer demand for the company's products

      - The risks of misleading consumers without federally mandated, standardized labeling

      -     Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      -     The extent that peer companies have eliminated GMOs

      - The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

      - Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

      - The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      - Whether the company has adequately disclosed the financial risks of its subprime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      -     The risk of any health-related liabilities.

Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

      -     The percentage of the company's business affected

      - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

      -     The percentage of the company's business affected

      -     The feasibility of a spin-off

      - Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

      -     Whether there are publicly available environmental impact reports;

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

      -     The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      -     The company's level of disclosure lags that of its competitors, or

      - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      - The nature of the company's business and the percentage affected o The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      -     The nature of the company's business and the percentage affected

      - The extent that peer companies are switching from fossil fuels to cleaner sources

      -     The timetable and specific action prescribed by the proposal

      -     The costs of implementation

      -     The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay

      - Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved

      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

      -     The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination

      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      -     The percentage of revenue derived from cluster bomb manufacture

      -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      -     The information is already publicly available or

    -       The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

      -     Existence of nominating committee

      -     Use of outside search firm

      -     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

      - Whether the company's EEO policy is already in compliance with federal, state and local laws

      - Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

      -     The industry norm for including sexual orientation in EEO statements

      - Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

      -     Board structure

      -     Director independence and qualifications

      -     Attendance at board and committee meetings.

Votes should be withheld from directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

      - Ignore a shareholder proposal that is approved by a majority of shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Are interested directors and sit on the audit or nominating committee, or

      - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance as a closed-end fund

      -     Market in which the fund invests

      -     Measures taken by the board to address the discount

      -     Past shareholder activism, board activity

      -     Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Past performance relative to its peers

      -     Market in which fund invests

      -     Measures taken by the board to address the issues

      - Past shareholder activism, board activity, and votes on related proposals

      -     Strategy of the incumbents versus the dissidents

      -     Independence of directors

      -     Experience and skills of director candidates

      -     Governance profile of the company

      -     Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Proposed and current fee schedules

      -     Fund category/investment objective

      -     Performance benchmarks

      -     Share price performance compared to peers

      -     Resulting fees relative to peers

      -     Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Stated specific financing purpose

      -     Possible dilution for common shares

      -     Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Regulatory developments

      -     Current and potential returns

      -     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

      -     The fund's target investments

      -     The reasons given by the fund for the change

      -     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Political/economic changes in the target market

      -     Consolidation in the target market

      -     Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Potential competitiveness

      -     Current and potential returns

      -     Risk of concentration

      -     Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Strategies employed to salvage the company

      -     The fund's past performance

      -     Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     The degree of change implied by the proposal

      -     The efficiencies that could result

      -     The state of incorporation

      -     Regulatory standards and implications.

Vote AGAINST any of the following changes:

      - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

      - Removal of shareholder approval requirement for amendments to the new declaration of trust

      - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

      - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

      - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

      - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

      -     Regulations of both states

      -     Required fundamental policies of both states

      -     Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Fees charged to comparably sized funds with similar objectives

      -     The proposed distributor's reputation and past performance

      -     The competitiveness of the fund in the industry

      -     Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

      -     Resulting fee structure

      -     Performance of both funds

      -     Continuity of management personnel

      - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

      -     Performance of the fund's NAV

      -     The fund's history of shareholder relations

      -     The performance of other funds under the advisor's management.

                                    EXHIBIT B

                           Proxy Voter Services (PVS)

                U.S. PROXY VOTING POLICY STATEMENT & GUIDELINES

                            U.S. Proxy Voting Policy
                            Statement and Guidelines

a) Fifth Edition, January 2003

Copyright (C) 2003 by Proxy Voter Services (PVS), a division of Institutional Shareholder Services (ISS Inc.) Persons receiving this Exhibit B are requested not to disseminate it to any third party.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

                            PROXY VOTER SERVICES/ISS
                          2099 GAITHER ROAD, SUITE 501
                            ROCKVILLE, MD 20850-4045

                                TABLE OF CONTENTS

POLICY STATEMENT AND GUIDELINES
BOARD OF DIRECTORS
PROXY CONTEST DEFENSES
AUDITORS
MERGERS AND ACQUISITIONS
SHAREHOLDER RIGHTS
CAPITAL STRUCTURE
EXECUTIVE AND DIRECTOR COMPENSATION
STATE OF INCORPORATION
CORPORATE RESPONSIBILITY & ACCOUNTABILITY
SOCIAL ENVIRONMENTAL AND SUSTAINABLE ISSUES

                  PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. PVS is a registered investment adviser under the Investment Advisor Act of 1940.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a CASE-BY-CASE basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made.

                               BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself."

PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes concerning the entire board of directors are examined using the following five factors:

      - Poor long-term corporate performance record relative to its peer index and S&P 500;

      - Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

      -     Diversity of board;

      - Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

      - Failure of the board to properly respond to majority votes on shareholder proposals.

Votes on individual director nominees are made on a CASE-BY-CASE basis. Votes on individual directors are examined using the following eight factors:

      - Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

      - Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

      - Failure to establish any key board committees (i.e. audit, compensation, or nominating);

      - Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

      -     Chapter 7 bankruptcy, SEC violations, and criminal investigations;

      -     Interlocking directorships;

      - Performance of compensation committee members related to egregious executive compensation; and

      - Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's historical track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

      -     Equity ownership positions; and

      -     Total impact on all stakeholders.

CEO SERVING AS CHAIRMAN

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases (and indeed, using a case-by-case review of circumstances, there may be worthy exceptions). But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly 60 percent of companies in both the S&P 500 and Russell 3000 fall into this category.

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders.(2) In the past, we have supported shareholder proposals calling to separate the positions of CEO and chairman. Our revised policy(3) is based upon this very principle and is merely an extension of this tenet of sound corporate governance.

      - Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company.

      - Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

      - Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

INDEPENDENT DIRECTORS

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

      - Generally support shareholder proposals that request that the board be comprised of a majority of independent directors.

      - Vote FOR shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively.

      -     Vote AGAINST boards with a majority insider board composition.

DIRECTOR DIVERSITY

We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

      - Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

      -     Support endorsement of a policy of board inclusiveness.

      - Support reporting to shareholders on a company's efforts to increase diversity on their boards.

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(2) Recent notable bankruptcies with joint chairman/CEOs include: John Rigas at Adelphia, Ken Lay at Enron, Dennis Kozlowski at Tyco, and Linda Wachner at Warnaco.

(3) New PVS policy implemented October 1, 2002.

STOCK OWNERSHIP REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

      - Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

BOARD STRUCTURE

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

      -     Vote AGAINST classified boards when the issue comes up for vote.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule.

      - Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding -- the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

      - Vote AGAINST proposals to eliminate cumulative voting. o Vote FOR proposals to permit cumulative voting.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

      - Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

      - Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification.

      - Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                             PROXY CONTEST DEFENSES

POISON PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

      - Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

      - Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

      - Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

      - Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

      - Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders.

      - Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

      - Vote AGAINST proposals that provide that directors may be removed only for cause.

      - Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause.

      - Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies.

      - Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

      -     Vote FOR proposals that seek to fix the size of the board.

      - Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                    AUDITORS

AUDITOR RATIFICATION

The ratification of auditors is an important component of good governance. The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company/auditor relationship is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor.

      - Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: i) an auditor has a financial interest in or association with the company, and is therefore not independent; or
            ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

      - Vote AGAINST proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees.

      - WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees.

      - Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor.

                            MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

      -     Impact of the merger on shareholder value;

      - Anticipated financial and operating benefits realizable through combined synergies;

      -     Offer price (cost vs. premium).

      -     Financial viability of the combined companies as a single entity;

      - Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;

      -     Fairness opinion (or lack thereof);

      - Changes in corporate governance and their impact on shareholder rights; and

      -     Impact on community stakeholders and employees in both workforces.

FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises -- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that -- absent of board or shareholder approval of the acquisition -- the bidder must pay the remaining shareholders the same price for their shares that brought control.

      - Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

      - Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

CORPORATE RESTRUCTURING

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

      - Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name in all instances if proposed and supported by management.

                               SHAREHOLDER RIGHTS

CONFIDENTIAL VOTING

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

      - Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

      - Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

      - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

      - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      - Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL ACCESS

The process for electing directors can be improved since a company currently nominates for election only one candidate for each board seat, leaving shareholders with no practical choice in most director elections. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The current system is that of a truly limited democracy, whereby voters are not given a choice of multiple candidates for each directorship, but are only allowed to register their approval or disapproval of one candidate for each director's seat. The only way to register dissent about a given candidate is to withhold support from that nominee. Truly democratic director elections should offer a choice, thereby allowing a far healthier and more rigorous shareholder evaluation and debate about which specific nominees are best qualified. A more open and rigorous election process would give shareholders an actual choice and give them far greater say in choosing the directors most able to represent their interests.

      - Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

      - Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

      - Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

      - Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      - Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

      - Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

      - Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      - Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

      - Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

      - Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security which has certain features similar to debt instruments -- such as fixed dividend payments and seniority of claims to common stock -- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

      - Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

      - Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights.

      - Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase.

      - Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

      - Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

      - Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

      - Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

      - Change in Control: Will the transaction result in a change-in-control of the company?

      - Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

      - Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

                       EXECUTIVE AND DIRECTOR COMPENSATION

STOCK OPTION PLANS

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. PVS supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper together. Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

PVS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. PVS will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following three elements:

      - Dilution: Vote AGAINST plans in which the potential voting power dilution (VPD) of all shares outstanding exceeds 12 percent.

      - Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount.

      - Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

However, in instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions:

      -     he repricing is value for value;

      - If the five most highly compensated employees are excluded from the repricing;

      -     If the plan is broad based; and

      -     If the current vesting schedule is maintained.

STOCK OPTION EXPENSING

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

      - Support shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes.

OBRA-RELATED COMPENSATION PROPOSALS

      - Vote FOR amendments that place a cap on annual grants or amend administrative features.

      - Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

      - Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      - Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

      - Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

PERFORMANCE BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

      - Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

      - Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

      - Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits.

      - Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

      - Vote for shareholder proposals to all have golden and tin parachute agreements submitted for shareholder ratification.

      -     Generally vote against all proposals to ratify golden parachutes.

      -     Vote on tin parachutes on a case-by-case basis.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

    Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                             STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

OFFSHORE REINCORPORATIONS & TAX HAVENS

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

      - Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

      -     The transparency (or lack thereof) of the new locale's legal system;

      -     Adoption of any shareholder-unfriendly corporate law provisions;

      -     Actual, qualified tax benefits;

      -     Potential for accounting manipulations and/or discrepancies;

      -     Any pending U.S. legislation concerning offshore companies; and

      - Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY
                 SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. In most cases, we will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.

      In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

      - Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

      -     Percentage of sales, assets, and earnings affected;

      - Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

      - Whether the issues presented should be dealt with through government or company-specific action;

      - Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

      - Whether the company's analysis and voting recommendation to shareholders is persuasive;

      -     What its industry peers have done in response to the issue;

      -     Whether the proposal itself is well framed and reasonable;

      - Whether implementation of the proposal would achieve the objectives sought in the proposal; and

      - Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merits support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

      - Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

MILITARY SALES

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

      - Generally support reports on foreign military sales and economic conversion of facilities.

      - Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

POLITICAL CONTRIBUTIONS REPORTING

We believe employees should not be put in position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes. Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers. Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

      -     Support proposals affirming political non-partisanship.

      - Support reporting of political and political action committee (PAC) contributions.

      - Support establishment of corporate political contributions guidelines and reporting provisions.

EQUAL EMPLOYMENT OPPORTUNITY AND OTHER WORK PLACE PRACTICE REPORTING ISSUES

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

      - Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination.

      - Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance.

      -     Vote FOR non-discrimination in salary, wages, and all benefits.

HIGH-PERFORMANCE WORKPLACE

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

      - Generally support proposals that incorporate high-performance workplace standards.

NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce payouts to long term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

      -     Support non-discrimination in retirement benefits.

FAIR LENDING

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

      -     Support compliance with fair-lending laws.

      -     Support reporting on overall lending policies and data.

CERES PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

      -     Vote FOR the adoption of the CERES Principles.

      - Vote FOR adoption of reports to shareholders on environmental issues.

MACBRIDE PRINCIPLES

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

      - Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections. PVS will generally support proposals that:

      - Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

      - Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.

      - Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

      - Create incentives to encourage suppliers to raise standards rather than terminate contracts.

      - Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

      - Request public disclosure of contract supplier reviews on a regular basis.

      - Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

      - Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

      -     Support the implementation and reporting on ILO codes of conduct.

      - Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

INTERNATIONAL FINANCIAL RELATED

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

      - Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

                                   APPENDIX I

                            WADDELL & REED INVESTMENT

                               MANAGEMENT COMPANY
                                        &
                      WADDELL & REED IVY INVESTMENT COMPANY
                              PROXY VOTING POLICIES

                            GENERAL POLICY STATEMENT

      It is the policy of both Waddell & Reed Investment Management Company ("WRIMCO") and Waddell & Reed Ivy Investment Company ("WRIICO") (hereinafter referred to as the "Investment Manager") to review each issue of each proxy solicited by security issuers whose securities are held in any client portfolio and to vote each proxy issue in the best interest of the client and/or the client's plan participants. All proxies received will, whenever possible, be voted and transmitted by means necessary to ensure timely receipt by the tabulating agent prior to the annual or special meeting of shareholders.

      An annual report to the client and/or trustees of any plan client regarding proxies voted on shares held in that plan's investment portfolio will be provided upon request within three business days of such request. Written records of all proxies received and a copy of any report made to trustees will be maintained in client files. In addition, a record of each client's written request for copies of their respective proxy voting records and the Investment Manager's written response to any written or oral request will be kept by the Investment Manager.

      The Investment Manager welcomes inquiries and input on any specific proxy issue of concern to any client, the trustees of any client plan or their authorized representatives.

      The following state the general policies of the Investment Manager; however, exceptions to the policies may be deemed appropriate.

           "EXCLUSIVE BENEFIT" INVESTING & PROXY VOTING FOR FIDUCIARY
                                  SHAREHOLDERS

      It is the Investment Manager's responsibility to vote proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility. In doing so, it is the Investment Manager's policy to consider the economic cost or benefit to the clients as investors. The role of shareholders in corporate governance is typically limited. A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management's discretion. It is the Investment Manager's policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered, or to protect the rights of shareholders to act.

      Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs. Although the Investment Manager may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients the Investment Manager serves, as a practical matter, it is impossible for the Investment Manager's decisions in these matters to reflect the divergent views of the plan participants. The Investment Manager generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

      The above notwithstanding, it is not the Investment Manager's intent to consider only the immediate impact of each proposal on the corporation's bottom line. For example, corporations would save money by not having independent directors, who must be compensated. It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management. Consequently, the Investment Manager recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders' investments over the longer term.

      The following are the general proxy voting policies for clients of the Investment Manager. The policies are intended to be guidelines only and each vote will be analyzed based upon all relevant factors; therefore, a vote may vary from the guidelines from time to time.

                          CONFLICTS OF INTEREST BETWEEN
                     THE INVESTMENT MANAGER AND ITS CLIENTS

      The Investment Manager will use the following three-step process to identify and address conflicts of interest:

      (1) The Investment Manager will attempt to identify any potential conflicts of interest;

      (2) The Investment Manager will then determine if the conflict as identified is material; and

      (3) The Investment Manager will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.

I. Identifying Conflicts of Interest

      The Investment Manager will evaluate the nature of its relationships to assess which, if any, might place the interests of the Investment Manager, as well as those of its affiliates, in conflict with those of the client or the fund's shareholders on a proxy voting matter. The Investment Manager will review any potential conflicts that involve the following three general categories or any other known conflict to determine if there is a conflict:

- BUSINESS RELATIONSHIPS - The Investment Manager will review any situation for a material conflict where it (or an affiliate) manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if the Investment Manager has determined that it (or an affiliate) otherwise has a similar significant relationship with a third party.

- PERSONAL RELATIONSHIPS - The Investment Manager will review any situation where it (or an affiliate) has a personal relationship with Management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists;

- FAMILIAL RELATIONSHIPS - The Investment Manager will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists; and

      Any person with knowledge of a potential conflict of interest of the Investment Manager (or its affiliates) for a particular item shall disclose that conflict to the Director of Research of the Investment Manager. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. The Investment Manager or the Director of Research will also review all known relationships of portfolio managers and senior management for potential conflicts. The Investment Manager will designate an individual or committee to review all proxies to be voted by the Investment Manager on behalf of a client and identify any potential conflicts of interest on an ongoing basis.

II. "Material Conflicts"

      The Investment Manager will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Investment Manager will determine materiality based on the reasonable likelihood that they would be viewed as important by the average shareholder.

      III. PROCEDURES TO ADDRESS MATERIAL CONFLICTS

      The Investment Manager will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

- USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS - As a primary means of voting Material Conflicts if no client direction is provided the Investment Manager will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).

- CLIENT DIRECTED - If the Material Conflict arises on a proxy to be voted for a third party account and the client provides voting instructions on a particular vote, the Investment Manager will vote according to the directions provided by the client.

- USE A PREDETERMINED VOTING POLICY - If no directives are provided by either ISS or the client, the Investment Manager may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a Material Conflict and the Investment Manager uses a predetermined voting policy, the Investment Manager will not be permitted to vary from the established voting policies established herein.

- SEEK BOARD GUIDANCE - Finally, if the Material Conflict does not fall within one of the situations referenced above, the Investment Manager may seek guidance from the client or the fund's board of directors on voting the proxy for such matters. Under this method, the Investment Manager will disclose the nature of the conflict to client or the fund board and obtain consent or direction to vote the proxies.

                         SECTION 1 - PROXY SYSTEM ISSUES

ITEM 1.1.   -  CONFIDENTIAL VOTING & INDEPENDENT INSPECTIONS..................

ITEM 1.2.   -  EQUAL PROXY ACCESS PROPOSALS...................................

ITEM 1.3.   -  BUNDLED PROXY PROPOSALS........................................

ITEM 1.4.   -  ABSTENTION VOTE PROPOSALS......................................

ITEM 1.1. CONFIDENTIAL VOTING & INDEPENDENT INSPECTIONS

Policy We will vote FOR proposals requiring that proxy voting tabulations identifying shareholders and how they voted be kept confidential and that tabulations be made by an independent third party.

Reasons In an open system with access to how individual shareholders voted, management could attempt to influence the vote outcome by contacting shareholders and trying to persuade them to change their vote. While we do not believe that active coercive pressure is common, some shareholders or fiduciaries with proxy voting responsibilities might feel threatened by the fear of a retaliatory reaction to a vote against management that could affect current or prospective business relationships.

                  Alternatively, a confidential proxy tabulation procedure could hinder the ability of the corporation to communicate effectively with the shareholders. We do not believe this to be the case. While management should be allowed to learn which shareholders have or have not voted, there is no reason for them to know how the votes were cast. We further believe that a confidential procedure can be obtained at a reasonable cost (many corporations have such a procedure), and that the protection afforded to shareholders is worth the expense.

ITEM 1.2. EQUAL PROXY ACCESS PROPOSALS

Policy We will vote AGAINST proposals providing shareholders with access to the proxy statement in order to present their views or positions on issues being presented for shareholder vote in the proxy statement.

Reasons Although this proposal appears to provide shareholders with the opportunity for increased input on corporate governance and the opportunity to entertain alternative viewpoints, the policy raises several material administrative concerns. These include matters of time (as to notice and response), volume (as to the potential for a vast number of statements submitted for inclusion), decision (as to which shareholder statements should be included) and corporate exposure (as to the potential for false and misleading information).

            Because of the complexity and administrative difficulty associated with such a practice and the potential for serious deterioration of the proxy statement as a communication channel between a corporation and its shareholders, we believe this proposal is not in the best interest of shareholders. We do support, however, legislative and regulatory efforts to improve the information required to be included in the proxy statement, to ease the restrictions for shareholder proposals to be included in the proxy statement, and to establish controlled procedures which allow greater participation in corporate governance.

ITEM 1.3. BUNDLED PROXY PROPOSALS

Policy We will examine two or more proxy proposals "bundled" together and submitted to shareholders as one proposal on a CASE-BY-CASE basis.

Reasons In some cases, it is appropriate for related proposals to be bundled together. However, certain corporations have bundled together proposals that should be considered separately. In some cases, these separate proposals have had substantially different potential impact on the ability of shareholders to participate in corporate governance.

            We will separately evaluate each proposal in a bundled proposal and will generally vote FOR a bundled proposal only if we would vote FOR each proposal separately. However, one proposal in a bundled proposal might be so important as to override our objection to another element and cause us to vote for the bundled proposal when we otherwise would not.

ITEM 1.4. ABSTENTION VOTE PROPOSALS

Policy We will vote FOR proposals which recommend that votes to abstain not be counted as votes cast, unless inclusion of abstention votes is required by state law.

Reasons The shareholder vote required to pass proxy proposals is generally prescribed by state law, and some of these laws require a "majority of votes cast" at the shareholder meeting. Common practice is to interpret votes "cast" to mean all votes for, against, or to abstain. This proposal ignores the abstention votes in calculating whether a proposal passes or fails; in other words, a decision would be on the basis of votes "for" versus votes "against."

      The argument supporting this proposal assumes that shareholders who feel strongly about an issue will vote for or against, and not vote to abstain. Shareholders who vote to abstain should be treated the same as shareholders who do not vote at all. While we recognize the need to consider abstention votes for quorum requirements, we think that proxy proposals should be decided on the basis of votes cast for or against.

                      SECTION 2 - BOARD OF DIRECTORS ISSUES

ITEM 2.1. - SIZE OF THE BOARD OF DIRECTORS......................................

ITEM 2.2. - OUTSIDE VERSUS INSIDE DIRECTORS.....................................

ITEM 2.3. - DIRECTORS' TERM OF OFFICE...........................................

ITEM 2.4. - CLASSIFIED BOARD OF DIRECTORS.......................................

ITEM 2.5. - CUMULATIVE VOTING FOR DIRECTORS.....................................

ITEM 2.6. - VOTING ON DIRECTOR NOMINEES.........................................

ITEM 2.7. - PROXY CONTESTS FOR ELECTION OF DIRECTORS............................

ITEM 2.8. - COMPENSATION OF DIRECTORS...........................................

ITEM 2.9. - LIABILITY PROTECTION & INDEMNIFICATION OF DIRECTORS.................

ITEM 2.10. - MANDATORY RETIREMENT OF DIRECTORS..................................

ITEM 2.11. - STOCK OWNERSHIP REQUIREMENT FOR DIRECTORS..........................

ITEM 2.1.  SIZE OF THE BOARD OF DIRECTORS

Policy We will generally vote AGAINST proposals which limit shareholder ability to change the size of the Board of Directors (the "Board"). An exception might be made if the corporation is under special circumstances and the proposed restriction will last for a limited time, generally two years or less.

Reasons Management arguments in favor of such a proposal cite concerns about a dominant shareholder's ability to engage in worse-case scenario activities that were not in the other shareholders' best interests if the restriction didn't exist, but generally ignore circumstances under which a dominant shareholder might seek the ability to effect positive change.

            Although we generally believe that the shareholders are the owners of the corporation and the group to whom the directors are responsible, we recognize that there may be certain times and special circumstances that such a limitation may in fact be in the best interest of shareholders. In these cases, the limitation should be of short duration.

Policy We will generally vote FOR proposals to increase or decrease the size of the Board as long as we believe that the reasons for the change reflect the best interests of the shareholders.

Reasons There are many reasons why the size of the Board may legitimately need to be changed. Corporate growth may require an increase in the number of directors to be able to properly direct and monitor the corporation's activities. Likewise, a Board can be too cumbersome and need streamlining for efficiency. It is possible, however, for a Board to institute change for reasons that may not be in the best interest of shareholders, such as increasing the number of directors to make a takeover less likely or decreasing to freeze out a shareholder activist. We will be guided by our belief as to the motivations for the proposal.

ITEM 2.2. OUTSIDE VERSUS INSIDE DIRECTORS

Policy We will vote FOR proposals requiring that a majority of the Board be outside directors.

Policy We will vote FOR proposals that major committees of the Board, such as audit, compensation and nominating committees, be comprised exclusively of outside directors.

Reasons Outside directors generally bring to the Board the highest degree of objectivity and an independent perspective regarding the issues facing the corporation. Directors' responsibilities include issues that directly impact management, such as executive compensation policies and responding to takeover offers. We believe that a majority of the Board should be free from conflicts of interest inherent in issues such as these.

            We also believe that certain committees of the Board should consist entirely of outside directors for the purpose of best protecting shareholder interests.

ITEM 2.3. DIRECTORS' TERM OF OFFICE

Policy We will vote AGAINST proposals to limit the tenure of outside directors.

Reasons While we tend to agree that the fresh outlook new directors can bring to the Board is in many cases of benefit to the shareholders, there are other factors that must be considered as well, such as experience, continuity and stability.

            A tenure limit has the potential to harm shareholder interests, especially at times when the Board needs experience, continuity and stability the most. We believe shareholders have adequate opportunity to evaluate and vote on individual directors and their tenure by retaining the right to elect directors annually.

ITEM 2.4. CLASSIFIED BOARD OF DIRECTORS

Policy We will vote AGAINST proposals seeking to classify the Board into three classes with staggered terms of office.

Policy We will vote FOR proposals requesting the election of all directors annually and not by classes or with staggered terms of office.

Reasons The practice of dividing the Board of Directors into three classes and electing approximately one-third of the directors each year has been adopted by some corporations and continues to be proposed by others.

            Management agreements favoring classification generally include a position that staggered terms help ensure the presence of a majority of directors familiar with corporate operations, which would benefit shareholders by providing experience, continuity and stability. In addition, management purports that a classified Board would strengthen the position of the Board in dealing with "abusive tactics" used in takeover activities.

            Shareholder proposals, prevalent in cases where a classified Board has been previously adopted, take the position that classification makes it more difficult to change the composition of the Board. Obviously, two shareholder meetings would be required to change a majority of the Board. Proponents of annual election of all directors contend that shareholders should have the opportunity to determine the entire Board membership each year.

            We believe that annual election of directors is desirable for the following reasons:

            A. We believe that, under normal circumstances and without reason to do so otherwise, shareholders will tend to re-elect the directors proposed, thus ensuring continuity and stability.

            B. We believe shareholders should have the ability to change a majority of the Board if circumstances so warrant, without having to utilize two shareholder meetings to do so.

            C. We agree that a classified Board provides anti-takeover protection; however, there are clearly times when a corporate takeover might be to the material benefit of shareholders. We believe that this factor outweighs other considerations.

ITEM 2.5. CUMULATIVE VOTING FOR DIRECTORS

Policy We will vote AGAINST proposals requiring the provision for cumulative voting in the election of directors.

Reasons Cumulative voting means that each shareholder is entitled to as many votes as shall equal the number of shares owned multiplied by the number of directors being elected, and that the shareholder may cast all votes for a single candidate or any two or more of them as the shareholder sees fit.

            Cumulative voting may allow a minority group of shareholders to cause the election of one or more directors. This can be good or bad depending on the relation of the outcome to the best interest of all shareholders. The minority group may tend to represent only the special interests of that group. We believe that the privilege of cumulative voting has often been used to further the interests of a few without regard for the interests of the entire body of shareholders. Accordingly, it is our position that directors should be elected based on the shareholder having one vote for each share held.

ITEM 2.6. VOTING ON DIRECTOR NOMINEES

Policy      We will vote on director nominees on a CASE-BY-CASE basis.

Reasons In an uncontested election there is not a list of directors from which shareholders may choose. Rather, shareholders are given a list of nominees selected by management and the Board and asked to vote "for" the slate or, if they choose, to "withhold" votes from individual nominees. Generally, there is little information available concerning individual directors, especially non-management directors. Information on directors should become more readily available as corporate governance evolves.

            Currently, we would generally vote against a slate of directors or withhold our votes from individual directors if we had reason to believe:

            A. The Board has taken an action which we felt was clearly negligent.

            B. An individual director was for any reason unfit to serve in that capacity.

            C.    An individual director had a clear conflict of interest.

ITEM 2.7. PROXY CONTESTS FOR ELECTION OF DIRECTORS

Policy We will evaluate each contested election of directors on a CASE-BY-CASE basis.

Reasons A contested election generally means that two groups, management and an outside dissident group, have each issued a proxy statement and proxy card. While the other issues on the two cards may be identical, the director nominee slates are usually different, as the dissident group offers nominees it expects to support its goals and programs.

            A thorough evaluation of what each side is offering to shareholders must be performed, including the likelihood of each group being able to accomplish their promises. The evaluation will include a review of the track record of both management and the dissident group. The decision must ultimately be made based upon our expectation of achievable value.

ITEM 2.8. COMPENSATION OF DIRECTORS

Policy We will generally vote FOR proposals relating to the compensation of directors, including stock-based compensation in the case of non-employee directors, so long as the proposals are reasonable as to terms and amounts.

Policy We will vote AGAINST proposals relating to the provision of retirement benefits to outside directors.

Reasons We believe that it is in the best interests of shareholders that directors be fairly compensated for the time, effort and expense required to perform their responsibilities. This is necessary to attract and retain quality directors.

            The use of stock or stock option awards is a reasonable means of providing such compensation and also aligns the interests of the outside director with those of the shareholders. These plans generally include restrictions on the exercise of options granted thereunder or the subsequent sale of shares.

            However, concerning retirement plans, outside directors should be thought of as independent contractors; they are not employees, full-time or otherwise. Most proposed director plans base retirement benefits on the length of time the director has served on the Board which puts at risk the independent nature of the role of the outside director.

ITEM 2.9. LIABILITY PROTECTION & INDEMNIFICATION OF DIRECTORS

Policy Management proposals relating to the limitation or elimination of the personal liability of directors and officers to the corporation or its shareholders for monetary damages and/or to indemnify directors under an indemnity agreement will be examined on a CASE-BY-CASE basis.

Policy We will vote AGAINST proposals to limit or eliminate liability for monetary damages for violating the duty of care.

Policy We will vote AGAINST indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention.

Reasons The incidence of litigation seeking to impose liability on directors of publicly-held corporations has increased in recent years. The cost of defending or settling these actions is typically beyond the means of the directors named.

            Historically, insurance policies for directors & officers could be secured for protection against liability; however the cost of such policies has risen dramatically, if such coverage is available at all.

            The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. We will support such protection so long as it does not exceed reasonable standards.

ITEM 2.10. MANDATORY RETIREMENT OF DIRECTORS

Policy Proposals to approve an amendment to the bylaws which requires directors to retire from the Board at or about age 70 will be examined on a CASE-BY-CASE basis.

Policy We would generally vote AGAINST proposals for the adoption of a mandatory retirement policy for directors.

Reasons Our examination of such proposals will include consideration of the magnitude and timing of the effect on the current Board, and an attempt to determine the reasons for the proposal. Management may propose to remove one or more directors that management believes is no longer able to serve effectively. Management is in a better position than shareholders to realize this circumstance and the opportunity for fresh ideas and input would be in the shareholders' best interest in this case.

            However, it is possible that management may be seeking to replace a director who is actively and independently supporting the shareholders' best interests, refusing to rubber-stamp management's desired actions. In such circumstance, it would clearly be in the best interest of shareholders to vote against such a proposal.

            In general, we believe management is in the best position to decide retirement policy. We would tend to vote FOR such a shareholder proposal only if we felt that management's lackluster record could best be turned around by this means.

ITEM 2.11. STOCK OWNERSHIP REQUIREMENT FOR DIRECTORS

Policy We will vote AGAINST proposals requiring a minimum stock ownership position on the part of directors, whether in shares or at some level of market value.

Reasons We do not oppose stock ownership by directors; rather we believe that stock ownership tends to align the interests of directors and shareholders. The inflexible requirement usually found in these proposals, however, is not in the best interest of shareholders. A mandatory requirement for stock ownership may preclude the corporation from acquiring the services of an otherwise qualified director.

                     SECTION 3 - CORPORATE GOVERNANCE ISSUES

ITEM 3.1.      -  RATIFICATION OF AUDITORS......................................
ITEM 3.2.      -  SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS....................
ITEM 3.3.      -  SHAREHOLDER RIGHT TO TAKE ACTION BY WRITTEN CONSENT...........
ITEM 3.4.      -  SUPER-MAJORITY VOTE REQUIREMENTS..............................
ITEM 3.5.      -  MERGERS, ACQUISITIONS & OTHER BUSINESS COMBINATIONS...........
ITEM 3.6.      -  AUTHORIZING ADDITIONAL COMMON STOCK...........................
ITEM 3.7.      -  PREFERRED STOCK AUTHORIZATION.................................
ITEM 3.8.      -  UNEQUAL VOTING RIGHTS.........................................
ITEM 3.9.      -  PREEMPTIVE RIGHTS.............................................
ITEM 3.10.     -  FAIR PRICE PROVISIONS.........................................
ITEM 3.11.     -  PAYMENT OF "GREENMAIL"........................................
ITEM 3.12.     -  RIGHTS PLANS ("POISON PILLS").................................
ITEM 3.13.     -  STAKEHOLDER PROVISIONS........................................
ITEM 3.14.     -  TARGETED SHARE PLACEMENTS.....................................
ITEM 3.15.     -  RIGHTS OF APPRAISAL...........................................
ITEM 3.16.     -  STATE OF INCORPORATION........................................
ITEM 3.17.     -  CHANGE OF CORPORATE NAME......................................

ITEM 3.1. RATIFICATION OF AUDITORS

Policy We will generally vote FOR the ratification of the appointment of independent accountants/auditors, unless reasons as discussed below exist which cause us to vote against the appointment.

Reasons If there is a change in auditors from the previous year we will attempt to determine the reason for the change. Sometimes management will obtain a letter from the previous auditor that states that the change is not being made because of a disagreement between the auditing firm and management. We approve of such disclosure in the proxy statement.

            If the auditing firm relationship is continuing, we would vote against the appointment of independent accountants/auditors only if we had reason to believe:

            A. The auditing firm had become complacent in the performance of its duties.

            B. The auditing firm was for any reason unfit to serve in that capacity.

            C.    The auditing firm had a clear conflict of interest.

ITEM 3.2. SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS

Policy We will generally vote AGAINST proposals to restrict or prohibit the right of shareholders to call special meetings.

Policy We will generally vote FOR proposals to allow or reduce restrictions on the right of shareholders to call special meetings.

Reasons Restricting the ability of shareholders to call a special meeting insulates the Board from the will of the shareholders to whom it is responsible and, in our opinion, transfers corporate governance rights to management which rightfully belong to shareholders. We believe that corporate governance rights of shareholders should not be restricted to once a year, which is particularly important in the case of a takeover attempt.

            The implementation of such a plan is clearly intended as an anti-takeover device. Shareholders may be denied the opportunity to respond to an offer which they find attractive if the right to call a special meeting is denied.

ITEM 3.3. SHAREHOLDER RIGHT TO TAKE ACTION BY WRITTEN CONSENT

Policy We will generally vote AGAINST proposals to amend the Articles of Incorporation to require that any shareholder action be taken only at a meeting of shareholders.

Policy We will generally vote FOR proposals which provide for the right of shareholders to take action by written consent.

Reasons This proposal seeks to eliminate the right of shareholders to take action by written consent signed by the holders of securities sufficient to take such an action at a shareholder meeting.

            As in the case of shareholder right to call a special meeting, we feel that the protection of the corporate governance rights of shareholders is best accomplished if the shareholders have the ability to take action at other than annual meetings.

ITEM 3.4. SUPER-MAJORITY VOTE REQUIREMENTS

Policy We will generally vote AGAINST proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

Policy We will generally vote FOR proposals to lower supermajority vote requirements to amend charter or bylaw provisions, or to approve mergers or other significant business combinations.

Reasons Certain management proposals calling for an amendment to the corporation's Charter, Bylaws or Articles of Incorporation include a provision whereby a vote of more than a majority of shares would be required to subsequently amend the current proposal or other matters. Usually, these anti-takeover provisions require an affirmative vote of the holders of from 66 2/3% to 85% of the shares eligible to vote.

            It is our position that such proposals are inherently not in the best interests of shareholders, believing that a majority of shareholders, the owners of the corporation, are entitled to govern. Consequently, we would generally oppose such proposal unless the nature of the proposal requiring a supermajority vote is sufficiently important to the best interest of the shareholders.

ITEM 3.5. MERGERS, ACQUISITIONS & OTHER BUSINESS COMBINATIONS

Policy Proposals seeking approval of a merger between the corporation and other entities and related matters, or relating to acquisitions of or by the corporation will be examined on a CASE-BY-CASE basis.

Reasons We will review all available information relating to any proposed merger or acquisition to determine its potential impact on shareholders. If we determine such action to be in the shareholders' best interest, we will vote FOR such a proposal.

ITEM 3.6. AUTHORIZING ADDITIONAL COMMON STOCK

Policy We will generally vote FOR proposals to authorize an increase in the number of authorized shares of common stock.

Reasons Often an increase in the number of authorized common shares is desirable, sometimes in conjunction with a stock split designed to make the stock, at a reduced price, more widely available in a broader market. Additionally, the availability of a sufficient number of shares gives management the flexibility to obtain equity financing for many purposes, including acquisitions.

            While there are anti-takeover uses for excess available shares, we believe that the necessity of financing flexibility overrides these other concerns. We tend to oppose anti-takeover devices in general and believe that there are other means of protection against anti-takeover provisions.

ITEM 3.7. PREFERRED STOCK AUTHORIZATION

Policy Proposals to authorize new classes of preferred stock, or to increase the number of authorized shares of preferred stock, will be examined on a CASE-BY-CASE basis.

Reasons On occasion, management seeks to issue a new class of stock, usually a preferred issue. Although there are sound business purposes for the use of preferred stock, which we support, we believe that the terms of the preferred issue, including voting, conversion, distribution and other rights should be made clear at the time approval is requested. If these terms are not identified, in which case the issue is referred to as "Blank Check Preferred Stock", we will vote against efforts to authorize the issue or increase the number of shares authorized under such an outstanding issue.

            Blank Check Preferred Stock is a powerful anti-takeover defense tool, as management is given the power and discretion to set terms, such as superior voting rights, which are attached to shares typically sold into "friendly" hands to oppose a takeover attempt. We generally oppose such barriers to hostile offers, preferring instead to have such offers fully considered by shareholders.

ITEM 3.8. UNEQUAL VOTING RIGHTS

Policy We will generally vote AGAINST proposals authorizing or issuing shares with superior or otherwise unequal voting rights.

Policy We will generally vote FOR proposals calling for the rescission of shares or classes of shares which have superior voting rights.

Reasons The term "unequal voting rights" can apply in a number of different situations, the most common of which is dual-class voting. This refers to corporations with two different classes of voting stock, one of which carries more votes per share than the other; for example, Class A Common may have one vote per share while Class B Common has ten votes per share. Another type is time-phased voting, where voting rights increase with the length of time the shares are owned by a single investor, then revert to the minimum number of votes when the shares are traded. Other corporations have set a limit on the number of votes which may be cast by a single shareholder. All of these types of voting arrangements were created to give an ownership advantage to an individual or group, such as in the case of a family business going public.

            While some of these arrangements have been eliminated by law or regulation, those corporations where such arrangements already existed were not required to restructure. Also, there is no guarantee that such rules will not again be changed. In general, it is our belief that the "one share, one vote" process that is prevalent in publicly held corporations is in the best interest of shareholders.

ITEM 3.9. PREEMPTIVE RIGHTS

Policy We will generally vote AGAINST proposals to restore preemptive rights to existing shareholders.

Reasons With preemptive rights, or preferential subscription rights, existing shareholders may purchase additional shares of a corporation's stock before it is offered to the public. This right originated at a time when corporations were small and a relatively small number of shareholders held the stock.

            In today's market of large corporations, there are large numbers of shareholders holding the corporations stocks which are widely traded on the various stock exchanges. Shareholders may readily maintain their interest in the corporation through normal market purchases.

            We believe that there is no significant shareholder benefit from preemptive rights. Further, the corporation may incur material additional expense from the administration of such a program, and may be limited in its ability to act quickly in the often volatile security markets. Either of these occurrences may be to the detriment of shareholders' best interests.

ITEM 3.10. FAIR PRICE PROVISIONS

Policy We will generally vote FOR proposals to adopt a fair price provision, if the shareholder vote requirement included in the provision calls for no more than a majority of the disinterested shares. We will vote AGAINST all such provisions that require more than a majority vote.

Policy We will vote FOR proposals to lower the supermajority shareholder vote requirement included in existing fair price provisions, or to submit the fair price provision to a shareholder vote.

Reasons Fair price provisions are legitimately used to allow a bidder to consummate a merger or acquisition without Board approval or a shareholder vote as long as the offer satisfies the price requirement contained in the provision. The common requirement is that the acquirer must pay the same share price to minority shareholders as was paid to gain a controlling interest.

            The protection afforded by a fair price provision applies primarily to a two-tier offer. Normally, the acquirer will first offer to pay a premium and accept only a sufficient number of shares in the first tier to acquire control, and will offer to pay cash for those shares. In the second tier, those shareholders who remain may be offered a lower price which may also include securities rather than cash. Typically, shareholders will rush to tender their shares whether or not the offer is in their best interest to avoid being caught in the second, and less desirable, tier. We feel this two-tier, front-end loaded tender offer is inherently coercive and abusive and believe that a properly constructed fair price provision is probably the best defense against it.

ITEM 3.11. PAYMENT OF "GREENMAIL"

Policy      We will vote FOR proposals to prohibit the payment of "Greenmail".

Reasons The term "Greenmail" applies to a situation where a corporation offers to buy shares of its stock from an individual investor or group of investors at a price not offered to all shareholders, often in excess of the prevailing market price. This usually occurs when an unfriendly investor or group has acquired a significant position in the corporation's securities and may have announced an intention to acquire control.

            We believe that the payment of such an excess price to specific shareholders without offering the same price to minority shareholders is inequitable and unfair to such minority shareholders.

ITEM 3.12. RIGHTS PLANS ("POISON PILLS")

Policy We will generally vote AGAINST proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan").

Policy We will generally vote FOR proposals requiring the corporation to redeem the rights granted under a previously adopted Shareholder Rights Plan, or to submit the Plan to a vote of the shareholders.

Reasons Shareholder Rights Plans provide certain rights to purchase new shares which are exercisable in the event an unsolicited offer made by a third party to acquire the corporation takes place. These plans are often adopted by the Board without being submitted for shareholder approval. The Plan is generally intended to protect the shareholders against unfair or coercive takeover tactics.

            Positions taken against such Plans point out that the effect of these plans is to deny shareholders the right to decide these important issues, a basic right of ownership, and the opportunity to sell their shares at advantageous prices to potential bidders.

            As previously stated, we believe that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

ITEM 3.13 STAKEHOLDER PROVISIONS

Policy We will vote AGAINST proposals allowing the Board to consider stakeholder interests when faced with a takeover offer.

Policy We will vote FOR proposals to remove existing charter and bylaw provisions allowing the Board to consider stakeholder interests when faced with a takeover offer.

Reasons The stakeholder concept promotes the belief that corporations owe a duty to constituencies other than shareholders, including local communities, employees, suppliers and creditors. Such a duty is undeniable; we fully believe that corporations have certain social and legal responsibilities that cannot be ignored. These might include the obligation to provide a safe workplace and to pay creditors responsibly.

            This issue has developed into one of accountability. We believe that our legal and economic system is soundly based on the accountability of corporate managers to the shareholders whose capital is at risk. While we recognize the obligations of the corporation to its other constituents, we cannot support provisions which undermine the principle that the first responsibility of directors is to the shareholder.

ITEM 3.14. TARGETED SHARE PLACEMENTS

Policy We will examine proposals requesting that corporations first obtain shareholder authorization before issuing voting stock, warrants, rights or other securities convertible into voting stock, to any person or group, unless the voting rights at stake in the placement represent less than five percent of existing voting rights, on a CASE-BY-CASE basis.

Reasons One of the more powerful takeover defenses developed by management is the placement of large blocks of stock into friendly hands. In some cases, the benefits gained by the "white knight" have included significant monetary advantages and preferential treatment not offered to other shareholders. This is clearly not in the best interest of the other shareholders.

            Generally, we would vote FOR the type of shareholder proposals stated above, but we also recognize that for certain corporations and in certain circumstances we might choose to do otherwise when we felt the best interests of the shareholders so warrant.

ITEM 3.15. RIGHTS OF APPRAISAL

Policy We would vote FOR proposals to provide rights of appraisal to dissenting shareholders.

Reasons Rights of appraisal provide shareholders who do not approve the terms of a merger the right to demand a judicial review to determine a fair market value for their shares. In certain cases, particularly without a fair price provision, rights of appraisal might be the only remedy of dissatisfied shareholders.

ITEM 3.16. STATE OF INCORPORATION

Policy Proposals to change a corporation's state of incorporation will be examined on a CASE-BY-CASE basis.

Policy Proposals to opt-in or opt-out of state anti-takeover statutes will also be examined on a CASE-BY-CASE basis.

Reasons On occasion, a corporation will seek to change its state of incorporation. Although we generally believe management should have the right to make this determination, some states, in order to increase state revenues, have instituted laws and regulations meant to lure corporations to change their domicile, sometimes contrary to the best interest of corporate shareholders. A careful evaluation is necessary to determine the impact of such a change on shareholders' ability to maintain their rights of corporate governance.

            Some states also have certain statutes, including anti-takeover statutes, which corporations may adopt or reject as they choose. This has given rise to management attempts to opt-in and shareholder efforts to opt-out of these statutes. Again, a careful evaluation as to shareholders' best interest is required.

ITEM 3.17. CHANGE OF CORPORATE NAME

Policy We will generally vote FOR proposals to amend the Articles of Incorporation whereby the corporation shall change its name.

Reasons A name change is usually related to a merger or acquisition and/or reflects the corporation's desire to have the corporate name more accurately reflect its primary business activity or entity. Unless for some reason we feel the name change will be so detrimental to the business as to negatively affect share value, we would support such a change.

                      SECTION 4 - EXECUTIVE/EMPLOYEE ISSUES

ITEM 4.1.      -   LONG-TERM INCENTIVE PLANS....................................
ITEM 4.2.      -   SEVERANCE AGREEMENTS ("GOLDEN PARACHUTES")...................
ITEM 4.3.      -   EMPLOYEE STOCK OWNERSHIP PLANS...............................

ITEM 4.1. LONG-TERM INCENTIVE PLANS

Policy Proposals to approve or amend various incentive compensation plans, savings & investment plans, stock purchase plans, or similar plans for officers and employees will be evaluated on a CASE-BY-CASE basis.

Reasons In an effort to attract and retain qualified officers and employees, corporations must develop and maintain a competitive compensation program, which may include salaries and other cash or equity-based elements of compensation. We will generally vote FOR such plans if we believe they are reasonable.

ITEM 4.2. SEVERANCE AGREEMENTS ("GOLDEN PARACHUTES")

Policy Proposals to ratify, cancel or submit for shareholder approval various executive severance agreements will be examined on a CASE-BY-CASE basis.

Reasons Executive severance agreements, commonly referred to as "golden parachutes," represent a special kind of employment agreement for executives and key employees that provide severance payments in the event of termination (voluntary or involuntary) following a change in control of the corporation.

            We believe that it would be difficult to attract and retain competent senior managers, especially in the prevailing environment of proxy contests and hostile takeovers, without severance agreements for executives who are at considerable risk in the event an outsider gains control. Additionally, during a change of control shareholders need executives to focus their attention on managing the business, not seek new and more secure employment.

            Accordingly, it is our opinion that severance agreements are generally necessary and in the best interest of shareholders, and should be accepted as a cost of having senior management available to operate the corporation on a day-to-day basis. We do believe that the examination of these proposals should include consideration of change-in-control benefits in the corporation's long-term incentive plans, that participation should be limited to key employees, and that the payout of benefits should be reasonable in term and amount.

ITEM 4.3. EMPLOYEE STOCK OWNERSHIP PLANS

Policy We will generally vote FOR proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Policy We will generally vote FOR a proposal requesting that an ESOP, or significant share placements to an ESOP, be submitted for shareholder approval.

Reasons In general, we believe that opportunities for employees to share in the ownership of the corporation have a positive effect on productivity and the work environment. However, some corporations may design and propose such plans primarily to serve as anti-takeover devices. In this regard, we find it necessary to examine the potential size of the plan to determine whether, in our judgment, its true purpose is takeover defense.

            We would consider a shareholder proposal seeking submission of an existing ESOP or significant share placements with the ESOP for shareholder approval as a protection against the use of an ESOP as a takeover defense.

                          SECTION 5 - DISCLOSURE ISSUES

ITEM 5.1.  -  EXECUTIVE COMPENSATION.........................................
ITEM 5.2.  -  PRIOR GOVERNMENT SERVICE.......................................
ITEM 5.3.  -  FEES PAID TO CONSULTANTS.......................................
ITEM 5.4.  -  OTHER DISCLOSURE PROPOSALS.....................................

ITEM 5.1. EXECUTIVE COMPENSATION

Policy We would generally vote AGAINST proposals relating to disclosure in the financial statements of an "estimated fair value" of stock-related compensation granted during the period covered by the financial statements.

Reasons We believe current disclosures as required by generally accepted accounting principles, SEC regulations and other requirements are adequate disclosure until such time as a uniform measurement of fair value is adopted by appropriate regulatory agencies. Until such time, there is possibly a wide variation in the fair value, and confusing and misleading information is likely and not in the best interest of shareholders.

Policy We would generally vote AGAINST proposals relating to disclosure in the proxy statement of the compensation of all individuals who were paid at or above a certain level.

Reasons We generally believe that such disclosure is properly under the direction of the SEC, which has set the prevailing standard of disclosure for this information.

ITEM 5.2. PRIOR GOVERNMENT SERVICE

Policy We would generally vote AGAINST proposals relating to the disclosure of prior government service of certain employees or consultants, lobbyists, legal counsel, investment bankers, directors or others.

Reasons We believe that corporations are required to comply with a large and growing number of laws and regulations designed to prevent conflicts of interest. We would anticipate additional expense with no meaningful benefit to shareholders from requiring additional disclosure.

ITEM 5.3. FEES PAID TO CONSULTANTS

Policy We would generally vote AGAINST proposals seeking to limit or eliminate the use of consultants or require reporting of fees paid to consultants.

Reasons We recognize the value and necessity of corporations from time to time seeking outside expertise and advice from consultants, and generally believe that the judgment of management, as monitored by the Board, is the proper basis for doing so.

            We see no meaningful benefit to shareholders and potential harm to the corporation, and thus to shareholders, by restricting or eliminating such practice. Further, we would anticipate additional expense from reporting such activity.

ITEM 5.4. OTHER DISCLOSURE PROPOSALS

Policy Other proposals seeking to require reports of various practices, policies or expenditures will be examined on a CASE-BY-CASE basis.

Reasons In general, we will vote FOR such proposals only when we believe that corporate disclosure has been inadequate in the past, that the information being requested is not readily available from other sources, that appropriate regulatory authority over the practice, policy or expenditure is inadequate, and/or that the cost of providing such a report will be more than offset by the benefits to be received by the shareholders as a group.

                            SECTION 6 - SOCIAL ISSUES

ITEM 6.1.     -    SOUTH AFRICA.................................................
ITEM 6.2.     -    COMMUNIST COUNTRIES..........................................
ITEM 6.3.     -    NORTHERN IRELAND.............................................
ITEM 6.4.     -    THE ENVIRONMENT..............................................
ITEM 6.5.     -    LINES OF BUSINESS............................................
ITEM 6.6.     -    ANIMAL RIGHTS................................................

ITEM 6.1. SOUTH AFRICA

Policy We will generally vote AGAINST proposals relating to the withdrawal from or cessation of all or certain economic ties with South Africa, Angola, etc.

Reasons Proponents of such proposals argue that economic activity in such countries or with such governments or agencies constitutes support for morally reprehensible governmental policies or practices. Corporations allegedly giving such support argue that they actively seek to change those conditions and that withdrawal or severance of economic ties could in fact worsen existing situations.

            We believe that, in general, corporations are sensitive to such issues, particularly given the amount of attention being directed to them, and monitor them closely. Further, we believe that many corporations make positive contributions to those oppressed in these areas. We expect corporations to make decisions in these matters on an economic basis, and believe that is the proper consideration of the best interest of shareholders. Finally, we believe that the decision of where and with whom to do business should generally be the responsibility of management.

            Notwithstanding, we understand and respect that certain plan sponsors, particularly of public plans, have made the decision or become subject to legal requirements to prohibit investment in such corporations. As such, we believe that a client directive prohibiting such investments should be incorporated into the investment agreement, or that the trustees of such a plan reserve to themselves the duty of voting proxies in the written plan document.

ITEM 6.2. COMMUNIST COUNTRIES

Policy We will generally vote AGAINST proposals prohibiting the corporation from doing business with communist countries.

Reasons We believe that decisions regarding the users of the corporation's products and services do not fall within the provenance of shareholders, but are most properly left with management.

ITEM 6.3. NORTHERN IRELAND

Policy We will generally vote AGAINST proposals relating to ensuring and/or reporting on equal employment opportunity in Northern Ireland and elsewhere.

Reasons We believe that corporations are required to comply with numerous laws and regulations governing equal employment opportunity wherever facilities are situated, and that in general, corporations do comply. We see little benefit to shareholders to offset the expense of requiring a separate report in this regard.

ITEM 6.4. THE ENVIRONMENT

Policy We will generally vote AGAINST proposals relating to adherence to environmental principles and/or reporting on environmental issues.

Reasons Although we recognize that corporations have environmental responsibilities, we believe that regulation and control is appropriately left to regulatory agencies charged with monitoring environmental impacts of corporate policies and procedures and that shareholders do not benefit as investors by imposing additional requirements on their corporations.

ITEM 6.5. LINES OF BUSINESS

Policy We will generally vote AGAINST proposals relating to lines of business, including:

            A. Military contracts and requirements for conversion of facilities to civilian production;

            B.    Space weapons research; and

            C.    Nuclear activities and/or facilities.

Reasons We generally oppose proposals where shareholders seek to require the termination of lines of business or corporate business activities, or to require extensive reporting on such activities beyond that required by regulatory agencies. We anticipate no meaningful benefit to all but a very few shareholders from such requirements, but would expect the incurrence of additional expense in the preparation, production and distribution of reports.

ITEM 6.6. ANIMAL RIGHTS

Policy We will vote AGAINST proposals relating to the elimination, restriction and/or reporting on the use of animals in product testing, or proposals asking the corporation to use its economic influence to protect animal rights.

Reasons Decisions as to the means and manner in which a corporation chooses to do business are properly the responsibility of management. Live animal testing subjects corporations to the regulatory and social attention of numerous agencies and interests. Most such corporations limit the use of live animals in testing and adopt procedures that are as humane as possible under the circumstances. We see no meaningful benefit to shareholders as investors by requiring additional reports on these activities.

                            SECTION 7 - OTHER ISSUES

ITEM 7.1.  -  LOCATION OR DATE OF ANNUAL MEETING.............................
ITEM 7.2.  -  POLITICAL ACTIVITY.............................................
ITEM 7.3.  -  CHARITABLE CONTRIBUTIONS.......................................

ITEM 7.1. LOCATION OR DATE OF ANNUAL MEETING

Policy We will vote AGAINST proposals relating to the location or date of the corporation's annual meeting.

Reasons We believe that the selection of the location and date of the annual meeting is a proper function of the Board. Recognizing that no date or location would be satisfactory to all shareholders, we oppose attempts to dictate dates or locations to the Board and see no benefit to shareholders by doing so.

ITEM 7.2. POLITICAL ACTIVITY

Policy We will generally vote AGAINST proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation.

Reasons     We generally oppose such proposals for the following reasons:

            A. Corporations are prohibited by law from spending corporate funds to assist candidates or political parties in federal elections. While certain states allow such contributions, we believe participation is usually immaterial.

            B. PAC contributions are generally made with funds contributed voluntarily by employees, and provide a positive individual participation in the political process of a democratic society.

            C. Costs relating to the administration of corporate-sponsored PAC's are, in our opinion, generally minimal and immaterial.

            D. Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

            We believe requiring reports or newspaper publication of corporate activity in these areas would result in added expense without commensurate benefit to shareholders.

ITEM 7.3. CHARITABLE CONTRIBUTIONS

Policy We will generally vote AGAINST proposals requiring the reporting, limitation or elimination of corporate charitable/educational contributions.

Reasons     We generally oppose such proposals for the following reasons:

            A. We believe that corporations have social responsibilities and that corporate giving in reasonable amounts for charitable or educational purposes falls within this category.

            B. We believe that the likely alternative to corporate giving is assumption of related costs by society at large, to some degree with public funds acquired through taxation of citizens, including shareholders.

            C. We believe that charitable and educational donations by publicly held corporations are generally reasonable in amount, and an appropriate function of management decision-making as governed by the Board.

            Accordingly, our conclusion would be that limiting or eliminating such contributions would be of no meaningful direct benefit to shareholders, while such practice has significant indirect benefits.

                                Appendix J


TRANSAMERICA INVESTMENT MANAGEMENT PROXY VOTING GUIDELINES SUMMARY

TRANSAMERICA MAINTAINS THE SERVICES OF ISS TO PROVIDE GUIDANCE AND TO ANALYZE PROXY STATEMENTS ON BEHALF OF THE ACCOUNTS THAT WE MANAGE AND VOTE PROXIES GENERALLY IN ACCORDANCE WITH THE ESTABLISHED GUIDELINES. TRANSAMERICA WILL CONSIDER THE RESEARCH PROVIDED BY ISS WHEN MAKING VOTING DECISIONS ON PROXY ISSUES, HOWEVER, THE FINAL DETERMINATION ON VOTING RESTS WITH TRANSAMERICA.

The following is a condensed version of Transamerica Investment Management LLC proxy voting guidelines

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent

      -     Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.

However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse

      -     Implement or renew a dead-hand or modified dead-hand poison pill

      - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

      - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

      - Failed to act on takeover offers where the majority of the shareholders tendered their shares

      - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

      - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

      - Are audit committee members and the non-audit fees paid to the auditor are excessive.

      - Are inside directors or affiliated outside directors and the full board is less than majority independent

      -     Sit on more than six boards

      - Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation).

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

      -     Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

      -     Two-thirds independent board

      -     All-independent key committees

      -     Established governance guidelines

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

      - Long-term financial performance of the target company relative to its industry

      -     Management's track record

      -     Background to the proxy contest

      -     Qualifications of director nominees (both slates)

      - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a Supermajority shareholder vote.

Vote FOR proposals to lower Supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      -     Purchase price

      -     Fairness opinion

      -     Financial and strategic benefits

      -     How the deal was negotiated

      -     Conflicts of interest

      -     Other alternatives for the business

      -     Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

      -     Impact on the balance sheet/working capital

      -     Potential elimination of diseconomies

      -     Anticipated financial and operating benefits

      -     Anticipated use of funds

      -     Value received for the asset

      -     Fairness opinion

      -     How the deal was negotiated

      -     Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     Dilution to existing shareholders' position

      -     Terms of the offer

      -     Financial issues

      -     Management's efforts to pursue other alternatives

      -     Control issues

      -     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

      -     The reasons for the change

      -     Any financial or tax benefits

      -     Regulatory benefits

      -     Increases in capital structure

      -     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

      - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

      -     Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

      - Prospects of the combined company, anticipated financial and operating benefits

      -     Offer price

      -     Fairness opinion

      -     How the deal was negotiated

      -     Changes in corporate governance

      -     Change in the capital structure

      -     Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

      -     Tax and regulatory advantages

      -     Planned use of the sale proceeds

      -     Valuation of spinoff

      -     Fairness opinion

      -     Benefits to the parent company

      -     Conflicts of interest

      -     Managerial incentives

      -     Corporate governance changes

      -     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

      - It is intended for financing purposes with minimal or no dilution to current shareholders

      - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

      - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

      -     Cash compensation, and

      -     Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

      -     Historic trading patterns

      -     Rationale for the repricing

      -     Value-for-value exchange

      -     Option vesting

      -     Term of the option

      -     Exercise price

      -     Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

      -     Purchase price is at least 85 percent of fair market value

      -     Offering period is 27 months or less, and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:

      -     Purchase price is less than 85 percent of fair market value, or

      -     Offering period is greater than 27 months, or

      - The number of shares allocated to the plan is more than ten percent of the outstanding shares

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

      - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

      - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

      - The parachute should be less attractive than an ongoing employment opportunity with the firm

      -     The triggering mechanism should be beyond the control of management

      - The amount should not exceed three times base salary plus guaranteed benefits

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

      - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

      - The availability and feasibility of alternatives to animal testing to ensure product safety, and

      -     The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      - The company has already published a set of animal welfare standards and monitors compliance

      - The company's standards are comparable to or better than those of peer firms, and

      - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

      -     Whether the proposal focuses on a specific drug and region

      - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

      - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

      -     Whether the company already limits price increases of its products

      - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

      -     The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

      - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

      - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

      - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

      - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

      - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

      - The company's existing healthcare policies, including benefits and healthcare access for local workers

      -     Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:

      - The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of Pharmaceuticals and work with public health organizations

      - The company's initiatives in this regard compared to those of peer companies

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

      - Whether the company has adequately disclosed the financial risks of its subprime business

      - Whether the company has been subject to violations of lending laws or serious lending controversies

      -     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      - Whether the company complies with all local ordinances and regulations

      - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

      -     The risk of any health-related liabilities.

Advertising to youth:

      - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

      - Whether the company has gone as far as peers in restricting advertising

      - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

      - Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      -     The percentage of the company's business affected

      - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

      -     The percentage of the company's business affected

      -     The feasibility of a spinoff

      - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

      -     Whether there are publicly available environmental impact reports

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills

      -     The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

      - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

      - Environmentally conscious practices of peer companies, including endorsement of CERES

      -     Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

      - Approximate costs of complying with current or proposed environmental laws

      - Steps company is taking to reduce greenhouse gasses or other environmental pollutants

      -     Measurements of the company's emissions levels

      - Reduction targets or goals for environmental pollutants including greenhouse gasses

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

      -     The company's level of disclosure lags that of its competitors, or

      - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      -     The nature of the company's business and the percentage affected

      -     The extent that peer companies are recycling

      -     The timetable prescribed by the proposal

      -     The costs and methods of implementation

      - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

      -     The nature of the company's business and the percentage affected

      - The extent that peer companies are switching from fossil fuels to cleaner sources

      -     The timetable and specific action prescribed by the proposal

      -    The costs of implementation

      -     The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic Sustainability, unless the company is already reporting on its Sustainability initiatives through existing reports such as:

      - A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or

      - A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a Sustainability report applying the GRI guidelines unless:

      - The company already has a comprehensive Sustainability report or equivalent addressing the essential elements of the GRI guidelines or

      - The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

      -     The relevance of the issue to be linked to pay

      - The degree that social performance is already included in the company's pay structure and disclosed

      - The degree that social performance is used by peer companies in setting pay

      - Violations or complaints filed against the company relating to the particular social performance measure

      - Artificial limits sought by the proposal, such as freezing or capping executive pay

      -     Independence of the compensation committee

      -     Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      - The company is in compliance with laws governing corporate political activities, and

      - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      - There are serious controversies surrounding the company's China operations, and

      - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      -     The nature and amount of company business in that country

      -     The company's workplace code of conduct

      -     Proprietary and confidential information involved

      -     Company compliance with U.S. regulations on investing in the country

      -     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

      - Agreements with foreign suppliers to meet certain workplace standards

      -     Whether company and vendor facilities are monitored and how

      -     Company participation in fair labor organizations

      -     Type of business

      -     Proportion of business conducted overseas

      -     Countries of operation with known human rights abuses

      - Whether the company has been recently involved in significant labor and human rights controversies or violations

      -     Peer company standards and practices

      -     Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      - The company does not operate in countries with significant human rights violations

      - The company has no recent human rights controversies or violations, or

      - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      -     Company compliance with or violations of the Fair Employment Act of
            1989

      - Company antidiscrimination policies that already exceed the legal requirements

      -     The cost and feasibility of adopting all nine principles

      - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

      -     The potential for charges of reverse discrimination

      - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

      -     The level of the company's investment in Northern Ireland

      -     The number of company employees in Northern Ireland

      -     The degree that industry peers have adopted the MacBride Principles

      - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      -     Whether the company has in the past manufactured landmine components

      -     Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      -     What weapons classifications the proponent views as cluster bombs

      - Whether the company currently or in the past has manufactured cluster bombs or their components

      -     The percentage of revenue derived from cluster bomb manufacturing

      -     Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

      - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

      -     Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      -     The information is already publicly available or

      -     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      - The board composition is reasonably inclusive in relation to companies of similar size and business or

      - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      -     The degree of board diversity

      -     Comparison with peer companies

      -     Established process for improving board diversity

      -     Existence of independent nominating committee

      -     Use of outside search firm

      -     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      -     The company has well-documented equal opportunity programs

      - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      -     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      - The composition of senior management and the board is fairly inclusive

      - The company has well-documented programs addressing diversity initiatives and leadership development

      - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

      - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                                  Appendix K

                              PROXY VOTING POLICIES
                                 AND PROCEDURES

                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*

I   INTRODUCTION......................................................     3

II  GENERAL PRINCIPLE.................................................     3

III THE PROXY COMMITTEE...............................................     4

IV  ERISA FIDUCIARY DUTIES AND PROXY VOTING...........................     4

V   PROCESS...........................................................     4

   A.  ROUTINE CORPORATE ADMINISTRATIVE ITEMS.........................     5
   B.  SPECIAL INTEREST ISSUES........................................     6
   C.  ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT..........     7
     1.   Executive Compensation Plans................................     7
     2.   Prevention of Greenmail.....................................     8
     3.   Cumulative Voting of Directors..............................     8
     4.   Super-Majority Provisions...................................     8
     5.   Fair Price Provisions.......................................     8
     6.   Defensive Strategies........................................     9
     7.   Business Combinations or Restructuring......................     6
   D.  REVIEW OF ISS RECOMMENDATIONS..................................     9
   E.  OVERRIDING ISS RECOMMENDATIONS.................................    10

VI  DISCLOSURE OF VOTE................................................    13

   A.  PUBLIC AND CLIENT DISCLOSURES..................................    13
   B.  MUTUAL FUND BOARD OF DIRECTORS.................................    13

VII RECONCILIATION....................................................    13

VIII RECORDKEEPING....................................................    13

* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, Munder Series Trust, The Munder Funds, Inc. and The Munder @ Vantage Fund, as well as The Munder Funds Trust and The Munder Framlington Funds Trust, unless and until each series of such investment companies is reorganized and redomiciled as a series of Munder Series Trust

(Revised 05/20/03)

                      PROXY VOTING POLICIES AND PROCEDURES

                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*

I     INTRODUCTION

      Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Directors/Trustees of the Munder Funds).

II    GENERAL PRINCIPLE

      The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

      The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting Standards, and religious

-----------------
* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, The Munder Series Trust and The Munder @Vantage Fund as well as The Munder Funds Trust, The Munder Funds, Inc., The Munder Framlington Funds Trust, and St. Clair Funds, Inc., unless and until each series of such investment companies is recognized and redomiciled as a series of Munder Series Trust institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

III   THE PROXY COMMITTEE

      The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV    ERISA FIDUCIARY DUTIES AND PROXY VOTING

      The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

V     PROCESS

      In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's

PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures.

      The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its turnkey voting agent service to administer its proxy voting operation. As such, ISS is responsible for ensuring that all proxies are submitted in a timely manner.

      ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

      A.    ROUTINE CORPORATE ADMINISTRATIVE ITEMS

            Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

            1. appointment or election of auditors, unless the auditor is not independent or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

            2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

            3.    directors' liability and indemnification; unless:

                  - the proposal would entirely eliminate directors' liability for violating the duty of care; or

                  - the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations;

                  provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

            4.    name changes; or

            5.    the time and location of the annual meeting.

            The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

      B.    SPECIAL INTEREST ISSUES

            Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

            1.    restrictions on military contracting,

            2.    restrictions on the marketing of controversial products,

            3.    restrictions on corporate political activities,

            4.    restrictions on charitable contributions,

            5.    restrictions on doing business with foreign countries,

            6.    a general policy regarding human rights,

            7.    a general policy regarding employment practices,

            8.    a general policy regarding animal rights,

            9.    a general policy regarding nuclear power plants, and

            10. rotating the location of the annual meeting among various cities.

      Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

      C.    ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

            Philosophy: The Advisor is not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

            1.    Executive Compensation Plans

                  Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stock-based incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

            2.    Prevention of Greenmail

                  These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

            3.    Cumulative Voting of Directors

                  Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

            4.    Super-Majority Provisions

                  These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

            5.    Fair Price Provisions

                  These provisions are directed toward discouraging two-tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote (generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

            6.    Defensive Strategies

                  The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that:

                  a. create (which generally opposed to approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares;

                  b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated);

                  c. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares;

                  d.    change the size of the board; or

                  e. authorize or prevent the repurchase of outstanding shares.

            7.    Business Combinations or Restructuring

                  The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

      D.    REVIEW OF ISS RECOMMENDATIONS

      On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

      (1) Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (e.g., anti-takeover provisions or business combinations and/or restructurings), and

      (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

            (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

            (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

      Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

      E.    OVERRIDING ISS RECOMMENDATIONS

      From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

      (1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

            (a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

            (b)   A conflict of interest may exist where, for example:

                  (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

                  (ii) A client or a client-supported interest group actively supports a proxy proposal; or

                  (iii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

      (2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

            (a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

            (b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if:

                  (i)   No Conflict. No conflict of interest is identified.

                  (ii) Immaterial or Remote Conflict. If a potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

                  (iii) Material Conflict. If a potential or actual conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.(1) Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include:
                        (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management(2) and (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

      (3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

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(1) With respect to advisory clients through wrap programs, the request and disclosure need only be sent to the wrap program's sponsor.

(2) Conversely, it would not be a conflict of interest to override an ISS recommendation and vote against a client or its management.

      (4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI    DISCLOSURE OF VOTE

      A.    PUBLIC AND CLIENT DISCLOSURES

      Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

      B.    MUTUAL FUND BOARD OF DIRECTORS

      Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII   RECONCILIATION

      The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII  RECORDKEEPING

      The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(3)

      1.    Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

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(3) See Rule 204-2(c)(2) of the Adviser's Act.

      2. A copy of each proxy statement it receives regarding client securities.(4)

      3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(5)

      4. A copy of any document created by the Advisor that was material to making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(6)

      5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

      All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted: February, 2001
Amended as of: November 2002
               May 2003

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(4) The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at www.sec.gov.

(5) The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

(6) The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

                                                                       EXHIBIT A

The Proxy Committee consists of the following members:

      -     Mary Ann Shumaker (non-voting)

      -     Andrea Leistra

      -     Debbie Leich

      -     Thomas Mudie

      -     Stephen Shenkenberg (non-voting)

Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

                                                                       EXHIBIT B

                       INSTITUTIONAL SHAREHOLDER SERVICES
                             PROXY VOTING GUIDELINES

APPENDIX D

ISS 2005 PROXY VOTING
GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.    OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

- Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

- Attend less than 75 percent of the board and committee meetings without a valid excuse

- Implement or renew a dead-hand or modified dead-hand poison pill

- Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

- Ignore a shareholder proposal that is approved by a majority of the shares outstanding

- Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

- Failed to act on takeover offers where the majority of the shareholders tendered their shares

- Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

- Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

- Are audit committee members and the non -audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

- Are inside directors or affiliated outside directors and the full board is less than majority independent

- Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.

- Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

- Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

- The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

- Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

- Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

- Two-thirds independent board

- All-independent key committees

- Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

- Long-term financial performance of the target company relative to its industry; management's track record

- Background to the proxy contest

- Qualifications of director nominees (both slates)

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

- Purchase price

- Fairness opinion

- Financial and strategic benefits

- How the deal was negotiated

- Conflicts of interest

- Other alternatives for the business

- Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

- Impact on the balance sheet/working capital

- Potential elimination of diseconomies

- Anticipated financial and operating benefits

- Anticipated use of funds

- Value received for the asset

- Fairness opinion

- How the deal was negotiated

- Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

- Dilution to existing shareholders' position

- Terms of the offer

- Financial issues

- Management's efforts to pursue other alternatives

- Control issues

- Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

- The reasons for the change

- Any financial or tax benefits

- Regulatory benefits

- Increases in capital structure

- Changes to the articles of incorporation or bylaws of the company.

- Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

- Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

- Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

- Prospects of the combined company, anticipated financial and operating benefits

- Offer price

- Fairness opinion

- How the deal was negotiated

- Changes in corporate governance

- Change in the capital structure

- Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

- Tax and regulatory advantages

- Planned use of the sale proceeds

- Valuation of spinoff

- Fairness opinion

- Benefits to the parent company

- Conflicts of interest

- Managerial incentives

- Corporate governance changes

- Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

- Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

- Cash compensation, and

- Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                                     RUSSELL 3000                 NON-RUSSELL 3000
                                                            ------------------------------  ----------------------------
                                                                     Standard   Mean + Std         Standard   Mean + Std
GICS            GICS Dsec                                   Mean     Deviation     Dev       Mean  Deviation      Dev
----            ---------                                   -----    ---------  ----------  -----  ---------  ----------
1010            Energy                                      1.60%     1.02%       2.61%     2.59%     2.19%     4.78%

1510            Materials                                   1.55%     0.81%       2.36%     2.54%     1.92%     4.46%

2010            Capital Goods                               1.86%     1.19%       3.05%     3.23%     2.93%     6.17%

2020            Commercial Services & Supplies              2.87%     1.53%       4.40%     4.39%     3.68%     8.07%

2030            Transportation                              2.10%     1.50%       3.60%     2.44%     2.22%     4.66%

2510            Automobiles & Components                    2.10%     1.37%       3.48%     2.90%     2.28%     5.18%

2520            Consumer Durables & Apparel                 2.40%     1.51%       3.90%     3.42%     2.79%     6.21%

2530            Hotels Restaurants & Leisure                2.39%     1.08%       3.48%     3.30%     2.87%     6.17%

2540            Media                                       2.34%     1.50%       3.84%     4.12%     2.89%     7.01%

2550            Retailing                                   2.89%     1.95%       4.84%     4.26%     3.50%     7.75%

3010 to 3030    Food & Staples Retailing                    1.98%     1.50%       3.48%     3.37%     3.32%     6.68%

3510            Health Care Equipment & Services            3.24%     1.96%       5.20%     4.55%     3.24%     7.79%

3520            Pharmaceuticals & Biotechnology             3.60%     1.72%       5.32%     5.77%     4.15%     9.92%

4010            Banks                                       1.44%     1.17%       2.61%     1.65%     1.60%     3.25%

4020            Diversified Financials                      3.12%     2.54%       5.66%     5.03%     3.53%     8.55%

4030            Insurance                                   1.45%     0.88%       2.32%     2.47%     1.77%     4.24%

4040            Real Estate                                 1.01%     0.89%       1.90%     1.51%     1.50%     3.01%

4510            Software & Services                         5.44%     3.05%       8.49%     8.08%     6.01%    14.10%

4520            Technology Hardware & Equipment             4.00%     2.69%       6.68%     5.87%     4.25%    10.12%

4530            Semiconductors & Semiconductor Equipment    5.12%     2.86%       7.97%     6.79%     3.95%    10.74%

5010            Telecommunication Services                  2.56%     2.39%       4.95%     4.66%     3.90%     8.56%

5510            Utilities                                   0.90%     0.65%       1.55%     3.74%     4.63%     8.38%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

- The compensation committee has reviewed all components of the CEO's compensation, including the following:

- Base salary, bonus, long-term incentives

- Accumulative realized and unrealized stock option and restricted stock gains

- Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

- Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

- Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

- A tally sheet with all the above components should be disclosed for the following termination scenarios:

- Payment if termination occurs within 12 months: $___

- Payment if "not for cause" termination occurs within 12 months: $__

- Payment if "change of control" termination occurs within 12 months: $__

- The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

- The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants(2). Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

- The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

BASED ON THE ADDITIONAL DISCLOSURE OF IMPROVED PERFORMANCE OF THE COMPENSATION COMMITTEE, ISS WILL GENERALLY VOTE FOR THE COMPENSATION COMMITTEE MEMBERS UP FOR ANNUAL ELECTION AND VOTE FOR THE EMPLOYEE-BASED STOCK PLAN IF THERE IS ONE ON THE BALLOT. HOWEVER, ISS IS NOT LIKELY TO VOTE FOR THE COMPENSATION COMMITTEE MEMBERS AND/OR THE EMPLOYEE-BASED STOCK PLAN IF ISS BELIEVES THE COMPANY HAS NOT PROVIDED COMPELLING AND SUFFICIENT EVIDENCE OF TRANSPARENT ADDITIONAL DISCLOSURE OF EXECUTIVE COMPENSATION BASED ON THE ABOVE REQUIREMENTS.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

-     Director stock ownership guidelines

-     A minimum of three times the annual cash retainer.

-     Vesting schedule or mandatory holding/deferral period

-     A minimum vesting of three years for stock options or restricted stock, or

-     Deferred stock payable at the end of a three-year deferral period.

-     Mix between cash and equity

- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

-     Retirement/Benefit and Perquisites programs

-     No retirement/benefits and perquisites provided to non-employee directors.

-     Quality of disclosure

- Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

- Historic trading patterns

- Rationale for the repricing

- Value-for-value exchange

- Treatment of surrendered options

- Option vesting

- Term of the option

- Exercise price

- Participation.

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

- Purchase price is at least 85 percent of fair market value

- Offering period is 27 months or less, and

- The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

- Purchase price is less than 85 percent of fair market value, or

- Offering period is greater than 27 months, or

- The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

- Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

- Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

- Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

- No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401 (k) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

- The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

- The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

- The triggering mechanism should be beyond the control of management

- The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

- Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

- The availability and feasibility of alternatives to animal testing to ensure product safety, and

- The degree that competitors are using animal-free testing.

- Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

- The company has already published a set of animal welfare standards and monitors compliance

- The company's standards are comparable to or better than those of peer firms, and

- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

- Whether the proposal focuses on a specific drug and region

- Whether the economic benefits of providing subsidized drags (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

- Whether the company already limits price increases of its products

- Whether the company already contributes life -saving Pharmaceuticals to the needy and Third World countries

- The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

- The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

- Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

- Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

- The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

- The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

- The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

- The company's existing healthcare policies, including benefits and healthcare access for local workers

-     Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

- Whether the company has adequately disclosed the financial risks of its subprime business

- Whether the company has been subject to violations of lending laws or serious lending controversies

- Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

- Whether the company complies with all local ordinances and regulations

- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

- The risk of any health-related liabilities.

Advertising to youth:

- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

- Whether the company has gone as far as peers in restricting advertising

- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

- Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

- The percentage of the company's business affected

- The economic loss of eliminating the business versus any potential tobacco-related liabilities.

- Spinoff tobacco-related businesses:

- The percentage of the company's business affected

- The feasibility of a spinoff

- Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

- New legislation is adopted allowing development and drilling in the ANWR region;

-     The company intends to pursue operations in the ANWR; and

- The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

- Environmentally conscious practices of peer companies, including endorsement of CERES

- Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE BY CASE on proposals requesting an economic risk assessment of environmental performance considering:

      - The feasibility of financially quantifying environmental risk factors,

      - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

      -     The costs associated with implementing improved standards,

      - The potential costs associated with remediation resulting from poor environmental performance, and

      - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

- The nature of the company's business and the percentage affected

- The extent that peer companies are recycling

- The timetable prescribed by the proposal

- The costs and methods of implementation

- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental Sustainability, unless:

      - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

      - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote CASE BY CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

      -     Risks associated with certain international markets

      -     The utility of such a report to shareholders

      - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

- The relevance of the issue to be linked to pay

- The degree that social performance is already included in the company's pay structure and disclosed

- The degree that social performance is used by peer companies in setting pay

- Violations or complaints filed against the company relating to the particular social performance measure

- Artificial limits sought by the proposal, such as freezing or capping executive pay

- Independence of the compensation committee

- Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

- The company is in compliance with laws governing corporate political activities, and

- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

- There are serious controversies surrounding the company's China operations, and

- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

- The nature and amount of company business in that country

- The company's workplace code of conduct

- Proprietary and confidential information involved

- Company compliance with U.S. regulations on investing in the country

- Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

- Agreements with foreign suppliers to meet certain workplace standards

- Whether company and vendor facilities are monitored and how

- Company participation in fair labor organizations

- Type of business

- Proportion of business conducted overseas

- Countries of operation with known human rights abuses

- Whether the company has been recently involved in significant labor and human rights controversies or violations

- Peer company standards and practices

- Union presence in company's international factories

- Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

- The company does not operate in countries with significant human rights violations

- The company has no recent human rights controversies or violations, or

- The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

- Company compliance with or violations of the Fair Employment Act of 1989

- Company antidiscrimination policies that already exceed the legal requirements

- The cost and feasibility of adopting all nine principles

- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

- The potential for charges of reverse discrimination

- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

- The level of the company's investment in Northern Ireland

- The number of company employees in Northern Ireland

- The degree that industry peers have adopted the MacBride Principles

- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

- Whether the company has in the past manufactured landmine components

- Whether the company's peers have renounced future production

- Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

- What weapons classifications the proponent views as cluster bombs

- Whether the company currently or in the past has manufactured cluster bombs or their components

- The percentage of revenue derived from cluster bomb manufacture

- Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

- The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

- Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

- The information is already publicly available or

- The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

- The board composition is reasonably inclusive in relation to companies of similar size and business or

- The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

- The degree of board diversity

- Comparison with peer companies

- Established process for improving board diversity

- Existence of independent nominating committee

- Use of outside search firm

- History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

- The company has well-documented equal opportunity programs

- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

- The composition of senior management and the board is fairly inclusive

- The company has well-documented programs addressing diversity initiatives and leadership development

- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

- attend less than 75 percent of the board and committee meetings

- without a valid excuse for the absences. Valid reasons include illness or

- absence due to company business. Participation via telephone is acceptable.

- In addition, if the director missed only one meeting or one day's

- meetings, votes should not be withheld even if such absence dropped the

- director's attendance below 75 percent.

- ignore a shareholder proposal that is approved by a majority of shares

- outstanding;

- ignore a shareholder proposal that is approved by a majority of the

- votes cast for two consecutive years;

- are interested directors and sit on the audit or nominating committee; or

- are interested directors and the full board serves as the audit or

- nominating committee or the company does not have one of these

- committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

- Past performance relative to its peers

- Market in which fund invests

- Measures taken by the board to address the issues

- Past shareholder activism, board activity, and votes on related proposals

- Strategy of the incumbents versus the dissidents

- Independence of directors

- Experience and skills of director candidates

- Governance profile of the company

- Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

- Proposed and current fee schedules

- Fund category/investment objective

- Performance benchmarks

- Share price performance as compared with peers

- Resulting fees relative to peers

- Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's Subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

- The degree of change implied by the proposal

- The efficiencies that could result

- The state of incorporation

- Regulatory standards and implications

Vote AGAINST any of the following changes:

- Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

- Removal of shareholder approval requirement for amendments to the new declaration of trust

- Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

- Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

- Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

- Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                                                       EXHIBIT C

                           PROXY VOTER SERVICES (PVS)
                            U.S. PROXY VOTING POLICY
                            STATEMENT AND GUIDELINES

                                   [ISS LOGO]

                           PROXY VOTER SERVICES (PVS)
                             A DIVISION OF ISS INC.

                          U.S. PROXY VOTING GUIDELINES
                                      2005

                               TAFT-HARTLEY POLICY
                             STATEMENT & GUIDELINES

                             U.S. PROXY VOTING POLICY
              [PVS LOGO]     STATEMENT AND GUIDELINES
                             Seventh Edition
                             January 2005

Requests for permission to make copies of any part of this work should be sent to:

Robert D. Kellogg, Managing Director
Proxy Voter Services, a division of ISS Inc.
2099 Gaither Road, Suite 501
Rockville,MD 20850-4045
Phone: 301-556-0441
Fax: 301-556-0516
Robert.kellogg@issproxy.com
ISS website: www.issproxy.com
PVS website: www.pvsproxy.com

Copyright (C) 2005 by Proxy Voter Services (PVS), a division of Institutional Shareholder Services (ISS Inc)

All right reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

                                                U.S. Policy and Guidelines, 2005

                              ~ TABLE OF CONTENTS ~

POLICY STATEMENT AND GUIDELINES                                                  5

BOARD OF DIRECTORS                                                               6

         Voting on Director Nominees in Uncontested Elections
         Voting for Director Nominees in Contested Elections
         Non-independent Chairman
         Independent Director
         Excessive Directorships
         Director Diversity
         Stock Ownership Requirements
         Classified Boards / Annual Elections
         Board and Committee Size
         Limit Term of Office
         Cumulative Voting
         Director and Officer Indemnification and Liability Protection
         Indemnification

EXECUTIVE AND DIRECTOR COMPENSATION                                             13

         Stock Option Plans
         Methodology for Analyzing Pay Plans
         Restricted Stock
         Stock Option Expensing
         Executive Holding Periods
         Performance-Based Options
         Shareholder Proposals to Limit Executive and Director Pay
         Golden and Tin Parachutes
         Executive Perks and Benefits
         Employee Stock Ownership Plans (ESOPs)
         OBRA-Related Compensation Proposals
         Amendments to Add Performance-Based Goals
         Amendments to Increase Shares and Retain Tax Deductions Under OBRA
         Approval of Cash or Cash-and-Stock Bonus Plans

AUDITORS                                                                        20

         Auditor Independence
         Auditor Ratification
         Auditor Rotation

PROXY CONTEST DEFENSES                                                          23

         Poison Pills
         Greenmail
         Shareholder Ability to Remove Directors
         Shareholder Ability to Alter the Size of the Board

 SHAREHOLDER RIGHTS                                                             25

         Confidential Voting

                                                U.S. Policy and Guidelines, 2005
                                                                          Page 3

         Shareholder Ability to Call Special Meetings
         Shareholder Ability to Act by Written Consent
         Equal Access
         Unequal Voting Rights
         Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
         Supermajority Shareholder Vote Requirement to Approve Mergers
         Reimburse Proxy Solicitation Expenses

ACQUISITIONS AND MERGERS                                                               29

         Fair Price Provisions
         Corporate Restructuring
         Appraisal Rights
         Spin-offs
         Asset Sales
         Liquidations
         Changing Corporate Name

CAPITAL STRUCTURE                                                                      31

         Common Stock Authorization
         Reverse Stock Splits
         Blank Check Preferred Authorization
         Adjust Par Value of Common Stock
         Preemptive Rights
         Debt Restructuring

STATE OF INCORPORATION                                                                 34

         Voting on State Takeover Statutes
         Offshore Reincorporations & Tax Havens

CORPORATE RESPONSIBILITY & ACCOUNTABILITY                                              35

         Special Policy Review and Shareholder Advisory Committees
         Military Sales
         Political Contributions Reporting
         Equal Employment Opportunity and Other Work Place Practice Reporting Issues
         High-Performance Workplace
         Non-Discrimination in Retirement Benefits
         Fair Lending
         CERES Principles
         MacBride Principles
         Contract Supplier Standards
         Corporate Conduct, Human Rights, and Labor Codes
         International Financial Related

                                                U.S. Policy and Guidelines, 2005

                              PROXY VOTER SERVICES
                  PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. ISS is a registered investment adviser under the Investment Advisor Act of 1940. PVS is an independent division of ISS.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made. Copies are also available online at our website: www.pvsproxy.com.

                                                U.S. Policy and Guidelines, 2005

                               BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996): "The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself."

PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

- Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

- Diversity of board;

- Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.);

- Failure of the board to properly respond to majority votes on shareholder proposals;

- Poor long-term corporate performance record relative to peer index and S&P 500 when necessary and in exceptional or tie-breaking circumstances.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific withhold votes from individual director nominees can be triggered by one or more of the following nine factors:

- Lack of a board that is at least two-thirds (67 percent) independent - i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

- Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

- Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

                                                U.S. Policy and Guidelines, 2005

- Failure to establish any key board committees (i.e. audit, compensation, or nominating);

- Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;

- Chapter 7 bankruptcy, SEC violations, and criminal investigations by the Department of Justice (DOJ) and/or other federal agencies;

- Interlocking directorships;

- Performance of compensation committee members related to the approval of egregious executive compensation (both cash and equity awards);

- Performance of audit committee members concerning the approval of excessive non-audit fees and/or the lack of auditor ratification upon the proxy ballot.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:

- Long-term financial performance of the target company relative to its industry in exceptional or tie-breaking circumstances;

- Management's historical track record;

- Background to the proxy contest;

- Qualifications of director nominees (both slates);

- Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

- Equity ownership positions;

- Total impact on all stakeholders.

NON-INDEPENDENT CHAIRMAN

Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/Chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly two-thirds of companies in both the S&P 500 and Russell 3000 fall into this category.

                                                U.S. Policy and Guidelines, 2005

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value. Indeed, a number of academic studies have demonstrated that executive compensation is twenty to forty percent higher if the CEO is also the chairman of the board.

- Generally WITHHOLD votes from any non-independent director who serves as board chairman;

- Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company;

- Generally support shareholder proposals calling for the separation of the CEO and chairman positions;

- Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

INDEPENDENT DIRECTORS

PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the

                                                U.S. Policy and Guidelines, 2005
company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

- Generally WITHHOLD votes from non-independent board members (insiders and affiliated outsiders) where the board is not at least two-thirds (67 percent) independent;

- Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;

- Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

- Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

EXCESSIVE DIRECTORSHIPS

As new regulations are mandate that directors be more engaged in protecting shareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 300 hours per year per board for 2003. Recent surveys of directors also confirm a desire for limiting board memberships, generally to three to five seats. In view of the increased demands placed on board members, PVS believes that directors who are overextended may be jeopardizing their ability to serve as effective representatives of shareholders. We withhold votes from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

- Generally WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, PVS will take action against CEOs serving on more than two outside boards and non-CEO board members serving on more than six total boards.

DIRECTOR DIVERSITY

We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

- Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;

- Support endorsement of a policy of board inclusiveness;

- Support reporting to shareholders on a company's efforts to increase diversity on their boards.

                                                U.S. Policy and Guidelines, 2005

STOCK OWNERSHIP REQUIREMENTS

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

- Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

CLASSIFIED BOARDS / ANNUAL ELECTIONS

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

- Vote AGAINST classified boards when the issue comes up for vote.

BOARD AND COMMITTEE SIZE

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, PVS believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a

                                                U.S. Policy and Guidelines, 2005
board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

PVS evaluates proposals seeking to set board size on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals.

- Generally vote AGAINST any proposal seeking to amend the company's board size to fewer than five seats;

- Generally vote AGAINST any proposal seeking to amend the company's board size to more than fifteen seats;

- Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

LIMIT TERM OF OFFICE

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board.

- Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

CUMULATIVE VOTING

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding -- the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

- Vote AGAINST proposals to eliminate cumulative voting;

- Vote FOR proposals to permit cumulative voting.

                                                U.S. Policy and Guidelines, 2005

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

- Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

- Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;

- Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                                                U.S. Policy and Guidelines, 2005

                                  COMPENSATION

STOCK OPTION PLANS

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term shareholder value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. Among other features of the plan that may not be in shareholders' best interests, PVS also takes into consideration the following factors:

METHODOLOGY FOR ANALYZING PAY PLANS

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following elements:

 PRIMARY CONSIDERATIONS:

- Dilution: Vote AGAINST plans in which the potential voting power dilution
(VPD) of all shares outstanding exceeds 10 percent;

- Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;

- Stock Option Expensing: Vote AGAINST plans if the company does not fully expense its stock options;

SECONDARY CONSIDERATIONS:

- Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period;

- Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives ("named officers") exceeds one percent of shares outstanding;

- Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company's performance is incongruous, as measured against industry peers over one and three-year periods.

- Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;

                                                U.S. Policy and Guidelines, 2005

- Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options. In those instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions: 1) The repricing represents a "value for value" exchange; 2) If the five most highly compensated employees are excluded from the repricing; 3) If the plan is broad-based; and 4) If the current vesting schedule is maintained.

Voting Power Dilution Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:
A = Shares reserved for this amendment or plan;
B = Shares available under this plan and/or continuing plans prior to proposed amendment;
C = Shares granted but unexercised under this plan and/or continuing plans;
D = All outstanding shares plus any convertible equity, outstanding warrants, or debt.

The formula can be applied as follows:

A + B + C
---------
A + B + C +D

Fair Market Value, Dilution and Repricing

PVS considers whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

PVS examines the annual burn rate which is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding. We benchmark a company's burn rate against three-year

                                                U.S. Policy and Guidelines, 2005
industry and primary index burn rates, and generally oppose plans whose burn rates exceed both industry and index burn rates over a three year period.

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives PVS looks at the concentration of equity awards to a company's top five executives ("named officers") as a percentage of overall grants. PVS will vote against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding. PVS will accept higher grant rates for broad-based plans and plans with particularly challenging performance-based objectives.

Principle of Pay-For-Performance

We acknowledge that stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan. High levels of compensation are tangled up with corporate shenanigans and illegal activity as evidenced in Tyco, Enron, and WorldCom. We therefore closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one-and three-year timeframe in assessing equity-based compensation plans.

We believe significant disparities between pay and performance warrants withholding votes from Compensation Committee members who are responsible for overseeing the company's compensation schemes. If the equity component is the source of the imbalance, PVS opposes the equity plan in which the CEO participates.

Evergreen Provisions

We also oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

RESTRICTED STOCK

PVS supports the use of performance-vesting restricted stock so long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive's overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and

                                                U.S. Policy and Guidelines, 2005
challenging performance benchmarks. Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time-lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

STOCK OPTION EXPENSING

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

Pending the June 15 2005 effective date of FASB's mandatory option expensing rule for public companies, PVS will maintain its policy of supporting shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes and will oppose the use of stock options if the options are not fully expensed, for the 2005 proxy season.

EXECUTIVE HOLDING PERIODS

PVS believes senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation

                                                U.S. Policy and Guidelines, 2005
award, holding requirements that are based on a multiple of cash compensation may be inadequate.

PERFORMANCE-BASED OPTIONS

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

- Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

- Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits;

- Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits;

- Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN AND TIN PARACHUTES

Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

                                                U.S. Policy and Guidelines, 2005

- Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification;

- Generally vote AGAINST all proposals to ratify golden parachutes;

- Vote on tin parachutes on a CASE-BY-CASE basis.

EXECUTIVE PERKS AND RETIREMENT BENEFITS

PVS supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. In general, we oppose the provision of any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

- Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

OBRA-RELATED COMPENSATION PROPOSALS

- Vote FOR amendments that place a cap on annual grants or amend administrative features;

- Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

                                                U.S. Policy and Guidelines, 2005

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

- Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

- Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year;

- Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

                                                U.S. Policy and Guidelines, 2005

                                    AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company. The auditor-facilitated debacles at Enron, WorldCom and Tyco underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

AUDITOR INDEPENDENCE

The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

Under new SEC rules, disclosed categories of professional fees paid for audit and non-audit services were increased from three to four. The new categories are: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the new requirements a company will also be required to describe, in qualitative terms, the types of services provided under the three categories other than Audit Fees. We exclude tax compliance/preparation fees from our calculations of non-audit fees. However, as we frown upon the provision of consulting services for tax-avoidance strategies and tax shelters, these fees will be included in "other fees" and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

AUDITOR RATIFICATION

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company's choice of auditor. Whereas two years ago shareholder ratification of auditors might have been considered routine by many shareowners, the subsequent accounting scandals have caused

                                                U.S. Policy and Guidelines, 2005
shareholders to be more vigilant about the integrity of the auditors certifying their companies' financial statements.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors. Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor's independent execution of their duties. We firmly believe mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor's work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

- Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

- Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

- WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees;

- WITHHOLD votes from Audit Committee members when auditor ratification is not included on the proxy ballot.

AUDITOR ROTATION

Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships. Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit.

Opponents of audit firm rotation argue that regular re-tendering is costly, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A

                                                U.S. Policy and Guidelines, 2005
solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

We recommend that companies not maintain the same audit firm in excess of seven years, and will consider voting against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company's business and the effect of changes in the business along with the corresponding changes in it's risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. We consider the increased costs associated with compulsory auditor rotation to be a lesser evil vis-a-vis the larger evil of the costs to shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

- Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years);

- Generally support shareholder proposals seeking to prohibit companies from buying consulting services from their auditor.

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                             PROXY CONTEST DEFENSES

POISON PILLS

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

- Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;

- Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill;

- Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;

- Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

- Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders;

- Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

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SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

- Vote AGAINST proposals that provide that directors may be removed only for cause;

- Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;

- Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;

- Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

- Vote FOR proposals that seek to fix the size of the board within an acceptable range;

- Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                                U.S. Policy and Guidelines, 2005

                               SHAREHOLDER RIGHTS

CONFIDENTIAL VOTING

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

- Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived;

- Vote FOR management proposals to adopt confidential voting procedures.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

- Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;

- Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

                                                U.S. Policy and Guidelines, 2005

- Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;

- Vote FOR proposals to allow or make easier shareholder action by written consent.

EQUAL ACCESS

Directors at many corporate boards have lavishly rewarded undeserving corporate executives with outrageous pay and retirement perks while remaining unwilling to challenge management with the tough questions their duties require. Hard-learned lessons from recent corporate scandals have demonstrated that this pay-happy yet passive board behavior can facilitate the despoliation of entire corporations by self-dealing executives who walk off with millions and leave shareholders, workers and communities to bear the brunt of corporate graft. Shareholders wishing to put an end to this unquestioning and recreant rubber-stamping of executive enrichment schemes by stolid board members currently have very little recourse in the election of directors to their companies' boards.

The current director election process as it exists leaves a lot to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register dissent about a given director candidate is to withhold support from that nominee.

On October 8, 2003, the SEC proposed historic corporate accountability proxy rules (proposal S7-19-03) that would give significant long-term shareholders greater ability to include their director nominees in management's proxy statement. By giving shareholders a voice in picking corporate directors, the reforms put forward by the SEC have the potential to put an end to the CEO cult and give shareholders far greater say in choosing the directors most able to represent their interests.

The SEC proposal entails a two-step, two-year process. In the first year (2004), one of two triggering events must occur: (1) One or more directors at a company receive withhold votes of 35 percent or more of the votes cast; or (2) A shareholder proposal asking for open access, which is submitted by holders of at least one percent of the shares (owned for at least one year), is approved by a majority of the votes cast.

If one of these conditions is met, then for the following two years (2005 and 2006), the company would be required to include in its proxy materials one or more board nominees (depending on the board size) proposed by holders of at least five percent of the shares (owned for at least two years).

PVS espouses ballot access mechanisms for shareholders and supports well-targeted proxy-access proposals at companies where there are legitimate concerns surrounding responsiveness to shareholders (such as not implementing majority-supported shareholder proposals), board and key committee independence, compensation practices, and accounting and financial issues (such as restatements).

                                                U.S. Policy and Guidelines, 2005

- Vote FOR shareholder resolutions filed by one-percent, one-year shareholders that, if passed, will be binding on the company per the proposed SEC trigger;

- Review CASE-BY-CASE precatory shareholder proposals asking companies to voluntarily adopt open access, perhaps at a different trigger than the SEC's proposed five-percent, two-year ownership threshold.

UNEQUAL VOTING RIGHTS

Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

- Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure;

- Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

- Vote AGAINST management proposals to require a Supermajority shareholder vote to approve charter and bylaw amendments;

- Vote AGAINST management proposals seeking to lower Supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;

- Vote FOR shareholder proposals to lower Supermajority shareholder vote requirements for charter and bylaw amendments.

                                                U.S. Policy and Guidelines, 2005

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

- Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations;

- Vote FOR shareholder proposals to lower Supermajority shareholder vote requirements for mergers and other significant business combinations.

REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                                U.S. Policy and Guidelines, 2005

                             MERGERS & ACQUISITIONS

A number academic and industry studies in recent years have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform "big bet" larger deals by a statistically significant factor.

In analyzing M&A or other transactional related items on proxy, PVS attempts to present a well-rounded analysis balancing all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation. Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:

- Impact of the merger on shareholder value;

- Perspective of ownership (target vs. acquirer) in the deal;

- Form and mix of payment (i.e. stock, cash, debt, etc.);

- Fundamental value drivers behind the deal;

- Anticipated financial and operating benefits realizable through combined synergies;

- Offer price (cost vs. premium);

- Change-in-control payments to executive officers;

- Financial viability of the combined companies as a single entity;

- Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;

- Fairness opinion (or lack thereof);

- Changes in corporate governance and their impact on shareholder rights;

- What are the potential legal or environmental liability risks associated with the target firm?;

- Impact on community stakeholders and employees in both workforces;

- How will the merger adversely affect employee benefits like pensions and health care?

FAIR PRICE PROVISIONS

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises -- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that -- absent of board or shareholder approval of the acquisition -- the bidder must pay the remaining shareholders the same price for their shares that brought control.

                                                U.S. Policy and Guidelines, 2005

- Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;

- Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

CORPORATE RESTRUCTURING

Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

APPRAISAL RIGHTS

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

- Vote FOR proposals to restore or provide shareholders with the right of appraisal.

SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

CHANGING CORPORATE NAME

Vote FOR changing the corporate name in all instances if proposed and supported by management.

                                                U.S. Policy and Guidelines, 2005

                                CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends.

PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

- Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue;

- Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by

                                                U.S. Policy and Guidelines, 2005
reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security which has certain features similar to debt instruments -- such as fixed dividend payments and seniority of claims to common stock -- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

- Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights;

- Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights;

- Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase;

- Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUST PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.

- Vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of

                                                U.S. Policy and Guidelines, 2005
stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

- Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

- Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

- Change in Control: Will the transaction result in a change-in-control of the company?

- Bankruptcy. How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

- Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

                                                U.S. Policy and Guidelines, 2005

                             STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

OFFSHORE REINCORPORATIONS & TAX HAVENS

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

- Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

- The transparency (or lack thereof) of the new locale's legal system;

- Adoption of any shareholder-unfriendly corporate law provisions;

- Actual, qualified tax benefits;

- Potential for accounting manipulations and/or discrepancies;

- Any pending U.S. legislation concerning offshore companies;

- Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

                                                U.S. Policy and Guidelines, 2005

                    CORPORATE RESPONSIBILITY & ACCOUNTABILITY
                SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value.

We will support proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. We will make the determination whether the request is relevant to the company's core business and in-line with industry practice. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:

- Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

- Percentage of sales, assets, and earnings affected;

- Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

- Whether the issues presented should be dealt with through government or company-specific action;

- Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

- Whether the company's analysis and voting recommendation to shareholders is persuasive;

- What its industry peers have done in response to the issue;

- Whether the proposal itself is well framed and reasonable;

- Whether implementation of the proposal would achieve the objectives sought in the proposal;

- Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Qualified requests satisfying the aforementioned criteria usually merit support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

                                                U.S. Policy and Guidelines, 2005

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

- Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

MILITARY SALES

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

- Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;

- Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

AFFIRM POLITICAL NON-PARTISANSHIP

We believe employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes.

Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers.

- Support proposals affirming political non-partisanship;

                                                U.S. Policy and Guidelines, 2005

POLITICAL CONTRIBUTIONS REPORTING

Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

Moreover, we believe it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. In our view, such internal controls are fully consistent with
Section 404 of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

- Support reporting and disclosure of political and political action committee
(PAC) contributions;

- Support establishment of corporate political contributions guidelines and reporting provisions.

EQUAL EMPLOYMENT OPPORTUNITY AND OTHER WORK PLACE PRACTICE REPORTING ISSUES

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

- Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;

- Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;

- Vote FOR non-discrimination in salary, wages, and all benefits.

                                                U.S. Policy and Guidelines, 2005

HIGH-PERFORMANCE WORKPLACE

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

- Generally support proposals that incorporate high-performance workplace standards.

NON-DISCRIMINATION IN RETIREMENT BENEFITS

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce pay-outs to long term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other pro-business lobbies are forming a coalition on Capitol Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

- Support non-discrimination in retirement benefits.

FAIR LENDING

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting

                                                U.S. Policy and Guidelines, 2005
on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high prepayment fees.

- Support compliance with fair-lending laws;

- Support reporting on overall lending policies and data.

CERES PRINCIPLES

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

- Vote FOR the adoption of the CERES Principles;

- Vote FOR adoption of reports to shareholders on environmental issues.

MACBRIDE PRINCIPLES

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

                                                U.S. Policy and Guidelines, 2005

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

- Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

CONTRACT SUPPLIER STANDARDS

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections.

PVS will generally support proposals that:

- Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;

- Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct;

- Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;

- Create incentives to encourage suppliers to raise standards rather than terminate contracts;

- Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;

- Request public disclosure of contract supplier reviews on a regular basis;

- Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES

PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor,

                                                U.S. Policy and Guidelines, 2005
undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

- Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);

- Support the implementation and reporting on ILO codes of conduct;

- Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

INTERNATIONAL FINANCIAL RELATED

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States.

Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

- Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.

                                                U.S. Policy and Guidelines, 2005

                                                                       EXHIBIT D
                           PROXY OVERRIDE REQUEST FORM

Company: _______________________________________________________________________

Date of Proxy: _____________________  Date of Meeting: _________________________

Person Requesting Override: ____________________________________________________

Is the Company or one of its affiliates (e.g, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder? [ ] No
[ ] Yes (identify) _____________________________________________________________
________________________________________________________________________________

Other Potential Conflicts: _____________________________________________________

Did anyone contact Munder to change its vote? [ ] No [ ] Yes (identify and explain) _______________________________________________________________________
________________________________________________________________________________

Override vote for: [ ] All client accounts holding a Company proxy, or
                   [ ] Specific accounts (identify): ___________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (Attach additional sheets of paper if more space is needed.)

RESOLUTION TO ELECT DIRECTORS

Name: ____________________________________  [ ] For       [ ] Against       [ ]
Abstain
Name: ____________________________________  [ ] For       [ ] Against       [ ]
Abstain
Name: ____________________________________  [ ] For       [ ] Against       [ ]
Abstain
Name: ____________________________________  [ ] For       [ ] Against       [ ]
Abstain
Name: ____________________________________  [ ] For       [ ] Against       [ ]
Abstain

Rationale: _____________________________________________________________________
________________________________________________________________________________

Approval: _______________________________    Date: _____________________________

RESOLUTION NO. ____:         [ ] For         [ ] Against        [ ] Abstain

Description:  __________________________________________________________________

Rationale:  ____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________

Approval:  ______________________________    Date:______________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

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